UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number  811-22509

LoCorr Investment Trust
 (Exact name of registrant as specified in charter)

261 School Avenue, 4th Floor
Excelsior, MN 55331
 (Address of principal executive offices) (Zip code)

CT Corporation System
1300 East Ninth Street
Cleveland, OH 44114
 (Name and address of agent for service)

952.767.6903
Registrant's telephone number, including area code

Date of fiscal year end: December 31

Date of reporting period:  December 31, 2014

Item 1. Reports to Stockholders.

LoCorr Managed Futures Strategy Fund

Class A (LFMAX)
Class C (LFMCX)
Class I (LFMIX)

LoCorr Long/Short Commodities Strategy Fund

Class A (LCSAX)
Class C (LCSCX)
Class I (LCSIX)

LoCorr Market Trend Fund

Class A (LOTAX)
Class C (LOTCX)
Class I (LOTIX)

LoCorr Long/Short Equity Fund

Class A (LEQAX)
Class C (LEQCX)
Class I (LEQIX)

LoCorr Spectrum Income Fund

Class A (LSPAX)
Class C (LSPCX)
Class I (LSPIX)

Annual Report

December 31, 2014

Shareholder Letter	3

Letter to Shareholders

LoCorr Funds seek to provide investments that, over time, will have low correlation to traditional asset classes such as stocks and bonds.  We believe that adding low correlating investments to portfolios can significantly reduce the overall portfolio risk while enhancing returns.  Correlation measures the degree to which the returns of two investments move together over time.  LoCorr offers products that provide the potential for positive returns in rising or falling markets and are designed to resist correlation with traditional stock, bond and commodity investments.  In this report, LoCorr Funds are reporting on five mutual funds: LoCorr Managed Futures Strategy Fund, LoCorr Long/Short Commodities Strategy Fund, LoCorr Market Trend Fund, LoCorr Long/Short Equity Fund and LoCorr Spectrum Income Fund (collectively, the “Funds”).

LoCorr Managed Futures Strategy Fund
The LoCorr Managed Futures Strategy Fund (the “Managed Futures Fund” or the “Fund”) seeks capital appreciation as its primary investment objective with managing volatility as a secondary objective.  The Managed Futures Fund attempts to achieve its objective by investing in two main strategies – a Managed Futures strategy and a Fixed Income strategy.

Managed Futures Strategy
The Managed Futures Fund invests up to 25% of its total assets into a portfolio of globally diversified managed futures positions.  The Fund accesses the returns of certain trading programs of Millburn Ridgefield Corporation (“Millburn”), Crabel Capital Management, LLC (“Crabel”) and Graham Capital Management, LLC (“Graham”) via its investment in a total return swap agreement.  The Fund uses Millburn, Crabel and Graham to execute its Managed Futures strategy. Millburn was founded in 1971 and manages about $1.3 billion in assets. Crabel was founded in 1992 and manages about $1.4 billion in assets.  Graham was founded in 1994 and manages about $8 billion in assets.  The Managed Futures Fund accesses returns generated by Millburn’s Diversified Program (“MDP”), a commodity pool which commenced operations in 1977. MDP systematically invests in about 120 futures markets with long and short positions in sectors such as currencies, interest rates, stock indices and commodities (agricultural, energy and metals). The Fund also accesses returns generated by Crabel’s Multi-Product program, a short-term trend following strategy that commenced trading in March 1998.  Crabel’s program was added in late 2013 to complement Millburn’s longer-term trend strategy in an attempt to improve the Fund’s risk-adjusted returns. Finally, the Fund accesses returns generated by Graham’s Tactical Trend program, a systematic trend strategy that commenced trading in 2006.  Graham’s program was added in late 2014 to complement the other strategies in the Fund in an attempt to improve the Fund’s risk-adjusted returns.

The Fund was highly profitable for the year (the Fund’s Class I shares were up 15.56% in 2014),  largely due to gains from long interest rate futures positions, although profits from trading currency forwards, and stock index, energy and agricultural commodity futures augmented the advance.  On the other hand, trading of metal futures was unprofitable.

All three managers within the Managed Futures Strategy posted gains in 2014.  Millburn led the way, up over 15%.  Crabel was up over 11% and Graham was up over 2% since its initial inclusion in December.

The environment for trading these markets was favorable due to the differential growth, inflation and policy paths that were followed by many of the world’s major economies and central banks.  Furthermore, within most major regions of the world there were also varying trajectories for growth, inflation and policy.  While the worldwide growth outlook at the start of 2014 was optimistic, the results were somewhat disappointing due to several events including: the Russian incursions in Crimea and the Ukraine and subsequent sanctions that dented European growth; the collapse of oil and industrial commodity prices that weakened growth in commodity producing nations; and the greater than expected slowdown in China.  On the inflation front, an anticipated acceleration never materialized as prices for oil, industrial commodities and many foodstuffs fell sharply. Of course, all of the factors mentioned above encourage market participants to move capital from market to market and from country to country.  It is these flows that produce the price movements that we attempt to take advantage of to find profitable trades.

With inflation muted, growth somewhat disappointing and the social and political background unsettled, it should come as no surprise that long positions in interest rate futures across the maturity spectrum would be profitable. Equity market performances were mixed around the globe, with several serious corrections throughout the year adding to trader anxiety.  The Fund was generally positioned with long equity index positions, with profitable trades outpacing unprofitable trades.

4	Shareholder Letter

Solid growth and future prospects for interest rate increases underpinned the U.S. dollar, while sluggish growth, anemic inflation and increased ease in monetary policies undermined the euro and yen.  Hence, long dollar trades versus many currencies were profitable.

Short positions in corn, wheat and soybeans were profitable as record grain crops weighed on prices.  A short sugar trade benefitted from persistent oversupply and large inventories.  A short cotton trade was profitable as Chinese demand softened and supplies remained plentiful.

Energy trading produced a gain in 2014.  Long positions in crude oil, RBOB gasoline and London gas oil were profitable early in the year when growth was expected to improve and Middle-East turmoil underpinned prices.  During the second half of 2014, as prices first fell and then collapsed as demand plunged and supply from the U.S. continued to advance, short trades in the same markets also registered small gains.  The second half profits were tempered somewhat as short-term, non-trend factors caused us to exit our trend-determined short positions, and at times take long positions even as energy prices fell.

Metal prices were volatile in 2014 in the wake of changing outlooks on growth, inflation, and the U.S. dollar.  Losses from trading copper, aluminum and lead outpaced the gain from a long nickel position that benefitted from export restrictions imposed by Indonesia, and from long platinum and short silver trades.

Fixed Income Strategy
The Managed Futures Fund invests most of its remaining assets in a Fixed Income strategy comprised of short to intermediate term investment grade corporate and government agency securities. Nuveen Asset Management (“Nuveen”) is the sub-adviser for this strategy – a shorter duration, high quality portfolio.  Nuveen manages over $100 billion in assets.

After a slow start to the year caused by severe winter weather, the U.S. economy expanded at a moderate pace in 2014.  Job creation accelerated as the year progressed, business capital spending was robust for most of the year, and consumer spending ended the year on a strong note.  Lower energy and commodity prices during the second half of the year had a significant impact on the economy and financial markets.  While lower energy prices were nearly universally viewed to be a net positive to the U.S. economy as consumers benefitted from an increase in disposable income, inflation expectations plummeted and concerns about the energy sector dominated price action in the financial markets.

Despite low levels of inflation and weak global growth, the Fed continued to march down the path towards policy normalization as the U.S. labor market strengthened and the economic expansion persisted.  Diverging paths of growth and policy led to significant U.S. dollar strength in the second half of 2014, which, together with large interest rate differentials between the U.S. and other developed countries resulted in a global flight to quality that drove U.S. long term interest rates to near historical lows at year end.  Despite the sharp drop in long rates, rates on the short end of the curve moved higher by about 30 basis points over the course of the year in response to the increased likelihood of future Fed policy normalization.

The fixed income component of the LoCorr Managed Futures portfolio is managed against the Barclay’s 1-5 Year Government Credit Index.  Returns for this portion of the portfolio were +1.68% compared to 1.42% for the benchmark for 2014.  The duration of the fixed income component of the Fund was managed between 1.50 and 2.0 years during the year compared to about 2.6 years for the benchmark.  As rates rose over the course of 2014, our defensive duration strategy helped returns.  Sector-wise, the Fund was positioned with a 5-10% overweight to investment grade corporate bonds along with 30-40% aggregate weighting to high quality, short duration asset backed and commercial mortgage backed securities for most of the year.  The Fund’s allocation to the commercial mortgage sector accounted for about half of the outperformance against the benchmark as commercial real estate fundamentals continued to improve during 2014.

Entering 2015, the fixed income components of the Fund are positioned in expectation that the U.S. economy will continue to expand modestly.  Despite low levels of headline inflation, labor market strength and solid economic growth should prompt the Fed to begin the process of very gradually normalizing policy and we expect they will move the Fed Funds rate slowly off the zero bound sometime in the near future.   In this environment, we expect short rates to rise as the year progresses and we expect to maintain a shorter duration.

Shareholder Letter	5

LoCorr Long/Short Commodities Strategy Fund

The LoCorr Long/Short Commodities Strategy Fund (the “Long/Short Commodities Fund” or the “Fund”) was created to provide investors with access to a commodities futures strategy in a mutual fund structure.  Historically, investors have primarily accessed exposure to long-only commodities that rely on rising commodity prices to generate positive returns.  Of course, commodity prices don’t always appreciate and occasionally experience sharp declines.  The Long/Short Commodities Fund has the ability to profit while commodity prices increase or decrease.  The Long/Short Commodities Fund’s primary investment objective is capital appreciation in rising and falling commodities markets.  The Long/Short Commodities Fund attempts to achieve its investment objective by investing in two primary strategies – a Commodities strategy and a Fixed Income strategy.

Commodities Strategy
The Fund accesses, via a total return swap agreement, the returns of Millburn’s Commodity Program (“Milcom”), which began trading in 2005. Milcom systematically invests in about 50 futures markets with long and short positions in sectors such as energy, metals, livestock, grains and softs and lumber.

The Fund was profitable in 2014, posting its strongest year in its three year history, up 22.36% for Class I shares.  Gains from spread trading, especially in the energy and grain sectors, led the advance, although profits from outright trading of agricultural commodities also contributed.  Outright trading of energy and metals were fractionally unprofitable.

Increasing crude supplies due especially to fracking in the U.S., decreasing demand as global growth disappointed and unrelenting turmoil in the Middle East provided an excellent trading environment for energy spread trading.  Consequently, spread trading in a number of energy markets was highly profitable.  Also, long positions in various energy markets were profitable early in the year when growth was expected to improve and Middle-East turmoil underpinned prices.  During the second half of 2014, as energy prices first fell and then collapsed as demand plunged and supply from the U.S. continued to advance, trend-determined short positions in the energy markets also registered gains.  However, these gains were outweighed by losses incurred when short-term, non-trend factors caused us, at times, to take long positions even as energy prices fell. Hence, outright trading of heating oil, kerosene, London gas oil and U.S. natural gas were unprofitable in 2014.

Spread trading in many agricultural markets was highly profitable as the grain supply outlook shifted significantly during the year.  Short positions in corn, wheat, and soybeans were profitable as record grain crops weighed on prices after April.  Long corn, soybean, soybean meal and European rapeseed positions also produced gains early in the year before the record production outlook became obvious.

Fixed Income Strategy
The Fund invests most of its remaining assets in a Fixed Income strategy comprised of short to intermediate term investment grade corporate and government agency securities. Nuveen is the sub-adviser for this strategy – a shorter duration, high quality portfolio.

The fixed income component of LoCorr Long/Short Commodity portfolio is managed against the Barclay’s 1-5 Year Government Credit Index.  Returns for this portion of the portfolio were 1.40% compared to 1.42% for the benchmark for 2014.  The portfolio was managed with a duration of between 1.25 and 2.0 years during 2014, compared to about 2.6 years for the benchmark.  The portfolio was positioned with a bias for liquidity, with roughly a 40% allocation to short duration government securities and with roughly 15-20% each in investment grade corporate bonds, asset backed securities, and commercial mortgage securities.  While the shorter than benchmark helped overall performance in 2014, the higher quality and liquidity bias curtailed income generation resulting in performance that was roughly in line with the benchmark.

LoCorr Market Trend Fund

The LoCorr Market Trend Fund (the “Market Trend Fund” or the “Fund”) was created to provide investors with access to a trend following futures strategy with one of the world’s most prominent managers in this space – Graham Capital Management.  Graham was founded in 1994 and manages about $8 billion in assets.  The Fund seeks capital appreciation as its primary investment objective with managing volatility as a secondary objective.  The Market Trend Fund attempts to achieve its objective by investing in two main strategies – a Market Trend strategy and a Fixed Income strategy.   The Fund commenced operations on July 1, 2014 and this report focuses on that period rather than the entire year.  During this six month period the Fund posted strong gains, up 18.88% for the Class I shares.

6	Shareholder Letter

Market Trend Strategy
Graham serves as sub-adviser of the Fund’s primary investment strategy.  The Market Trend Strategy is managed similarly to Graham’s Tactical Trend program, a systematic trend strategy that commenced trading in 2006.

During the second half of 2014, the macro backdrop was largely characterized by a widening divergence in global monetary policy as the U.S. and U.K. moved toward normalization while Europe and Japan took steps toward more accommodative policy.

This landscape supported more sustained directional trends than we have seen in recent years across several asset classes.  U.S. equities continued to rally during the second half of the year, with benchmark indices hitting record levels. Japanese equities also rallied as the Bank of Japan (“BOJ”) instituted measures to stimulate their fragile economy.  In Europe, economic weakness pressured equity prices lower during the period.  In currencies, U.S. dollar strength dominated market activity in the second half of the year amidst improving growth in the U.S. relative to its major counterparts, particularly Japan as the BOJ’s stimulus measures pressured the Japanese yen lower, and Europe as the region teetered on the edge of recession and the euro moved sharply lower. In the latter half of the year, bonds generally rallied and interest rates reached historical lows.  In commodities, energy prices plummeted as reports of increased production in the U.S., ample OPEC production and weakening global demand pushed crude oil prices below $50 for the first time in more than five years.  Oil products and natural gas followed suit and posted dramatic double-digit declines.

The Market Trend Fund recorded strong net gains as the strategy capitalized on directional trends that developed in the second half of the year.  The largest gains were driven by positions on the long end of the yield curve in the U.S. with smaller gains from positions in Europe, Australia, and Asia as global bond yields declined.  The strategy posted profits in commodities as short positions in crude oil and products benefitted from the steep decline in energy prices.  In currencies, the Fund benefitted from a stronger U.S. dollar with noteworthy gains from trading the greenback versus the euro, with smaller gains versus the Swiss franc, Japanese yen, Canadian dollar and New Zealand dollar.  The Fund finished the period virtually flat in equity indices as gains in the U.S. and Asia were offset by losses in Europe.

Looking back on recent history, we are encouraged by the shift away from the low volatility market regime of recent years and the emergence of more trending opportunities for macro strategies.  As the divergence in growth and monetary policy between the U.S. and other major economies emerged during the latter half of 2014, the opportunity set improved for global macro trading.

Fixed Income Strategy
The Fund invests most of its remaining assets in a Fixed Income strategy comprised of primarily government securities and very highly rated corporate fixed income of shorter durations. Nuveen is the sub-adviser for this strategy – a shorter duration, high quality portfolio.

The LoCorr Market Trend fixed income portfolio was funded in the second half of 2014 and the fixed income portion of this portfolio is designed to be a very short duration portfolio of the highest credit quality. It is managed against the Barclay’s 1-3 Year Government Index and will focus primarily on government securities with smaller allocations to corporate, municipal, and asset backed securities of the highest credit quality with maturities less than 5 years.   As of December 31, portfolio duration was 1.15 years compared to about 1.90 year for the benchmark and about 70% of the portfolio was in U.S. government debt.  The strategy posted small gains, slightly trailing the benchmark during this shortened period.

LoCorr Long/Short Equity Fund

LoCorr Long/Short Equity Fund (the “Long/Short Equity Fund” or the “Fund”) seeks long-term capital appreciation with reduced volatility compared to traditional broad-based equity market indices as a secondary objective.  Consistent with the “low correlation” our LoCorr Fund family seeks, long/short equity funds have the ability to provide positive returns when equity markets are rising yet they can provide downside protection when equity prices are declining.

The Fund’s initial sub-adviser, Millennium Asset Management (“Millennium”), focuses on small and micro-cap stocks as the core long holdings.  Millennium will also look to short individual stocks and hold bear ETFs to mitigate volatility and to profit when prices decline. Millennium was founded in 1999 and the Fund invests based on a strategy of theirs that commenced trading in 2000.

The Fund added another sub-adviser in early 2014 – Billings Capital Management (“Billings”).  Billings’ strategy is based on a value-oriented, fundamental, bottom-up long/short equity approach.  They seek to maximize absolute returns, exceeding the S&P 500 index over the long term.  Relative value drives the selection process for both long and short positions.  The Fund invests with Billings based on a strategy they have managed since 2008 with their current firm and for many years prior to that at a different firm.  With a focus on mid to large cap stocks, this strategy is expected to provide further diversification in the Fund.

Shareholder Letter	7

Millennium
The small cap equity market, which generally constitutes Millennium’s long positions, underperformed the broader equity market indexes in 2014. There was a direct relationship between market capitalization size and performance in 2014, such that companies in the Russell 2000 under $300 million in market cap were down 19% during 2014, with smaller cap stocks lagging larger cap stocks in general. Millennium increased the average market cap in their portfolio from $380 million at the beginning of 2014 to $1 billion by May to attempt to mitigate the poor sentiment towards small and micro-cap names while staying within our investment philosophy.

In the first quarter of 2014, international concerns about emerging markets caused tightened liquidity that had a heightened effect on small and micro-cap names. International money flows also sought safer havens in bonds and large cap equities. This scenario drove the selling of small and micro-caps and favored large caps names, regardless of company fundamentals, and caused Millennium’s holdings in the Fund to underperform.

Millennium uses the mid to large capitalization stocks for shorts. Many shorts positions with high overvaluations and questionable fundamental outlooks did not perform as expected due to the money flows seeking safety that favored large caps.

The underperformance of small and micro-cap stocks in 2014 have created a significant relative undervaluation compared to large caps that is more typical at the beginning of a bull market or end of a bear market. Towards the end of 2014, the equity markets began to recognize the relative attraction of small cap names. Several factors lead us to believe small and micro-cap names may outperform in the next 18 months: much lower energy prices, continuing strength in U.S. employment metrics, the strong U.S. dollar favors domestic oriented companies, and the U.S. economy is leading the worldwide economic expansion. The portfolio is positioned to benefit from U.S. economic growth, greater participation by the consumer, and lower fuel prices.

Billings
For 2014, U.S. equities outperformed all other developed markets and, for the third consecutive year, posted double digit gains (+13.69%).  Within U.S. equity markets, meaningful dispersion in performance across sectors and market capitalization prevailed for the year.  Utilities, typically denoted as ‘boring’, were the best performing sector for the year as they were rewarded for their stability and dividends.  Not surprisingly energy was the worst performing sector for the year as the price of oil has more than halved in a matter of months.  The difference in performance between utilities (+28.98%) and energy (-7.78%) is quite robust.  The difference between large cap and small cap was less dramatic but still significant.

Despite posting solid returns (up over 11%) since its initial allocation in late March, in 2014 the portfolio underperformed the S&P 500 slightly.  Looking at the portfolio at year end, two significant positions outperformed the S&P 500 while four positions posted negative returns.  The largest contributor to performance, and largest position in the portfolio was Diamond Resorts.  The biggest detractors came from the broadcasters Media General and Sinclair, as well as the investment bank FBR & Co.  While we are always disappointed with lagging returns, we believe the fundamentals of these businesses continued to advance throughout 2014 but unfortunately it was not reflected in the stock price. Net exposures remained consistently at 90% net long or slightly greater throughout the year.

The U.S. continues to be the proverbial ‘best house in a bad neighborhood’ and we expect that to continue into 2015.  On the domestic front, the financial system continues to strengthen and many of the issues surrounding the 2008 “financial crisis” have been addressed.  The economy continues to grow modestly and valuations, broadly speaking, seem fair.  These factors, combined with several others, lead to our sanguine view on U.S. equities going forward.

LoCorr Spectrum Income Fund

LoCorr Spectrum Income Fund (the “Spectrum Income Fund” or the “Fund”) was launched at the beginning of 2014.  The Fund’s objective is current income with capital appreciation as a secondary objective.  The Fund is designed to fit within the “low correlation” of the LoCorr Fund family by seeking to provide relatively high levels of income with low correlation to the bond market.

The Fund uses two strategies to attempt to achieve its objective – an Income strategy and a Loan Investment strategy.  The Fund’s sub-adviser of the Income strategy is Trust and Fiduciary Management Services (“TFMS”).  TFMS invests in pass-through securities to seek high current income, much of which the Fund distributes monthly to investors.  The Fund’s initial six months of operations were profitable, but declining prices in the second half of the year led to negative returns as the Fund’s Class I shares declined 5.23% for the year.  The Fund began monthly distributions to investors in the 1st quarter and was able to maintain steady distributions throughout the year.

8	Shareholder Letter

Income Strategy
The first portion of 2014 proved to be a very positive one for the Fund’s Income strategy.  Most classes of equity-oriented securities continued their positive trend from the major correction which occurred during 2013 in association with the bond market selloff prompted by the announcement of the end of the U.S. Federal Reserve’s Quantitative Easing policy.  Paradoxically, although beneficiaries of economic growth continued to move upward in the first part of 2014, defensive types of securities related to bond markets also did well.   This was a consequence of the fact that bonds became oversold at the end of 2013, while a very cold winter slowed economic growth to negative levels.  This provided a fundamental backdrop for the partial recovery of bond losses from the prior year.  This environment proved to be a very positive one for the strategy, with enough economic growth to support the distributions of economically sensitive holdings, combined with a benign bond environment which made the portfolio’s high yields very attractive.

Major concentrations within this strategy included equity Real Estate Investment Trusts (“REITs”) which own commercial properties in the retail, hospitality, and entertainment industries; shipping Master Limited Partnerships (“MLPs”); downstream energy processing MLPs including refiners, fertilizer and plastics manufacturers. The Fund continued to hold economically sensitive high yielding securities in areas such as emerging market debt closed end funds; U.S. high yield and preferred closed end funds; Business Development Companies; and private equity management MLPs.  Over this period, the strongest performance was experienced by our downstream energy processing MLPs, which benefited from the relatively low price of U.S. oil and gas relative to higher world product prices and various mortgage REITs which benefited from the recovery in bond markets.  In the overall strong market environment there were few losses, but the relative laggards included our private equity managers and some of the energy midstream holdings.

The second half of the year was a challenging one for the strategy and for many other asset classes as well.  During the 3rd quarter a significant market correction began in many risky assets.   The proximate cause of this development was a confluence of disappointing growth reports in all major economic zones outside the U.S., most acutely in Europe.  With the U.S. posting strong economic growth in the 2nd quarter (admittedly in recovery from a weather-impaired 1st quarter) the U.S. Federal Reserve had been guiding the markets to anticipate higher interest rates within the next year or so.  This contrast between regional growth and the prospect of renewed monetary ease in regions outside the U.S. led to a drastic reappraisal of relative currency values, as the dollar rose sharply relative to other monetary units.   The reaction of U.S. securities markets was sharp, and keyed to the fact that a significantly stronger dollar is deflationary and likely to lead to lower growth and lower commodity prices.  This led initially to a selloff in smaller capitalization U.S. equities, which our portfolio followed as it often does due to the moderate market capitalization of our holdings.

A second development appearing in the August-September period was the beginning of a drastic decline in world oil prices.  The slowdown in global growth (and oil demand growth) met increasing supply from various sources, most conspicuously the increase from U.S. oil shale.   The consequence of this was a sharp decline in the world oil price.  During this period, there were sharp declines in many of our holdings which were energy related, including many “downstream” operators which typically benefit from lower energy prices such as shippers, fertilizer manufacturers and oil refiners.  Emerging market debt closed end funds were also hit in response to the rising dollar.  Partially offsetting these declines were positive returns posted by many of our commercial equity REITs.

Based upon the fundamental judgment that overseas growth would be weak for some time and that commodity prices would remain low, but that growth in the U.S. would remain reasonably healthy, we repositioned the portfolio by reducing items deemed most dependent upon commodity prices or a weak dollar.  We added to our already extensive holdings focused on U.S. growth, specifically REITs, a private equity manager, and downstream energy MLPs in areas such as refining and terminals. Although we believe that we have insulated the portfolio from fundamental negative effects of slow growth overseas and low oil prices, the Fund continued to decline into the end of 2014 along with lower oil prices.

Looking ahead to 2015, we believe that on a fundamental basis our distributions at the portfolio level are stable and sustainable, and that the portfolio will recover strongly if the oil market merely stabilizes and securities markets perceive that the threat of a financial crisis has been averted.  If achieved, this dynamic would reduce the yield spread on our securities versus Treasuries, and may lead to capital gains as well as income returns.

Shareholder Letter	9

Over the longer term we believe that our portfolio holdings can maintain their relatively high yields in an environment of modest growth in the U.S.  Moreover, if global growth is called into question and the dollar is strong, we believe that many investors—including those overseas—will find U.S.-based high income securities of particular interest due to the combination of high U.S. rates relative to the rest of the world and the increasing strength of the dollar.   While there are no guarantees in the investment world, we believe that the risk/reward characteristics of this portfolio are very attractive in the current environment.

Loan Investment Strategy
The Loan Investment strategy is designed to invest in secured real estate loans that provide the Fund with the potential to enhance yield, reduce volatility and provide the portfolio benefits of lower correlation to stocks and bonds.  The Fund’s Loan Investment strategy is based on its investment in a pool of secured real estate loans managed and administered by Terra Capital Partners (“Terra”), which was founded in 2002.  During the period, this investment has generated a steady source of high income and helped dampen the Fund’s volatility while producing positive returns.

Thank you for investing in LoCorr Funds.

It is not possible to invest directly into an index.

Mean-reversion models are models based on the theory that prices eventually move back to the mean. Correlation measures how much the returns of two investments move together over time. Duration is a commonly used measure of the potential volatility of the price of the debt security, or the aggregate market value of a portfolio of debt securities, prior to maturity. Securities with a longer duration generally have more volatile prices than securities of comparable quality with a shorter duration. Market cap refers to the size of companies held based on the value of all outstanding shares. Free cash flow is an entity’s operating cash flow less capital expenditures.

S&P 500 Total Return Index is a capitalization weighted unmanaged benchmark index that includes the stocks of 500 large capitalization companies in major industries. This total return index includes net dividends and is calculated by adding an indexed dividend return to the index price change for a given period. Russell 2000 Index measures the performance of approximately 2,000 small-cap companies in the Russell 3000 Index, which is made up of 3,000 of the biggest U.S. stocks. The Russell 2000 serves as a benchmark for small-cap stocks in the United States. Barclays Capital 1-5 Year Government/Credit Index is an unmanaged index considered representative of performance of short-term U.S. corporate bonds and U.S. government bonds with maturities from one to five years.

The opinions expressed in the letter are those of the Fund manager, are subject to change, are not guaranteed and should not be considered investment advice. Must be preceded or accompanied by a prospectus. Fund holdings and sector allocation are subject to change and should not be considered a recommendation to buy or sell any security. For a complete list of Fund holdings please refer to the Schedule of Investments included in this report.

Mutual fund investing involves risk. Principal loss is possible. The LoCorr Managed Futures Strategy Fund is a diversified fund.  The LoCorr Long/Short Commodities Strategy Fund, the LoCorr Market Trend Fund, the LoCorr Long/Short Equity Fund and the LoCorr Spectrum Income Fund are each non-diversified funds, meaning they may invest their assets in fewer individual holdings than a diversified fund. Therefore, the Funds are more exposed to individual stock volatility than a diversified fund. The Funds invest in foreign investments and foreign currencies which involve greater volatility and political, economic and currency risks and differences in accounting methods. The Funds may make short sales of securities, which involves the risk that losses may exceed the original amount invested. Investing in commodities may subject the Funds to greater risks and volatility as commodity prices may be influenced by a variety of factors including unfavorable weather, environmental factors, and changes in government regulations. The Funds may invest in derivative securities, which derive their performance from the performance of an underlying asset, index, interest rate or currency exchange rate. Derivatives can be volatile and involve various types and degrees of risks, and, depending upon the characteristics of a particular derivative, suddenly can become illiquid. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Investments in Asset Backed, Mortgage Backed, and Collateralized Mortgage Backed Securities include additional risks that investors should be aware of such as credit risk, prepayment risk, possible illiquidity and default, as well as increased susceptibility to adverse economic developments.

Diversification does not assure a profit nor protect against loss in a declining market.

Past performance is not a guarantee of future results.

Derivative contracts ordinarily have leverage inherent in their terms which can magnify a Fund’s potential for gains or losses through increased long and short position exposure. A Fund may access derivatives via a swap agreement. A risk of a swap agreement is the risk that the counterparty to the agreement will default on its obligation to pay the Fund.

A Fund will incur a loss as a result of a short position if the price of the short position instrument increases in value between the date of the short position sale and the date on which an offsetting position is purchased.

Investments in small - and medium-capitalization companies involve additional risks such as limited liquidity and greater volatility. Investments in lower rated and non-rated securities presents a greater risk of loss to principal and interest than higher-rated securities. ETF investments are subject to investment advisory and other expenses, which will be indirectly paid by the Fund. As a result, the cost of investing in the Fund will be higher than the cost of investing directly in ETFs and may be higher than other mutual funds that invest directly in stocks and bonds. ETFs are subject to specific risks, depending on the nature of the ETF.

A Fund’s portfolio will be significantly impacted by the performance of the real estate market generally, and a Fund may be exposed to greater risk and experience higher volatility than would a more economically diversified portfolio. Property values may fall due to increasing vacancies or declining rents resulting from economic, legal, cultural, or technological developments. Investments in Limited Partnerships (including master limited partnerships) involve risks different from those of investing in common stock including risks related to limited control and limited rights to vote on matters affecting the Limited Partnership, risks related to potential conflicts of interest between the Limited Partnership and the Limited Partnership’s general partner, cash flow risks, dilution risks and risks related to the general partner’s limited call right. Underlying Funds are subject to management and other expenses, which will be indirectly paid by a Fund.

The LoCorr Managed Futures Strategy Fund, LoCorr Long/Short Commodities Strategy Fund, LoCorr Market Trend Fund, LoCorr Long/Short Equity Fund, and the LoCorr Spectrum Income Fund are distributed by Quasar Distributors, LLC.

10	Fund Performance

LoCorr Managed Futures Strategy Fund

Rate of Return — For the period ended December 31, 2014 (Unaudited)

				Average Annual
	Inception Date	6 Month	1 Year	Since Inception
LoCorr Managed Futures Strategy Fund - Class A (without maximum load)	3/22/11	4.90%	15.42%	-1.17%
LoCorr Managed Futures Strategy Fund - Class A (with maximum load)	3/22/11	-1.17%	8.72%	-2.71%
LoCorr Managed Futures Strategy Fund - Class C	3/24/11	3.55%	13.39%	-1.92%
LoCorr Managed Futures Strategy Fund - Class I	3/24/11	4.98%	15.56%	-0.95%
S&P 500 Total Return Index		6.12%	13.69%	15.18%1
Barclays CTA Index		6.98%	7.62%	0.44%2

$100,000 investment in the
LoCorr Managed Futures Strategy Fund – Class I
For the period ended December 31, 2014 (Unaudited)

This chart illustrates the performance of a hypothetical $100,000 investment made in the Fund since inception. Assumes reinvestment of dividends and capital gains, but does not reflect the effect of any applicable sales charge or redemption fees.  This chart does not imply any future performance. Performance will vary from class to class based on differences in class-specific expenses and sales charges. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance data represents past performance; past performance does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by calling 1.855.LCFUNDS, or visiting www.LoCorrFunds.com.

Performance data shown reflects the Class A maximum sales charge of 5.75% and reflects the Class C Contingent Deferred Sales Charge (CDSC) of 1.00%.  Performance of the Class A without load does not reflect the deduction of the sales load or fee.  If reflected, the load or fee would reduce the performance quoted.

The Fund imposes a 1.00% redemption fee on shares held for less than 30 days.  Performance data does not reflect the redemption fee.  If it had, return would be reduced.

Per the fee table in the Fund’s May 1, 2014 prospectus, the Fund’s annual operating expense ratio is 2.58%, 3.33% and 2.33% for Class A, Class C and Class I shares, respectively.

The S&P 500 Total Return Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of the 500 stocks which represent all major industries. The Barclays CTA Index is a leading industry benchmark of representative performance of commodity trading advisors.

One cannot invest directly in an index.
1 Since inception return as of March 24, 2011.
2 Since inception return as of March 31, 2011.

LoCorr Long/Short Commodities Strategy Fund

Rate of Return — For the period ended December 31, 2014 (Unaudited)

				Average Annual
	Inception Date	6 Month	1 Year	Since Inception1
LoCorr Long/Short Commodities Strategy Fund - Class A (without maximum load)	1/1/12	10.41%	22.07%	-2.17%
LoCorr Long/Short Commodities Strategy Fund - Class A (with maximum load)	1/1/12	4.03%	15.02%	-4.08%
LoCorr Long/Short Commodities Strategy Fund - Class C	1/1/12	8.80%	20.01%	-3.01%
LoCorr Long/Short Commodities Strategy Fund - Class I	1/1/12	10.45%	22.36%	-1.97%
S&P 500 Total Return Index		6.12%	13.69%	20.39%
Morningstar Long/Short Commodity Index		-3.42%	-5.43%	-4.10%

$100,000 investment in the
LoCorr Long/Short Commodities Strategy Fund – Class I
For the period ended December 31, 2014 (Unaudited)

This chart illustrates the performance of a hypothetical $100,000 investment made in the Fund since inception.  Assumes reinvestment of dividends and capital gains, but does not reflect the effect of any applicable sales charge or redemption fees.  This chart does not imply any future performance. Performance will vary from class to class based on differences in class-specific expenses and sales charges. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance data represents past performance; past performance does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by calling 1.855.LCFUNDS, or visiting www.LoCorrFunds.com.

Performance data shown reflects the Class A maximum sales charge of 5.75% and reflects the Class C Contingent Deferred Sales Charge (CDSC) of 1.00%.  Performance of the Class A without load does not reflect the deduction of the sales load or fee.  If reflected, the load or fee would reduce the performance quoted.

The Fund imposes a 1.00% redemption fee on shares held for less than 30 days.  Performance data does not reflect the redemption fee.  If it had, return would be reduced.

Per the fee table in the Fund’s May 1, 2014 prospectus, the Fund’s annual operating expense ratio, before fee waivers is 4.69%, 5.44% and 4.44% for Class A, Class C and Class I shares, respectively.

The S&P 500 Total Return Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of the 500 stocks which represent all major industries. The Morningstar Long/Short Commodity Index is a fully collateralized commodity futures index that uses the momentum rule to determine if each commodity is held long, short, or flat.

One cannot invest directly in an index.
1 Since inception return as of January 1, 2012.

Fund Performance	11

LoCorr Market Trend Fund

Rate of Return — For the period ended December 31, 2014 (Unaudited)

			Since
	Inception Date	6 Month	Inception1
LoCorr Market Trend Fund - Class A (without maximum load)	7/1/14	18.74%	18.74%
LoCorr Market Trend Fund - Class A (with maximum load)	7/1/14	11.91%	11.91%
LoCorr Market Trend Fund - Class C	7/1/14	17.29%	17.29%
LoCorr Market Trend Fund - Class I	7/1/14	18.88%	18.88%
S&P 500 Total Return Index		6.12%	6.12%
Barclays CTA Index		6.98%	6.98%

$100,000 investment in the
LoCorr Market Trend Fund - Class I
For the period ended December 31, 2014 (Unaudited)

This chart illustrates the performance of a hypothetical $100,000 investment made in the Fund since inception.  Assumes reinvestment of dividends and capital gains, but does not reflect the effect of any applicable sales charge or redemption fees. This chart does not imply any future performance. Performance will vary from class to class based on differences in class-specific expenses and sales charges. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance data represents past performance; past performance does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by calling 1.855.LCFUNDS, or visiting www.LoCorrFunds.com.

Performance data shown reflects the Class A maximum sales charge of 5.75% and reflects the Class C Contingent Deferred Sales Charge (CDSC) of 1.00%.  Performance of the Class A without load does not reflect the deduction of the sales load or fee.  If reflected, the load or fee would reduce the performance quoted.

The Fund imposes a 1.00% redemption fee on shares held for less than 30 days. Performance data does not reflect the redemption fee. If it had, return would be reduced.

Per the fee table in the Fund’s June 23, 2014 prospectus, the Fund’s annual operating expense ratio is 2.00%, 2.75% and 1.75% for Class A, Class C and Class I shares, respectively.

The S&P 500 Total Return Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of the 500 stocks which represent all major industries. The Barclays CTA Index is a leading industry benchmark of representative performance of commodity trading advisors.
One cannot invest directly in an index.
1 Cumulative total return since inception as of July 1, 2014.

LoCorr Long/Short Equity Fund

Rate of Return — For the period ended December 31, 2014 (Unaudited)

				Average Annual
	Inception Date	6 Month	1 Year	Since Inception1
LoCorr Long/Short Equity Fund - Class A (without maximum load)	5/10/13	-8.90%	-14.37%	-1.04%
LoCorr Long/Short Equity Fund - Class A (with maximum load)	5/10/13	-14.15%	-19.30%	-4.54%
LoCorr Long/Short Equity Fund - Class C	5/10/13	-10.16%	-15.82%	-1.78%
LoCorr Long/Short Equity Fund - Class I	5/10/13	-8.78%	-14.18%	-0.79%
S&P 500 Total Return Index		6.12%	13.69%	17.52%
Russell 2000 Total Return Index		1.65%	4.89%	15.26%

$100,000 investment in the
LoCorr Long/Short Equity Fund - Class I
For the period ended December 31, 2014 (Unaudited)

This chart illustrates the performance of a hypothetical $100,000 investment made in the Fund since inception.  Assumes reinvestment of dividends and capital gains, but does not reflect the effect of any applicable sales charge or redemption fees. This chart does not imply any future performance. Performance will vary from class to class based on differences in class-specific expenses and sales charges. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance data represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1.855.LCFUNDS, or visiting www.LoCorrFunds.com.

Performance data shown reflects the Class A maximum sales charge of 5.75% and reflects the Class C Contingent Deferred Sales Charge (CDSC) of 1.00%.  Performance of the Class A without load does not reflect the deduction of the sales load or fee.  If reflected, the load or fee would reduce the performance quoted.

The Fund imposes a 1.00% redemption fee on shares held for less than 30 days. Performance data does not reflect the redemption fee. If it had, return would be reduced.

Per the fee table in the Fund’s May 1, 2014 prospectus, the Fund’s annual operating expense ratio, before fee waivers is 5.09%, 5.84%, and 4.84% for Class A, Class C and Class I shares, respectively.

The S&P 500 Total Return Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of the 500 stocks which represent all major industries. The Russell 2000 Total Return Index measures the performance of the small-cap segment of the U.S. equity universe.

One cannot invest directly in an index.
1 Since inception returns as of May 10, 2013.

12	Fund Performance

LoCorr Spectrum Income Fund

Rate of Return — For the period ended December 31, 2014 (Unaudited)

				Average Annual
	Inception Date	6 Month	1 Year	Since Inception1
LoCorr Spectrum Income Fund - Class A (without maximum load)	1/1/14	-11.95%	-5.45%	-5.45%
LoCorr Spectrum Income Fund - Class A (with maximum load)	1/1/14	-17.02%	-10.88%	-10.88%
LoCorr Spectrum Income Fund - Class C	1/1/14	-13.15%	-7.09%	-7.09%
LoCorr Spectrum Income Fund - Class I	1/1/14	-11.84%	-5.23%	-5.23%
S&P 500 Total Return Index		6.12%	13.69%	13.69%
Morningstar Moderate Allocation EW		0.93%	6.34%	6.34%
Barclays Aggregate Bond Index		1.96%	5.97%	5.97%

$100,000 investment in the
LoCorr Spectrum Income Fund - Class I
For the period ended December 31, 2014 (Unaudited)

This chart illustrates the performance of a hypothetical $100,000 investment made in the Fund since inception. Assumes reinvestment of dividends and capital gains, but does not reflect the effect of any applicable sales charge or redemption fees.  This chart does not imply any future performance. Performance will vary from class to class based on differences in class-specific expenses and sales charges. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance data represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1.855.LCFUNDS, or visiting www.LoCorrFunds.com.

Performance data shown reflects the Class A maximum sales charge of 5.75% and reflects the Class C Contingent Deferred Sales Charge (CDSC) of 1.00%.  Performance of the Class A without load does not reflect the deduction of the sales load or fee.  If reflected, the load or fee would reduce the performance quoted.

The Fund imposes a 2.00% redemption fee on shares held for less than 60 days. Performance data does not reflect the redemption fee. If it had, return would be reduced.

Per the fee table in the Fund’s May 1, 2014 prospectus, the Fund’s annual operating expense ratio is 2.23%, 2.98%, and 1.98% for Class A, Class C and Class I shares, respectively.

The S&P 500 Total Return Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of the 500 stocks which represent all major industries. The Barclays Aggregate Bond Index is a long term, market capitalization-weighted index used to represent investment grade bonds being traded in the United States. The Morningstar Moderate Allocation portfolios seek to provide both capital appreciation and income by investing in three major areas: stocks, bonds and cash. Equal weighting (EW) gives each fund in the data set the same weight, regardless of assets.

One cannot invest directly in an index.
1 Since inception returns as of January 1, 2014.

LoCorr Managed Futures Strategy Fund - Consolidated Schedule of Investments	13

LoCorr Managed Futures Strategy Fund

Composition of Consolidated Investment Portfolio1
December 31, 2014 (Unaudited)

1 As a percentage of total investments.

Consolidated Schedule of Investments
December 31, 2014

	Maturity Date	Coupon Rate	Principal Amount	Value
ASSET BACKED SECURITIES: 17.21%
321 Henderson Receivables I LLC, 2004-A A1 (Acquired 02/08/2013, Cost, $424,228) (a)(c)	09/15/2045	0.50%	$445,676	$440,467
Ally Auto Receivables Trust
Series 2013-2 A3	01/16/2018	0.79%	962,000	961,179
Series 2013-1 A4	02/15/2018	0.84%	1,100,000	1,096,165
American Express Credit Account Master Trust, 2012-2 A	03/15/2018	0.68%	2,500,000	2,501,913
American Homes 4 Rent 2014-SFR1 A (Acquired 05/13/2014 and 10/08/2014, Cost, $3,789,745) (a)(c)	06/17/2031	1.25%	3,795,814	3,746,077
Atlantic City Electric Transition Funding LLC
Series 2002-1 A3	07/20/2017	4.91%	27,687	27,921
Series 2003-1 A3	10/20/2020	5.05%	1,038,356	1,112,896
BA Credit Card Trust, 2014-A3 A (c)	01/15/2020	0.44%	2,500,000	2,499,550
Bank of the West Auto Trust, 2014-1 A2 (Acquired 11/05/2014, Cost, $3,449,758) (a)	07/17/2017	0.69%	3,450,000	3,449,555
Cabela’s Master Credit Card Trust
Series 2010-2A A2 (Acquired 12/27/2012 and 02/08/2013, Cost, $2,282,483) (a)(c)	09/15/2018	0.85%	2,275,000	2,282,118
Series 2012-1A A1 (Acquired 05/08/2012 and 07/23/2012, Cost, $1,510,776) (a)	02/18/2020	1.63%	1,500,000	1,507,728
California Republic Auto Receivables Trust
Series 2012-1 A (Acquired 12/03/2014, Cost, $405,694) (a)	08/15/2017	1.18%	405,097	405,930
Series 2013-2 A2	03/15/2019	1.23%	1,029,242	1,033,006
Capital One Multi-Asset Execution Trust
Series 2006-A11 A11 (c)	06/15/2019	0.24%	3,500,000	3,488,517
Series 2007-A2 A2 (c)	12/16/2019	0.23%	2,000,000	1,988,446
Carfinance Capital Auto Trust 2013-1 A A (Acquired 05/21/2013, Cost, $449,589) (a)	07/17/2017	1.65%	449,598	450,088
CenterPoint Energy Restoration Bond Co. LLC, 2009-1 A2 (Acquired 08/25/2011, 05/10/2013 and 05/15/2013, Cost, $1,865,621) (a)	08/15/2019	3.46%	1,792,000	1,869,047
CenterPoint Energy Transition Bond Co. IV LLC, 2012-1 A1	04/15/2018	0.90%	1,771,353	1,773,980
Chase Issuance Trust
Series 2013-A5 A	05/15/2017	0.47%	1,500,000	1,499,793
Series 2007-A2 A (c)	04/15/2019	0.20%	2,500,000	2,486,045
Series 2013-A3 A3 (c)	04/15/2020	0.43%	234,000	233,229
Citibank Credit Card Issuance Trust, 2013-A12 (Acquired 03/19/2014, Cost, $1,000,000) (a)(c)	11/07/2018	0.46%	1,000,000	998,922
Colony American Homes, 2014-1A A (Acquired 04/02/2014 and 12/02/2014, Cost, $3,171,877) (a)(c)	05/17/2031	1.40%	3,179,754	3,159,267
Consumers 2014 Securitization Funding LLC, 2014-A A1	11/01/2020	1.33%	2,190,000	2,179,626

The accompanying notes are an integral part of these consolidated financial statements.

14	LoCorr Managed Futures Strategy Fund - Consolidated Schedule of Investments (continued)

	Maturity Date	Coupon Rate	Principal Amount	Value
ASSET BACKED SECURITIES (continued)
Discover Card Execution Note Trust
Series 2012-A1 A1	08/15/2017	0.81%	$3,700,000	$3,701,739
Series 2013-A1 A1 (c)	08/17/2020	0.45%	1,000,000	1,001,197
Dryrock Issuance Trust, 2012-2 A	08/15/2018	0.64%	1,500,000	1,499,252
Entergy Arkansas Restoration Funding LLC, 2010-A A1	08/01/2021	2.30%	1,933,796	1,967,863
Entergy Gulf States Reconstruction Funding 1 LLC, 2007-A A2	10/01/2018	5.79%	915,218	979,009
Entergy Texas Restoration Funding, LLC, 2009-A A1	02/01/2016	2.12%	344,010	344,448
Fifth Third Auto Trust
Series 2014-3 A2B (c)	05/15/2017	0.39%	5,000,000	5,000,280
Series 2013-A B	04/15/2019	1.21%	1,500,000	1,501,366
Ford Credit Auto Owner Trust, 2013-B A3	10/15/2017	0.57%	2,726,902	2,726,777
Gracechurch Card Funding PLC, 2012-1A A1 (Acquired 03/02/2012, 05/15/2013 and 03/19/2014, Cost, $2,550,769) (a)(b)(c)	02/15/2017	0.85%	2,550,000	2,551,308
HLSS Servicer Advance Receivables Backed Notes
Series 2013-T2 A2 (Acquired 05/17/2013, Cost, $2,249,998) (a)	05/16/2044	1.15%	2,250,000	2,247,750
Series 2013-T1 D2 (Acquired 01/16/2013, Cost, $750,000) (a)	01/16/2046	3.23%	750,000	753,750
Series 2013-T7 A7 (Acquired 03/28/2014, Cost, $438,350) (a)	11/15/2046	1.98%	440,000	435,688
Honda Auto Receivables Owner Trust, 2012-4 A4	12/18/2018	0.66%	3,262,000	3,262,199
Hyundai Auto Receivables Trust, 2012-C A3	04/17/2017	0.53%	979,620	979,652
Invitation Homes 2013-SFR1 Trust, A (Acquired 11/05/2013 and 10/24/2014, Cost, $4,178,154) (a)(c)	12/17/2030	1.40%	4,176,935	4,156,647
Invitation Homes 2014-SFR2 Trust, A (Acquired 08/04/2014, Cost, $1,400,000) (a)(c)	09/18/2031	1.25%	1,400,000	1,382,609
Nationstar Agency Advance Funding Trust 2013-T1A, AT1 (Acquired 10/28/2014, Cost, $2,998,477) (a)	02/15/2045	1.00%	3,000,000	2,998,920
Ohio Phase-In-Recovery Funding LLC, 2013-1 A1	07/01/2018	0.96%	788,135	789,119
Santander Drive Auto Receivables Trust, 2014-2 A2A	07/17/2017	0.54%	867,830	867,141
SMART Trust/Australia, 2012-2USA A3B (Acquired 02/08/2013, Cost, $547,569) (a)(b)(c)	10/14/2016	1.10%	546,237	547,002
SWAY Residential Trust, 2014-1 A (Acquired 12/04/2014, Cost, $3,532,434) (a)(c)	01/20/2032	1.46%	3,550,000	3,539,790
United States Small Business Administration, 2008-10B 1	09/10/2018	5.73%	48,474	50,523
TOTAL ASSET BACKED SECURITIES (Cost $84,558,936)				84,475,494

CORPORATE BONDS: 25.84%
Administrative and Support and Waste Management and Remediation Services: 0.37%
Glencore Finance (Canada) Ltd.(Acquired 02/14/2012 and 03/12/2013, Cost, $1,796,645) (a)(b)	01/15/2017	3.60%	1,750,000	1,804,553

Finance and Insurance: 11.19%
Aetna Inc.	11/15/2017	1.50%	1,500,000	1,488,299
Aflac Inc.	02/15/2017	2.65%	1,750,000	1,800,592
Allied World Assurance Company Holdings, Ltd. (b)	08/01/2016	7.50%	1,500,000	1,637,481
American Express Co.	05/22/2018	1.55%	1,000,000	990,493
Anthem, Inc.	01/15/2018	1.88%	1,250,000	1,249,646
Bank of America Corp.	05/01/2018	5.65%	3,960,000	4,399,453
Bank of Montreal (Acquired 12/04/2014, Cost, $2,039,253) (a)(b)	01/30/2017	1.95%	2,000,000	2,033,776
Barclays Bank PLC (b)	09/22/2016	5.00%	1,000,000	1,065,597
Berkshire Hathaway Inc.	08/15/2016	2.20%	860,000	877,917
BNP Paribas (b)	08/20/2018	2.70%	1,750,000	1,788,526
Capital One Financial Corp.	09/01/2016	6.15%	1,000,000	1,074,637
Citigroup, Inc.	11/21/2017	6.13%	4,465,000	4,978,850
Credit Agricole SA (Acquired 10/01/2012, Cost, $1,502,814) (a)(b)	10/01/2017	3.00%	1,500,000	1,547,044
Deutsche Bank Aktiengesellschaft (b)	02/13/2019	2.50%	1,060,000	1,072,979
Fifth Third Bancorp	06/01/2018	4.50%	1,000,000	1,077,228
Ford Motor Credit Company LLC	01/17/2017	1.50%	1,500,000	1,491,929
General Electric Capital Corp.	04/27/2017	2.30%	235,000	240,699
General Electric Capital Corp.	05/01/2018	5.63%	3,085,000	3,471,341
Goldman Sachs Group, Inc./The	04/01/2018	6.15%	4,135,000	4,641,203
Heineken N.V. (Acquired 10/02/2012, Cost, $996,700) (a)(b)	10/01/2017	1.40%	1,000,000	994,238
ING Bank N.V. (Acquired 02/29/2012 and 10/23/2012, Cost, $1,518,967) (a)(b)	03/07/2017	3.75%	1,500,000	1,569,753
JPMorgan Chase & Co.	01/15/2018	6.00%	3,115,000	3,485,180
Morgan Stanley (c)	10/18/2016	0.68%	1,000,000	996,999
Morgan Stanley	12/28/2017	5.95%	1,565,000	1,738,951
Nomura Holdings, Inc. (b)	09/13/2016	2.00%	1,250,000	1,260,084
Nordea Bank AB (Acquired 02/12/2013, Cost, $1,031,619) (a)(b)	03/20/2017	3.13%	1,000,000	1,035,975
Rabobank Nederland (b)	01/19/2017	3.38%	1,000,000	1,043,186
Realty Income Corp.	01/31/2018	2.00%	1,000,000	1,001,843

The accompanying notes are an integral part of these consolidated financial statements.

LoCorr Managed Futures Strategy Fund - Consolidated Schedule of Investments (continued)	15

	Maturity Date	Coupon Rate	Principal Amount	Value
CORPORATE BONDS (continued)
Toyota Motor Credit Corp.	05/22/2017	1.75%	$790,000	$796,979
UBS AG (b)	12/20/2017	5.88%	872,000	973,666
UnitedHealth Group Incorporated	12/15/2017	1.40%	445,000	444,604
Wells Fargo & Co.	06/15/2016	3.68%	2,585,000	2,681,415
				54,950,563
Health Care and Social Assistance: 0.60%
Catholic Health Initiatives	11/01/2017	1.60%	1,900,000	1,892,254
Quest Diagnostics Inc.	07/01/2017	6.40%	930,000	1,035,215
				2,927,469
Information: 2.59%
America Movil, S.A.B. de C.V. (b)	09/08/2016	2.38%	1,500,000	1,520,580
AT&T Inc.	02/12/2016	0.90%	945,000	944,751
CA, Inc.	08/15/2018	2.88%	1,500,000	1,525,204
CBS Corp.	07/01/2017	1.95%	1,000,000	1,003,123
Comcast Corp.	02/15/2018	5.88%	1,000,000	1,125,123
DIRECTV Holdings LLC / DIRECTV Financing Co., Inc.	03/15/2017	2.40%	1,500,000	1,528,303
Symantec Corp.	06/15/2017	2.75%	1,000,000	1,014,746
Total System Services, Inc.	06/01/2018	2.38%	1,000,000	991,437
Verizon Communications, Inc.	09/14/2018	3.65%	1,400,000	1,479,418
Viacom Inc.	04/30/2016	6.25%	1,500,000	1,602,453
				12,735,138
Manufacturing: 4.80%
Anheuser-Busch Companies LLC	10/15/2016	5.05%	1,500,000	1,604,056
Apple Inc. (c)	05/05/2017	0.30%	2,920,000	2,909,780
Becton, Dickinson and Company	12/15/2017	1.80%	1,135,000	1,139,186
Cisco Systems, Inc.	03/14/2017	3.15%	1,285,000	1,343,205
Dow Chemical Co./The	02/15/2016	2.50%	1,290,000	1,312,243
Dr Pepper Snapple Group, Inc.	01/15/2016	2.90%	1,000,000	1,020,152
Eastman Chemical Co.	06/01/2017	2.40%	2,000,000	2,031,222
Ecolab Inc.	12/08/2017	1.45%	1,500,000	1,486,557
EMC Corp.	06/01/2018	1.88%	1,750,000	1,744,052
Hershey Co./The	11/01/2016	1.50%	1,000,000	1,011,745
Johnson Controls, Inc.	11/02/2017	1.40%	1,255,000	1,243,602
Lorillard Tobacco Co.	08/21/2017	2.30%	1,500,000	1,509,576
Sherwin-Williams Co./The	12/15/2017	1.35%	1,640,000	1,628,686
Thermo Fisher Scientific Inc.	02/01/2017	1.30%	565,000	561,837
Tyco Electronics Group S.A. (b)	12/17/2018	2.38%	1,000,000	1,008,617
Tyco International Finance S.A. (b)	10/15/2015	3.38%	1,000,000	1,019,819
Zoetis, Inc.	02/01/2018	1.88%	1,000,000	991,002
				23,565,337
Mining, Quarrying, and Oil and Gas Extraction: 2.76%
Anadarko Petroleum Corp.	09/15/2017	6.38%	1,000,000	1,111,802
BHP Billiton Finance (USA) Ltd. (b)	02/24/2017	1.63%	1,015,000	1,023,392
Ensco PLC (b)	03/15/2016	3.25%	1,575,000	1,603,800
Nabors Industries, Inc.	02/15/2018	6.15%	1,000,000	1,041,567
Occidental Petroleum Corp.	02/15/2018	1.50%	425,000	420,466
Petrobras International Finance Co. (b)	02/06/2017	3.50%	880,000	840,321
Phillips 66	05/01/2017	2.95%	1,500,000	1,549,175
Rio Tinto Finance (USA) PLC (b)	08/21/2017	1.63%	1,505,000	1,504,378
Sinopec Group Overseas Development (2014) Ltd. (Acquired 04/02/2014, Cost, $1,500,000) (a)(b)(c)	04/10/2017	1.01%	1,500,000	1,502,007
Teck Resources Ltd. (b)	08/15/2017	3.85%	2,000,000	2,081,576
Vale Overseas Ltd. (b)	01/11/2016	6.25%	825,000	857,670
				13,536,154
Real Estate and Rental and Leasing: 0.53%
Health Care REIT, Inc.	04/01/2019	4.13%	1,500,000	1,595,093
Ventas Realty LP / Ventas Capital Corp.	02/15/2018	2.00%	1,000,000	1,000,883
				2,595,976
Retail Trade: 1.30%
Amazon.com, Inc.	11/29/2017	1.20%	1,250,000	1,236,740
AutoZone, Inc.	06/15/2016	6.95%	2,000,000	2,165,862
BP Capital Markets (b)	09/26/2018	2.24%	1,000,000	1,002,828
CVS Health Corp.	12/05/2018	2.25%	365,000	368,268
Macy’s Retail Holdings, Inc.	12/01/2016	5.90%	1,500,000	1,627,534
				6,401,232

The accompanying notes are an integral part of these consolidated financial statements.

16	LoCorr Managed Futures Strategy Fund - Consolidated Schedule of Investments (continued)

	Maturity Date	Coupon Rate	Principal Amount	Value
CORPORATE BONDS (continued)
Transportation and Warehousing: 0.35%
Carnival Corp. (b)	12/15/2017	1.88%	$775,000	$769,203
Spectra Energy Partners, LP	09/25/2018	2.95%	915,000	936,406
				1,705,609
Utilities: 0.43%
Exelon Generation Co., LLC	10/01/2019	5.20%	1,000,000	1,105,020
Sempra Energy	04/01/2017	2.30%	1,000,000	1,018,384
				2,123,404
Wholesale Trade: 0.92%
B.A.T. International Finance P.L.C. (Acquired 06/06/2012, Cost, $995,160) (a)(b)	06/07/2017	2.13%	1,000,000	1,009,293
McKesson Corporation	03/10/2017	1.29%	1,500,000	1,492,338
Samsung Electronics America, Inc. (Acquired 04/18/2013, Cost, $2,021,109) (a)	04/10/2017	1.75%	2,000,000	2,006,062
				4,507,693
TOTAL CORPORATE BONDS (Cost $126,583,985)				126,853,128

MORTGAGE BACKED SECURITIES: 16.92%
American Tower Trust I, 2013-1-2 (Acquired 03/06/2013, Cost, $1,830,000) (a)	03/15/2043	1.55%	1,830,000	1,808,333
CD 2005-CD1 Commercial Mortgage Trust, 2005-CD1 A4 (c)	07/15/2044	5.23%	238,659	242,515
CD 2007-CD5 Mortgage Trust, A4 (c)	11/15/2044	5.89%	757,946	825,583
COMM 2012-CCRE2 Mortgage Trust, 2012-CR2 A1	08/15/2045	0.82%	1,595,498	1,592,345
COMM 2012-LC4 Mortgage Trust, 2012-LC4 A1	12/10/2044	1.16%	401,314	402,906
Commercial Mortgage Trust, 2007-GG11 A4	12/10/2049	5.74%	1,250,000	1,353,809
CSMC Series, 2014-ICE A (Acquired 10/07/2014, Cost, $3,584,131) (a)(c)	04/15/2027	0.96%	3,580,000	3,573,724
CSMC Trust, 2013-6 1A1 (Acquired 07/24/2013, Cost, $2,529,964) (a)(c)	07/25/2028	2.50%	2,592,343	2,593,963
DBUBS 2011-LC3 Mortgage Trust, A2	08/10/2044	3.64%	1,990,000	2,054,458
Extended Stay America Trust 2013-ESH
Series 2013-ESFL A2FL (Acquired 01/24/2013, Cost, $1,565,000) (a)(c)	12/05/2031	0.85%	1,565,000	1,558,321
Series 2013-ESFL A1FL (Acquired 01/24/2013, Cost, $755,827) (a)(c)	12/05/2031	0.95%	755,827	754,796
Fannie Mae-Aces
Series 2014-M13	11/25/2017	1.64%	2,700,000	2,718,017
Series 2012-M8 ASQ1	12/25/2019	1.17%	931,349	936,000
Fannie Mae Connecticut Avenue Securities
Series 2014-C02 1M1 (c)	05/25/2024	1.11%	2,216,377	2,175,139
Series 2014-C03 1M1 (c)	07/25/2024	1.36%	1,797,888	1,781,274
Fannie Mae Pool	02/01/2021	3.50%	91,189	96,466
Fannie Mae Pool	06/01/2021	3.50%	118,589	125,429
Fannie Mae Pool	08/01/2021	3.00%	319,604	333,550
Fannie Mae Pool	09/01/2021	3.00%	388,472	405,435
Fannie Mae Pool	11/01/2021	3.00%	746,608	779,219
Fannie Mae Pool	12/01/2025	3.50%	528,988	559,616
Fannie Mae Pool	09/01/2026	3.50%	514,262	544,010
Fannie Mae Pool (c)	10/01/2033	2.38%	1,171,104	1,260,985
FDIC Commercial Mortgage Trust
Series 2011-C1 A (Acquired 06/06/2012, Cost, $20,174) (a)(c)	04/25/2031	1.84%	20,067	20,083
Series 2012-C1 A (Acquired 05/10/2012, Cost, $195,981) (a)(c)	05/25/2035	0.84%	195,981	195,981
FDIC Guaranteed Notes Trust
Series 2010-S4 A (Acquired 02/24/2012, Cost, $665,944) (a)(c)	12/04/2020	0.87%	664,062	668,061
Series 2010-S1 2A (Acquired 03/01/2012, Cost, $723,809) (a)	04/25/2038	3.25%	713,871	730,779
Series 2010-S1 1A (Acquired 11/18/2011, Cost, $353,521) (a)(c)	02/25/2048	0.70%	354,075	354,208
FHLMC Multifamily Structured Pass Through Certificates
Series K501 A1	06/25/2016	1.34%	89,889	90,264
Series K-501 A2	11/25/2016	1.66%	700,000	707,380
Series K703 A1	01/25/2018	1.87%	305,547	309,223
Series K709 A1	10/25/2018	1.56%	1,323,553	1,333,898
Freddie Mac REMICS
Series 3855 HE	02/15/2026	2.50%	41,527	42,014
Series 4181 PF (c)	11/15/2042	0.40%	2,728,103	2,725,732
Freddie Mac Structured Agency Credit Risk Debt Notes
Series 2013-DN2 M1 (c)	11/25/2023	1.62%	1,584,388	1,579,731
Series 2014-DN2 M1 (c)	04/25/2024	1.02%	2,176,750	2,160,461
Series 2014-HQ2 M1 (c)	09/25/2024	1.61%	2,710,090	2,705,359
FREMF Mortgage Trust, 2013-KF02 (Acquired 11/01/2013, Cost, $966,156) (a)(c)	12/25/2045	3.17%	966,156	995,959
GS Mortgage Securities Corp. II, 2005-GG4 A4A	07/10/2039	4.75%	132,356	132,484

The accompanying notes are an integral part of these consolidated financial statements.

LoCorr Managed Futures Strategy Fund - Consolidated Schedule of Investments (continued)	17

	Maturity Date	Coupon Rate	Principal Amount	Value
MORTGAGE BACKED SECURITIES (continued)
GS Mortgage Securities Trust
Series 2014-GSFL A (Acquired 08/06/2014, Cost, $2,000,000) (a)(c)	07/15/2031	1.15%	$2,000,000	$1,999,388
Series 2010-C2 A1 (Acquired 04/11/2012, Cost, $1,413,208) (a)	12/10/2043	3.85%	1,338,502	1,381,295
Series 2011-GC5 A2	08/10/2044	3.00%	1,715,000	1,760,327
Holmes Master Issuer PLC, 2012-1A A2 (Acquired 01/18/2012, Cost, $584,222) (a)(b)(c)	10/15/2054	1.88%	584,222	586,041
JPMBB Commercial Mortgage Securities Trust, 2014-C25 A1	11/18/2047	1.52%	4,952,133	4,928,392
JPMorgan Chase Commercial Mortgage Securities Trust
Series 2013-JWRZ A (Acquired 05/22/2013, Cost, $2,960,000) (a)(c)	04/15/2030	0.93%	2,960,000	2,957,457
Series 2010-C1 A1 (Acquired 12/30/2011, Cost, $687,710) (a)	06/15/2043	3.85%	662,016	665,313
Series 2005-LDP5 A4 (c)	12/15/2044	5.24%	229,150	232,987
Series 2007-CIBC20 A4 (c)	02/12/2051	5.79%	1,400,000	1,517,110
Motel 6 Trust, 2012-MTL6 A2 (Acquired 11/02/2012, Cost, $1,999,992) (a)	10/05/2025	1.95%	2,000,000	1,993,598
NCUA Guaranteed Notes Trust
Series 2010-R2 1A (c)	11/06/2017	0.52%	1,966,883	1,972,322
Series 2011-R1 1A (c)	01/08/2020	0.60%	93,433	93,951
Series 2011-R2 1A (c)	02/06/2020	0.55%	2,535,929	2,544,774
Series 2011-R3 1A (c)	03/11/2020	0.55%	2,867,681	2,879,011
Series 2010-R1 1A (c)	10/07/2020	0.60%	296,393	298,173
Series 2010-C1 APT	10/29/2020	2.65%	4,023,406	4,114,492
SBA Tower Trust, 2012-1 (Acquired 06/12/2014 and 09/03/2014, Cost, $1,606,904) (a)	12/15/2042	2.93%	1,562,000	1,581,956
Springleaf Mortgage Loan Trust
Series 2013-3A A (Acquired 10/04/2013, Cost, $1,635,099) (a)(c)	09/25/2057	1.87%	1,635,316	1,631,049
Series 2013-1A A (Acquired 04/03/2013, Cost, $1,585,650) (a)(c)	06/25/2058	1.27%	1,585,776	1,580,337
Series 2012-3A A (Acquired 10/18/2012, Cost, $477,262) (a)(c)	12/25/2059	1.57%	477,325	476,973
UBS-Citigroup Commercial Mortgage Trust 2011-C1, A2	01/12/2045	2.80%	4,000,000	4,106,888
WIMC Capital Trust, 2012-A A1 (Acquired 06/21/2012, Cost, $526,090) (a)	10/16/2050	4.55%	526,095	531,754
TOTAL MORTGAGE BACKED SECURITIES (Cost $83,170,599)				83,061,098

MUNICIPAL BONDS: 1.50%
County of Hamilton OH Sewer System Revenue	12/01/2016	1.23%	825,000	827,838
Louisiana Local Government Environmental Facilities & Community Development Authority	02/01/2018	1.52%	566,154	569,149
Louisiana Local Government Environmental Facilities & Community Development Authority	02/01/2021	3.22%	850,000	883,090
Metropolitan Council, (Minneapolis - St. Paul Metropolitan Area), State of Minnesota	09/01/2017	1.20%	2,020,000	2,025,414
Metropolitan Government of Nashville & Davidson County TN	07/01/2017	1.21%	1,500,000	1,495,320
State of Ohio	08/01/2017	3.33%	1,500,000	1,578,960
TOTAL MUNICIPAL BONDS (Cost $7,384,719)				7,379,771

FOREIGN GOVERNMENT BOND: 0.19%
Hydro-Quebec (b)	06/30/2016	2.00%	900,000	917,244
TOTAL FOREIGN GOVERNMENT BOND (Cost $906,920)				917,244

U.S. GOVERNMENT AGENCY ISSUES: 4.12%
Federal Home Loan Banks	09/02/2015	0.13%	5,000,000	4,996,155
Federal Home Loan Banks	12/09/2016	1.63%	4,000,000	4,064,940
Federal Home Loan Mortgage Corp.	09/10/2015	1.75%	1,000,000	1,010,252
Federal Home Loan Mortgage Corp.	08/25/2016	2.00%	5,000,000	5,119,385
Federal National Mortgage Association	03/30/2016	0.50%	5,000,000	5,029,575
TOTAL U.S. GOVERNMENT AGENCY ISSUES (Cost $20,189,225)				20,220,307

U.S. GOVERNMENT NOTE: 1.02%
United States Treasury Note	12/15/2015	0.25%	5,000,000	5,000,390
TOTAL U.S. GOVERNMENT NOTE (Cost $5,002,885)				5,000,390

SHORT TERM INVESTMENTS: 9.79%
U.S. GOVERNMENT AGENCY ISSUES: 1.54%
Federal Home Loan Banks	09/25/2015	0.20%	2,500,000	2,499,038
Federal National Mortgage Association	04/15/2015	5.00%	5,000,000	5,069,275
TOTAL U.S. GOVERNMENT AGENCY ISSUES				7,568,313

The accompanying notes are an integral part of these consolidated financial statements.

18	LoCorr Managed Futures Strategy Fund - Consolidated Schedule of Investments (continued)

	Maturity Date	Coupon Rate	Principal Amount	Value
SHORT TERM INVESTMENTS (continued)
U.S. GOVERNMENT NOTES: 6.34%
United States Treasury Note	03/15/2015	0.38%	$10,000,000	$10,006,250
United States Treasury Note	05/31/2015	0.25%	10,000,000	10,006,250
United States Treasury Note	06/15/2015	0.38%	11,120,000	11,133,033
TOTAL U.S. GOVERNMENT NOTES				31,145,533

MONEY MARKET FUND: 1.91%			Shares
Fidelity Institutional Money Market Portfolio - Class I , 0.07% (d)(e)(f)			9,363,458	9,363,458
TOTAL MONEY MARKET FUND				9,363,458
TOTAL SHORT TERM INVESTMENTS (Cost $48,081,606)				48,077,304

TOTAL INVESTMENTS (Cost $375,878,875): 76.59%				375,984,736
Other Assets in Excess of Liabilities: 23.41% (f)				114,921,780
TOTAL NET ASSETS: 100.00%				$490,906,516

(a) Restricted security as defined in Rule 144(a) under the Securities Act of 1933 and determined to be liquid. Purchased in a private placement transaction; resale to the public may require registration or may extend only to qualified institutional buyers. At December 31, 2014, the value of these securities total $79,064,733, which represents 16.11% of total net assets.

(b) Foreign issued security.
(c) Variable rate security. The rate reported is the rate in effect as of December 31, 2014.
(d) The rate quoted is the annualized seven-day effective yield as of December 31, 2014.
(e) All or a portion of this security is held by LCMFS Fund Limited. See Note 1.
(f) Includes assets pledged as collateral for swap contracts. See Note 2.

The accompanying notes are an integral part of these consolidated financial statements.

LoCorr Managed Futures Strategy Fund - Consolidated Schedule of Swap Contracts	19

Consolidated Schedule of Swap Contracts
December 31, 2014

LONG TOTAL RETURN SWAP CONTRACTS
This investment is a holding of LCMFS Fund Limited. See Note 1.

			Unrealized
			Appreciation
Termination Date	Reference Index	Notional	(Depreciation)*	Counterparty
12/20/17	LoCorr Managed Futures Index^	$478,519,768	$16,848,053	Deutsche Bank AG

^ Comprised of a proprietary basket of Commodity Trading Advisor’s (“CTA”) Programs investing in various futures, forwards, and currency derivative contracts and other similar investments. See Notes 2 and 3.
* Unrealized appreciation is a receivable on the Fund’s consolidated statement of assets and liabilities.

The accompanying notes are an integral part of these consolidated financial statements.

20	LoCorr Long/Short Commodities Strategy Fund - Consolidated Schedule of Investments

LoCorr Long/Short Commodities Strategy Fund

Composition of Consolidated Investment Portfolio1
December 31, 2014 (Unaudited)

1 As a percentage of total investments

Consolidated Schedule of Investments
December 31, 2014

	Maturity Date	Coupon Rate	Principal Amount	Value
ASSET BACKED SECURITIES: 16.75%
Ally Auto Receivables Trust
Series 2012-4 A3	01/17/2017	0.59%	$11,170	$11,168
Series 2012-5 A3	03/15/2017	0.62%	359,146	359,137
American Express Credit Account Master Trust, 2012-1 A (c)	01/15/2020	0.42%	650,000	649,614
American Homes 4 Rent 2014-SFR1 A (Acquired 05/13/2014, 08/29/2014 and
10/08/2014, Cost, $495,285) (a)(c)	06/17/2031	1.25%	495,537	489,044
AmeriCredit Automobile Receivables Trust
Series 2013-2 A2	11/08/2016	0.53%	4,800	4,800
Series 2012-4 A3	06/08/2017	0.67%	14,015	14,016
Series 2014-1 A2	07/10/2017	0.57%	344,553	344,511
Series 2013-1 A3	10/10/2017	0.61%	35,721	35,726
Series 2013-3 A3	04/09/2018	0.92%	50,000	50,081
BA Credit Card Trust 2014-A2 A (c)	09/16/2019	0.42%	500,000	499,084
Bank of The West Auto Trust 2014-1 A2 (Acquired 11/05/2014, Cost, $399,972) (a)	07/17/2017	0.69%	400,000	399,948
California Republic Auto Receivables Trust
Series 2012-1 A (Acquired 12/03/2014, Cost, $462,329) (a)	08/15/2017	1.18%	461,650	462,598
Series 2013-2 A2	03/15/2019	1.23%	121,087	121,530
Capital Auto Receivables Asset Trust/Ally 2013-1 A2	07/20/2016	0.62%	17,111	17,114
Capital One Multi-Asset Execution Trust
Series 2006-A11 A11 (c)	06/17/2019	0.24%	500,000	498,360
Series 2007-A1 A1 (c)	11/15/2019	0.20%	150,000	149,292
CarMax Auto Owner Trust, 2012-3A3	07/17/2017	0.52%	192,983	192,818
Chase Issuance Trust
Series 2013-A5 A	05/15/2017	0.47%	500,000	499,931
Series 2007-A2 A (c)	04/15/2019	0.20%	1,000,000	994,418
Series 2013-A3 A3 (c)	04/15/2020	0.43%	300,000	299,012
Citibank Credit Card Issuance Trust, 2013-A11 (c)	02/07/2018	0.39%	100,000	99,989
CNH Equipment Trust
Series 2012-B A3	09/15/2017	0.86%	5,722	5,726
Series 2012-C A3	12/15/2017	0.57%	13,252	13,257
Series 2012-D A3	04/16/2018	0.65%	31,590	31,572

The accompanying notes are an integral part of these consolidated financial statements.

LoCorr Long/Short Commodities Strategy Fund - Consolidated Schedule of Investments (continued)	21

	Maturity Date	Coupon Rate	Principal Amount	Value
ASSET BACKED SECURITIES (continued)
Colony American Homes, 2014-1A A (Acquired 04/02/2014 and 12/02/2014,
Cost, $492,342) (a)(c)	05/17/2031	1.40%	$493,751	$490,569
Consumers 2014 Securitization Funding LLC, 2014-A A1	11/01/2020	1.33%	100,000	99,526
Discover Card Execution Note Trust
Series 2012-A1 A1	08/15/2017	0.81%	150,000	150,071
Series 2010-A2 A2 (c)	03/15/2018	0.73%	100,000	100,207
Entergy Arkansas Restoration Funding LLC, 2010-A A1	08/01/2021	2.30%	291,604	296,741
Fifth Third Auto Trust
Series 2014-3 A2B (c)	05/15/2017	0.39%	500,000	500,028
Series 2013-A A3	09/15/2017	0.61%	50,000	50,000
GE Equipment Midticket LLC, 2012-1 A3	05/23/2016	0.60%	10,241	10,240
GE Equipment Small Ticket LLC, 2012-1A A3 (Acquired 05/22/2012, Cost, $305) (a)	09/21/2015	1.04%	305	305
GE Equipment Transportation LLC, 2012-2 A3	07/25/2016	0.62%	11,568	11,569
Honda Auto Receivables Owner Trust, 2012-4 A3	08/18/2016	0.52%	13,538	13,539
Hyundai Auto Receivables Trust
Series 2012-B A3	09/15/2016	0.62%	4,510	4,512
Series 2012-C A3	04/17/2017	0.53%	335,870	335,881
Invitation Homes 2013-SFR1 Trust, A (Acquired 08/29/2014 and 10/24/2014,
Cost, $492,071) (a)(c)	12/17/2030	1.40%	491,404	489,017
Invitation Homes 2014-SFR2 Trust, A (Acquired 08/04/2014, Cost, $100,000) (a)(c)	09/18/2031	1.25%	100,000	98,758
John Deere Owner Trust, 2013-A A3	03/15/2017	0.60%	45,065	45,119
Mercedes-Benz Auto Lease Trust, 2013-A A3	02/15/2016	0.59%	30,872	30,870
Santander Drive Auto Receivables Trust
Series 2013-1 A3	06/15/2017	0.62%	9,957	9,957
Series 2013-2 A3	09/15/2017	0.70%	22,411	22,410
Series 2013-3 A3	10/16/2017	0.70%	136,499	136,538
Small Business Administration Participation Certificates, 2012-20K 1	11/01/2032	2.09%	21,937	21,501
SWAY Residential Trust, 2014-1 A (Acquired 12/04/2014, Cost, $447,773) (a)(c)	01/17/2032	1.46%	450,000	448,706
Synchrony Credit Card Master Note Trust, 2012-5 A	06/15/2018	0.95%	200,000	200,320
World Omni Auto Receivables Trust
Series 2012-A A3	02/15/2017	0.64%	9,509	9,513
Series 2012-B A3	06/15/2017	0.61%	15,703	15,708
Series 2013-A A3	04/16/2018	0.64%	75,000	74,953
TOTAL ASSET BACKED SECURITIES (Cost $9,925,614)				9,909,304

CORPORATE BONDS: 16.15%
Administrative and Support and Waste Management and Remediation Services: 0.40%
Glencore Finance (Canada) Ltd. (Acquired 04/07/2014, Cost, $80,715) (a)(b)	11/15/2016	5.80%	75,000	80,231
Synchrony Financial	08/15/2017	1.88%	115,000	115,223
Waste Management, Inc.	09/01/2016	2.60%	40,000	40,919
				236,373
Finance and Insurance: 8.67%
Aetna Inc.	11/15/2017	1.50%	120,000	119,064
Aflac Inc.	02/15/2017	2.65%	185,000	190,348
Allied World Assurance Company Holdings, Ltd. (b)	08/01/2016	7.50%	170,000	185,581
American Express Co.	05/22/2018	1.55%	210,000	208,004
Bank of America Corp.	08/01/2016	6.50%	155,000	166,986
Bank of America Corp.	05/01/2018	5.65%	100,000	111,097
Bank of Montreal (Acquired 12/04/2014, Cost, $254,907) (a)(b)	01/30/2017	1.95%	250,000	254,222
Bank of New York Mellon Corp./The	07/28/2016	2.30%	20,000	20,437
Bank of Nova Scotia/The (b)	07/15/2016	1.38%	30,000	30,201
Barclays Bank PLC (b)	09/22/2016	5.00%	100,000	106,560
BB&T Corp.	01/12/2018	1.45%	20,000	19,809
Berkshire Hathaway Inc.	08/15/2016	2.20%	35,000	35,729
BNP Paribas (b)	08/20/2018	2.70%	85,000	86,871
Capital One Financial Corp.	09/01/2016	6.15%	80,000	85,971
Caterpillar Financial Services Corp.	02/17/2015	4.75%	15,000	15,078
Caterpillar Financial Services Corp.	09/06/2018	2.45%	25,000	25,587
Citigroup, Inc.	11/21/2017	6.13%	440,000	490,637
Deutsche Bank Aktiengesellschaft (b)	02/13/2019	2.50%	30,000	30,367
Diageo Capital plc (b)	05/11/2017	1.50%	20,000	20,027
Dragon 2012 LLC	03/12/2024	1.97%	20,172	19,697
Fifth Third Bancorp	06/01/2018	4.50%	20,000	21,545

The accompanying notes are an integral part of these consolidated financial statements.

22	LoCorr Long/Short Commodities Strategy Fund - Consolidated Schedule of Investments (continued)

	Maturity Date	Coupon Rate	Principal Amount	Value
CORPORATE BONDS (continued)
General Electric Capital Corp.	12/11/2015	1.00%	$84,000	$84,363
General Electric Capital Corp.	01/09/2017	2.90%	185,000	191,443
General Electric Capital Corp.	05/01/2018	5.63%	90,000	101,271
Goldman Sachs Group, Inc./The	01/15/2015	5.13%	35,000	35,045
Goldman Sachs Group, Inc./The	04/01/2018	6.15%	425,000	477,028
Heineken N.V. (Acquired 10/02/2012 and 08/28/2014, Cost, $85,150) (a)(b)	10/01/2015	0.80%	85,000	85,095
Helios Leasing I LLC	05/29/2024	2.02%	20,273	19,810
Helios Leasing I LLC	07/24/2024	1.73%	20,735	19,979
Helios Leasing I LLC	09/28/2024	1.56%	20,681	19,707
John Deere Capital Corp.	06/29/2015	0.95%	15,000	15,035
John Deere Capital Corp.	04/13/2017	5.50%	15,000	16,437
JPMorgan Chase & Co.	08/15/2017	2.00%	65,000	65,618
JPMorgan Chase & Co.	01/15/2018	6.00%	305,000	341,246
KeyBank National Association	11/01/2017	5.70%	27,000	29,740
Morgan Stanley	03/22/2017	4.75%	155,000	165,105
MSN 41079 and 41084 Ltd. (b)	07/13/2024	1.72%	20,724	19,952
New York Life Global Funding (Acquired 10/09/2012, Cost, $20,158) (a)	05/04/2015	3.00%	20,000	20,174
Nomura Holdings, Inc. (b)	09/13/2016	2.00%	185,000	186,492
Phoenix 2012 LLC	07/03/2024	1.61%	21,013	20,144
PNC Funding Corp.	09/19/2016	2.70%	10,000	10,270
Rabobank Nederland (b)	01/19/2017	3.38%	40,000	41,727
Realty Income Corp.	09/15/2016	5.95%	60,000	64,703
Realty Income Corp.	01/31/2018	2.00%	95,000	95,175
Safina Ltd. (b)	01/15/2022	1.55%	19,327	19,077
State Street Bank & Trust Co.	10/15/2018	5.25%	20,000	22,317
Tagua Leasing LLC	11/16/2024	1.58%	21,179	20,195
Toronto-Dominion Bank/The (Acquired 12/04/2014, Cost, $283,828) (a)(b)	09/14/2016	1.63%	280,000	283,266
Toyota Motor Credit Corp.	01/12/2017	2.05%	10,000	10,187
Toyota Motor Credit Corp.	05/22/2017	1.75%	30,000	30,265
Travelers Companies, Inc./The	12/01/2015	5.50%	16,000	16,661
UnitedHealth Group Incorporated	12/15/2017	1.40%	50,000	49,955
WellPoint, Inc.	01/15/2018	1.88%	45,000	44,987
Wells Fargo & Co.	06/15/2016	3.68%	180,000	186,714
Westpac Banking Corp. (b)	08/14/2017	2.00%	75,000	75,991
				5,128,992
Information: 1.55%
America Movil, S.A.B. de C.V. (b)	09/08/2016	2.38%	65,000	65,892
AT&T Inc.	05/15/2016	2.95%	10,000	10,252
AT&T Inc.	06/01/2017	1.70%	110,000	110,437
CA, Inc.	08/15/2018	2.88%	40,000	40,672
CBS Corp.	07/01/2017	1.95%	110,000	110,344
Comcast Corp.	06/15/2016	4.95%	193,000	204,453
Comcast Corp.	02/15/2018	5.88%	35,000	39,379
DIRECTV Holdings LLC / DIRECTV Financing Co., Inc.	03/15/2017	2.40%	35,000	35,660
Symantec Corp.	06/15/2017	2.75%	30,000	30,442
Total System Services, Inc.	06/01/2018	2.38%	45,000	44,615
Verizon Communications, Inc. (c)	09/14/2018	1.99%	80,000	83,221
Verizon Communications, Inc.	09/14/2018	3.65%	60,000	63,404
Viacom Inc.	04/30/2016	6.25%	60,000	64,098
Walt Disney Co./The	09/15/2016	5.63%	15,000	16,214
				919,083
Manufacturing: 3.40%
AbbVie Inc.	11/06/2015	1.20%	20,000	20,059
Anheuser-Busch InBev Worldwide Inc.	07/15/2015	0.80%	15,000	15,024
Anheuser-Busch InBev Worldwide Inc.	02/15/2016	2.88%	65,000	66,483
Apple Inc. (c)	05/05/2017	0.30%	365,000	363,723
Baxter International Inc.	01/15/2017	1.85%	10,000	10,114
Becton, Dickinson and Company	12/15/2017	1.80%	135,000	135,498
Chevron Corp.	12/05/2017	1.10%	10,000	9,938
Cisco Systems, Inc.	03/14/2017	3.15%	60,000	62,718
Coca Cola Co./The	11/15/2017	5.35%	30,000	33,267
Dow Chemical Co./The	02/15/2016	2.50%	100,000	101,724
Dr Pepper Snapple Group, Inc.	01/15/2016	2.90%	45,000	45,907
Eastman Chemical Co.	06/01/2017	2.40%	135,000	137,108

The accompanying notes are an integral part of these consolidated financial statements.

LoCorr Long/Short Commodities Strategy Fund - Consolidated Schedule of Investments (continued)	23

	Maturity Date	Coupon Rate	Principal Amount	Value
CORPORATE BONDS (continued)
Eaton Corporation	11/02/2017	1.50%	$35,000	$34,797
Ecolab Inc.	02/15/2015	4.88%	15,000	15,071
Ecolab Inc.	12/08/2016	3.00%	200,000	206,504
E.I. du Pont de Nemours & Co.	03/15/2015	4.75%	14,000	14,116
EMC Corp.	06/01/2018	1.88%	40,000	39,864
General Mills, Inc.	03/17/2015	5.20%	25,000	25,235
Hewlett-Packard Co.	09/15/2016	3.00%	70,000	71,874
Intel Corp.	12/15/2017	1.35%	25,000	24,963
Johnson Controls, Inc.	11/02/2017	1.40%	140,000	138,729
Kellogg Co.	05/17/2017	1.75%	40,000	40,209
Kraft Foods Group, Inc.	06/05/2017	2.25%	30,000	30,495
Lockheed Martin Corp.	09/15/2016	2.13%	135,000	137,467
Lorillard Tobacco Co.	08/21/2017	2.30%	40,000	40,255
Sherwin-Williams Co./The	12/15/2017	1.35%	65,000	64,552
Thermo Fisher Scientific Inc.	06/01/2015	5.00%	10,000	10,175
Thermo Fisher Scientific Inc.	02/01/2017	1.30%	10,000	9,944
Tyco Electronics Group S.A. (b)	12/17/2018	2.38%	30,000	30,259
United Technologies Corp.	06/01/2017	1.80%	30,000	30,392
Zoetis Inc.	02/01/2018	1.88%	45,000	44,595
				2,011,059
Mining, Quarrying, and Oil and Gas Extraction: 0.87%
Anadarko Petroleum Corp.	09/15/2017	6.38%	25,000	27,795
BHP Billiton Finance (USA) Ltd. (b)	02/24/2017	1.63%	35,000	35,289
Ensco PLC (b)	03/15/2016	3.25%	110,000	112,012
Nabors Industries, Inc.	02/15/2018	6.15%	20,000	20,831
Phillips 66	05/01/2017	2.95%	85,000	87,787
Rio Tinto Finance (USA) PLC (b)	03/22/2017	2.00%	10,000	10,120
Rio Tinto Finance (USA) PLC (b)	08/21/2017	1.63%	15,000	14,994
Teck Resources Ltd. (b)	08/15/2017	3.85%	85,000	88,467
Total Capital International (b)	06/28/2017	1.55%	115,000	115,392
				512,687
Professional, Scientific, and Technical Services: 0.19%
ABB Treasury Center (USA), Inc. (Acquired 06/19/2012, Cost, $15,192) (a)	06/15/2016	2.50%	15,000	15,298
Asciano Finance Limited (Acquired 08/07/2014, Cost, $97,414) (a)(b)	04/07/2018	5.00%	90,000	96,755
				112,053
Real Estate and Rental and Leasing: 0.18%
Health Care REIT, Inc.	04/01/2019	4.13%	35,000	37,219
Liberty Property Limited Partnership	10/01/2017	6.63%	25,000	28,015
Ventas Realty LP / Ventas Capital Corp.	02/15/2018	2.00%	45,000	45,039
				110,273
Retail Trade: 0.48%
Amazon.com, Inc.	11/29/2017	1.20%	140,000	138,515
BP Capital Markets (b)	05/05/2017	1.85%	20,000	20,164
CVS Health Corp.	12/05/2018	2.25%	15,000	15,134
Macy’s Retail Holdings, Inc.	12/01/2016	5.90%	100,000	108,503
				282,316
Transportation and Warehousing: 0.27%
Canadian National Railway Co. (b)	06/01/2016	5.80%	20,000	21,371
Carnival Corp. (b)	12/15/2017	1.88%	40,000	39,701
Norfolk Southern Corp.	01/15/2016	5.75%	20,000	20,959
Spectra Energy Partners, LP	09/25/2018	2.95%	50,000	51,170
Union Pacific Corp.	01/15/2015	4.88%	25,000	25,029
				158,230
Utilities: 0.14%
Commonwealth Edison Co.	04/15/2015	4.70%	20,000	20,226
Connecticut Light & Power Co./The	03/01/2017	5.38%	20,000	21,682
Sempra Energy	04/01/2017	2.30%	25,000	25,460
Southern California Edison Co.	04/01/2015	4.65%	15,000	15,149
				82,517
TOTAL CORPORATE BONDS (Cost $9,584,189)				9,553,583

The accompanying notes are an integral part of these consolidated financial statements.

24	LoCorr Long/Short Commodities Strategy Fund - Consolidated Schedule of Investments (continued)

	Maturity Date	Coupon Rate	Principal Amount	Value
MORTGAGE BACKED SECURITIES: 10.96%
Banc of America Commercial Mortgage Trust, 2006-2 A4 (c)	05/10/2045	5.73%	$20,000	$20,824
Bear Stearns Commercial Mortgage Securities Trust
Series 2006-PWR12 A4 (c)	09/11/2038	5.70%	24,440	25,653
Series 2006-PWR14 A4	12/11/2038	5.20%	25,000	26,493
Series 2006-TOP24 A4	10/12/2041	5.54%	23,543	24,833
CD 2007-CD5 Mortgage Trust (c)	11/15/2044	5.89%	284,230	309,594
Citigroup Commercial Mortgage Trust
Series 2012-GC8 A2	09/12/2045	1.81%	150,000	150,912
Series 2006-C5 A4	10/18/2049	5.43%	35,000	37,062
Commercial Mortgage Pass-Through Certificates, 2012-CRE3 A1	10/17/2045	0.67%	15,068	14,997
Commercial Mortgage Trust, 2007-GG9	03/10/2039	5.44%	230,000	245,336
Credit Suisse Commercial Mortgage Trust, 2006-C1 A4 (c)	02/15/2039	5.46%	10,000	10,288
CSMC Series, 2014-ICE A (Acquired 10/07/2014, Cost, $420,486) (a)(c)	04/15/2027	0.96%	420,000	419,264
Fannie Mae-Aces
Series 2012-M17 ASQ2	11/25/2015	0.95%	89,736	89,898
Series 2013-M3 ASQ2	02/25/2016	1.08%	290,894	291,858
Series 2013-M1 ASQ2	11/25/2016	1.07%	60,801	60,952
Series 2014-M13 ASQ2	11/25/2017	1.64%	500,000	503,337
Series 2013-M7 ASQ2	03/25/2018	1.23%	96,056	95,825
Fannie Mae Connecticut Avenue Securities
Series 2014-C01 M1 (c)	01/25/2024	1.76%	216,793	216,381
Series 2014-C02 1M1 (c)	05/25/2024	1.11%	202,717	198,946
Series 2014-C03 1M1 (c)	07/25/2024	1.36%	224,736	222,659
Fannie Mae Pool	07/01/2017	1.50%	35,000	35,237
Fannie Mae Pool	09/01/2017	1.27%	49,723	49,804
Fannie Mae Pool	09/01/2022	2.50%	32,699	33,640
Fannie Mae Pool	10/01/2022	2.50%	15,864	16,321
Fannie Mae Pool	10/01/2022	2.50%	50,012	51,448
Fannie Mae Pool	11/01/2022	2.50%	16,685	17,165
Fannie Mae Pool	01/01/2023	2.50%	53,658	55,204
Fannie Mae Pool	02/01/2023	2.50%	36,504	37,552
Fannie Mae Pool	03/01/2023	2.50%	36,942	38,006
Fannie Mae Pool	05/01/2023	2.00%	38,700	39,338
Fannie Mae Pool	06/01/2023	2.00%	39,304	39,954
Fannie Mae Pool	08/01/2023	2.50%	40,431	41,591
Fannie Mae Pool	09/01/2023	2.00%	41,455	42,141
Fannie Mae Pool	09/01/2027	3.00%	8,060	8,360
Fannie Mae Pool	09/01/2027	3.00%	16,987	17,619
Fannie Mae Pool	10/01/2027	3.00%	41,669	43,218
Fannie Mae Pool	12/01/2027	2.50%	41,837	42,504
Fannie Mae Pool	12/01/2027	2.50%	42,471	43,043
Fannie Mae Pool (c)	09/01/2042	2.33%	17,034	17,365
FHLMC Multifamily Structured Pass Through Certificates
Series K502 A2	08/25/2017	1.43%	130,000	130,682
Series K701 A2 (c)	11/25/2017	3.88%	50,000	53,164
Series K708 A2	01/25/2019	2.13%	30,000	30,336
Series K709 A2	03/25/2019	2.09%	25,000	25,223
Series KF01 A (c)	04/25/2019	0.52%	31,944	31,959
Series K710 A2	05/25/2019	1.88%	50,000	49,991
Freddie Mac Gold Pool	04/01/2023	2.50%	34,632	35,594
Freddie Mac Gold Pool	04/01/2023	2.50%	36,984	38,010
Freddie Mac Gold Pool	12/01/2027	2.50%	20,594	20,850
Freddie Mac Gold Pool	12/01/2027	2.50%	38,009	38,575
Freddie Mac Gold Pool	12/01/2027	2.50%	44,568	45,122
Freddie Mac Non Gold Pool (c)	07/01/2042	2.16%	9,909	10,230
Freddie Mac Non Gold Pool (c)	07/01/2042	2.39%	12,828	13,319
Freddie Mac Non Gold Pool (c)	07/01/2042	2.42%	16,782	17,168
Freddie Mac Non Gold Pool (c)	08/01/2042	2.58%	14,999	15,408
Freddie Mac Non Gold Pool (c)	10/01/2042	2.15%	13,955	14,425
Freddie Mac Non Gold Pool (c)	01/01/2043	2.16%	61,125	61,858
Freddie Mac Non Gold Pool (c)	01/01/2043	2.21%	17,958	18,202
Freddie Mac Non Gold Pool (c)	02/01/2043	2.14%	39,874	40,351
Freddie Mac Structured Agency Credit Risk Debt Notes
Series 2014-DN2 M1 (c)	04/25/2024	1.02%	236,603	234,833
Series 2014-HQ2 M1 (c)	09/25/2024	1.61%	246,372	245,942

The accompanying notes are an integral part of these consolidated financial statements.

LoCorr Long/Short Commodities Strategy Fund - Consolidated Schedule of Investments (continued)	25

	Maturity Date	Coupon Rate	Principal Amount	Value
MORTGAGE BACKED SECURITIES (continued)
GS Mortgage Securities Trust
Series 2014-GSFL A (Acquired 08/06/2014, Cost, $100,000) (a)(c)	07/15/2031	1.15%	$100,000	$99,969
Series 2006-GG8 A4	11/10/2039	5.56%	24,585	26,027
Series 2007-GG10 A4 (c)	08/10/2045	5.80%	323,529	350,240
JP Morgan Chase Commercial Mortgage Securities Trust
Series 2006-LDP6 A4 (c)	04/15/2043	5.48%	33,589	34,612
Series 2006-LDP7 A4 (c)	04/15/2045	5.87%	25,000	26,104
Series 2012-C8 ASB (Acquired 04/23/2013, Cost, $50,808) (a)	10/17/2045	2.38%	50,000	50,048
Series 2007-CIBC20 A4 (c)	02/12/2051	5.79%	225,000	243,821
JPMBB Commercial Mortgage Securities Trust, 2014-C25 A1	11/15/2047	1.52%	376,362	374,558
LB Commercial Mortgage Trust, 2007-C3 A4B	07/15/2044	5.52%	35,000	37,681
LB-UBS Commercial Mortgage Trust, 2006-C6 A4	09/15/2039	5.37%	40,000	42,285
Morgan Stanley Bank of America Merrill Lynch Trust, 2012-C6 A1	11/17/2045	0.66%	14,690	14,608
Morgan Stanley Capital I Trust
Series 2006-IQ12 A4	12/15/2043	5.33%	23,417	24,725
Series 2006-TOP21 A4 (c)	10/12/2052	5.16%	25,000	25,633
NCUA Guaranteed Notes Trust
Series 2010-R2 1A (c)	11/06/2017	0.52%	28,478	28,557
Series 2011-R2 1A (c)	02/06/2020	0.55%	87,135	87,439
SBA Tower Trust, 2012-1 (Acquired 06/12/2014 and 09/03/2014, Cost, $209,866) (a)	12/15/2042	2.93%	205,000	207,619
TOTAL MORTGAGE BACKED SECURITIES (Cost $6,499,562)				6,479,790

MUNICIPAL BONDS: 0.82%
City of Huntsville, AL	09/01/2016	2.41%	40,000	40,782
City of Lubbock, TX	02/15/2018	4.44%	25,000	26,997
City of Rochester, MN	02/01/2016	2.25%	25,000	25,178
County of Berks, PA	11/15/2016	1.01%	25,000	24,887
County of Forsyth, NC	04/01/2020	3.55%	30,000	31,919
Denton Independent School District	08/15/2015	2.00%	40,000	40,376
Maricopa County School District No. 28 Kyrene Elementary	07/01/2019	5.38%	15,000	17,149
Rosemount-Apple Valley-Eagan Independent School District No. 196	02/01/2019	5.00%	25,000	28,195
State of Hawaii	02/01/2017	3.73%	25,000	26,262
State of Mississippi	11/01/2017	1.35%	30,000	30,092
State of Ohio	04/01/2018	3.66%	45,000	48,238
State of Tennessee	05/01/2017	3.82%	25,000	26,559
State of Texas	10/01/2017	2.50%	25,000	25,833
State of Washington	02/01/2017	3.04%	40,000	41,776
University of Texas System	08/15/2018	3.81%	25,000	26,895
Virginia College Building Authority	02/01/2016	2.40%	25,000	25,354
TOTAL MUNICIPAL BONDS (Cost $484,297)				486,492

FOREIGN GOVERNMENT BOND: 0.03%
Petroleos Mexicanos (b)	12/20/2022	2.00%	20,000	19,732
TOTAL FOREIGN GOVERNMENT BOND (Cost $20,000)				19,732

U.S. GOVERNMENT AGENCY ISSUES: 18.11%
Federal Home Loan Banks	09/02/2015	0.13%	5,000,000	4,996,155
Federal Home Loan Banks	02/19/2016	0.38%	2,500,000	2,499,197
Federal National Mortgage Association	09/28/2015	0.50%	300,000	300,540
Federal National Mortgage Association	10/26/2015	1.63%	300,000	303,414
Federal National Mortgage Association	12/21/2015	0.38	2,500,000	2,500,583
Ginnie Mae II Pool	07/20/2060	5.31%	25,360	27,709
Ginnie Mae II Pool	07/20/2062	4.56%	24,657	26,777
Ginnie Mae II Pool	08/20/2062	4.12%	51,181	54,862
TOTAL U.S. GOVERNMENT AGENCY ISSUES (Cost $10,714,489)				10,709,237

SHORT TERM INVESTMENTS: 13.83%
U.S. GOVERNMENT AGENCY ISSUES: 3.41%
Federal Home Loan Banks	03/13/2015	2.75%	500,000	502,527
Federal Home Loan Banks	08/06/2015	0.13%	500,000	499,658
Federal Home Loan Mortgage Corp.	07/17/2015	4.38%	500,000	511,174
Federal National Mortgage Association	04/15/2015	5.00%	500,000	506,927
TOTAL U.S. GOVERNMENT AGENCY ISSUES				2,020,286

The accompanying notes are an integral part of these consolidated financial statements.

26	LoCorr Long/Short Commodities Strategy Fund - Consolidated Schedule of Investments (continued)

	Maturity Date	Coupon Rate	Principal Amount	Value
SHORT TERM INVESTMENTS (continued)
U.S. GOVERNMENT NOTES: 3.81%
United States Treasury Note	07/15/2015	0.25%	$1,875,000	$1,876,172
United States Treasury Note	08/31/2015	0.38%	375,000	375,498
TOTAL U.S. GOVERNMENT NOTES				2,251,670

MONEY MARKET FUND: 6.61%			Shares
Fidelity Institutional Money Market Portfolio - Class I , 0.07% (d)(e)(f)			3,910,045	3,910,045
TOTAL MONEY MARKET FUND				3,910,045
TOTAL SHORT TERM INVESTMENTS (Cost $8,183,017)				8,182,001

TOTAL INVESTMENTS (Cost $45,411,168): 76.65%				45,340,139
Other Assets in Excess of Liabilities: 23.35% (f)				13,813,262
TOTAL NET ASSETS: 100.00%				$59,153,401

(a) Restricted security as defined in Rule 144(a) under the Securities Act of 1933 and determined to be liquid. Purchased in a private placement transaction; resale to the public may require registration or may extend only to qualified institutional buyers. At December 31, 2014, the value of these securities total $4,490,886, which represents 7.59% of total net assets.

(b) Foreign issued security.
(c) Variable rate security. The rate reported is the rate in effect as of December 31, 2014.
(d) The rate quoted is the annualized seven-day effective yield as of December 31, 2014.
(e) All or a portion of this security is held by LCLSCS Fund Limited. See Note 1.
(f) Includes assets pledged as collateral for swap contracts. See Note 2.

The accompanying notes are an integral part of these consolidated financial statements.

LoCorr Long/Short Commodities Strategy Fund - Consolidated Schedule of Swap Contracts	27

Consolidated Schedule of Swap Contracts
December 31, 2014

LONG TOTAL RETURN SWAP CONTRACTS
This investment is a holding of LCLSCS Fund Limited. See Note 1.

			Unrealized
			Appreciation
Termination Date	Reference Index	Notional	(Depreciation)*	Counterparty
12/20/17	LoCorr Commodities Index^	$57,399,999	$(1,925,155)	Deutsche Bank AG

^ Comprised of a proprietary basket of Commodity Trading Advisor’s (“CTA”) Programs investing in various futures, forwards, and currency derivative contracts and other similar investments. See Notes 2 and 3.
* Unrealized depreciation is a payable on the Fund’s consolidated statement of assets and liabilities.

The accompanying notes are an integral part of these consolidated financial statements.

28	LoCorr Market Trend Fund - Consolidated Schedule of Investments

LoCorr Market Trend Fund

Composition of Consolidated Investment Portfolio1
December 31, 2014 (Unaudited)

1 As a percentage of total investments.

Consolidated Schedule of Investments
December 31, 2014

	Maturity Date	Coupon Rate	Principal Amount	Value
ASSET BACKED SECURITIES: 11.74%
Ally Auto Receivables Trust, 2013-1 A4	02/15/2018	0.84%	$500,000	$498,257
American Express Credit Account Master Trust
Series 2012-3A (c)	03/15/2018	0.30%	250,000	249,873
Series 2012-1 A (c)	01/15/2020	0.42%	500,000	499,703
AmeriCredit Automobile Receivables Trust
Series 2014-1 A2	07/10/2017	0.57%	427,177	427,125
Series 2013-3 A3	04/09/2018	0.92%	275,000	275,446
BA Credit Card Trust, 2014-A2 A (c)	09/16/2019	0.42%	650,000	648,809
Bank of the West Auto Trust, 2014-1 A2 (Acquired 11/05/2014, Cost, $149,989) (a)	07/17/2017	0.69%	150,000	149,981
Cabela’s Credit Card Master Note Trust, 2011-2A A2 (Acquired 10/08/2014,
Cost, $201,027) (a)(c)	06/17/2019	0.75%	200,000	200,618
California Republic Auto Receivables Trust 2013-2, A2	03/15/2019	1.23%	102,167	102,541
Capital One Multi-Asset Execution Trust, 2006-A11 (c)	06/17/2019	0.24%	375,000	373,770
Chase Issuance Trust
Series 2012-A3	06/15/2017	0.79%	500,000	500,663
Series 2014-A3 (c)	05/15/2018	0.35%	150,000	149,937
Citibank Credit Card Issuance Trust, 2013-A11 (c)	02/07/2018	0.39%	375,000	374,958
Discover Card Execution Note Trust, 2013-A3 A3 (c)	10/15/2018	0.34%	200,000	199,869
Fifth Third Auto Trust, 2014-3 A2B (c)	05/15/2017	0.39%	250,000	250,014
Ford Credit Auto Owner Trust 2013-B, A3	10/15/2017	0.57%	136,345	136,339
Hyundai Auto Receivables Trust 2014-A, A2	01/16/2017	0.46%	420,220	420,125
Santander Drive Auto Receivables Trust, 2013-3 A3	10/16/2017	0.70%	659,746	659,934
USAA Auto Owner Trust, 2014-1 A3 (Acquired 12/03/2014, Cost, $499,531) (a)	12/15/2017	0.58%	500,000	499,029
World Omni Auto Receivables Trust, 2013-A A3	04/16/2018	0.64%	482,000	481,696
TOTAL ASSET BACKED SECURITIES (Cost $7,104,455)				7,098,687

CORPORATE BONDS: 1.16%
Finance and Insurance: 0.80%
Bank of Montreal (Acquired 12/04/2014, Cost, $254,907) (a)(b)	01/30/2017	1.95%	250,000	254,222
Toronto-Dominion Bank/The (Acquired 12/04/2014, Cost, $233,144) (a)(b)	09/14/2016	1.63%	230,000	232,683
				486,905
Information: 0.18%
Microsoft Corporation	11/15/2017	0.88%	110,000	108,903

The accompanying notes are an integral part of these consolidated financial statements.

LoCorr Market Trend Fund - Consolidated Schedule of Investments (continued)	29

	Maturity Date	Coupon Rate	Principal Amount	Value
CORPORATE BONDS (continued)
Manufacturing: 0.18%
Johnson & Johnson	07/15/2018	5.15%	$95,000	$106,632
TOTAL CORPORATE BONDS (Cost $703,236)				702,440

MORTGAGE BACKED SECURITIES: 2.26%
Fannie Mae-Aces
Series 2013-M3 ASQ2	02/25/2016	1.08%	559,163	561,016
Series 2014-M13 ASQ2	11/25/2017	1.64%	300,000	302,002
FHLMC Multifamily Structured Pass Through Certificates, K-501 A2	11/25/2016	1.66%	500,000	505,271
TOTAL MORTGAGE BACKED SECURITIES (Cost $1,370,528)				1,368,289

U.S. GOVERNMENT AGENCY ISSUES: 26.57%
Finance and Insurance: 26.31%
Federal Farm Credit Banks Funding Corporation	03/01/2016	0.41%	500,000	500,638
Federal Farm Credit Banks Funding Corporation	05/16/2016	0.40%	355,000	354,477
Federal Farm Credit Banks Funding Corporation	07/25/2016	0.50%	500,000	499,102
Federal Farm Credit Banks Funding Corporation	08/25/2016	5.13%	1,000,000	1,074,016
Federal Farm Credit Banks Funding Corporation	11/14/2016	0.60%	1,000,000	996,630
Federal Farm Credit Banks Funding Corporation	12/15/2016	0.72%	1,000,000	999,904
Federal Home Loan Banks	12/11/2015	1.38%	1,000,000	1,009,188
Federal Home Loan Banks	05/18/2016	5.38%	1,000,000	1,066,691
Federal Home Loan Banks	06/10/2016	2.13%	500,000	511,200
Federal Home Loan Banks	06/24/2016	0.38%	1,000,000	997,556
Federal Home Loan Banks	07/22/2016	0.80%	500,000	501,171
Federal Home Loan Banks	09/09/2016	2.00%	1,000,000	1,022,150
Federal Home Loan Banks	09/28/2016	0.50%	500,000	498,675
Federal Home Loan Banks	10/14/2016	0.63%	500,000	499,172
Federal Home Loan Banks	11/18/2016	0.63%	500,000	499,335
Federal Home Loan Banks	12/29/2016	0.70%	500,000	498,718
Federal Home Loan Mortgage Corp.	04/18/2016	5.25%	900,000	955,345
Federal Home Loan Mortgage Corp.	10/18/2016	5.13%	1,000,000	1,078,158
Federal National Mortgage Association	10/26/2015	1.63%	500,000	505,690
Federal National Mortgage Association	03/15/2016	5.00%	800,000	843,655
Federal National Mortgage Association	08/26/2016	0.63%	1,000,000	999,797
				15,911,268
Utilities: 0.26%
Tennessee Valley Authority	12/15/2016	4.88%	145,000	156,410
TOTAL U.S. GOVERNMENT AGENCY ISSUES (Cost $16,091,352)				16,067,678

SHORT TERM INVESTMENTS: 41.90%
U.S. GOVERNMENT AGENCY ISSUES: 4.96%
Federal Farm Credit Banks Funding Corporation	10/15/2015	0.42%	1,000,000	1,001,085
Federal Home Loan Banks	08/28/2015	0.13%	500,000	499,599
Federal Home Loan Banks	09/18/2015	0.20%	500,000	499,645
Federal Home Loan Banks	09/25/2015	0.20%	500,000	499,808
Federal Home Loan Mortgage Corp.	09/18/2015	0.42%	500,000	500,446
TOTAL U.S. GOVERNMENT AGENCY ISSUES				3,000,583

MONEY MARKET FUND: 36.94%			Shares
Fidelity Institutional Money Market Portfolio - Class I, 0.07% (d)(e)(f)			22,341,104	22,341,104
TOTAL MONEY MARKET FUND				22,341,104
TOTAL SHORT TERM INVESTMENTS (Cost $25,341,825)				25,341,687

TOTAL INVESTMENTS (Cost $50,611,396): 83.63%				50,578,781
Other Assets in Excess of Liabilities: 16.37% (f)				9,898,924
TOTAL NET ASSETS: 100.00%				$60,477,705

(a) Restricted security as defined in Rule 144(a) under the Securities Act of 1933 and determined to be liquid. Purchased in a private placement transaction; resale to the public may require registration or may extend only to qualified institutional buyers. At December 31, 2014, the value of these securities total $1,336,533, which represents 2.21% of total net assets.

(b) Foreign issued security.
(c) Variable rate security. The rate reported is the rate in effect as of December 31, 2014.
(d) The rate quoted is the annualized seven-day effective yield as of December 31, 2014.
(e) All or a portion of this security is held by LCMT Fund Limited. See Note 1.
(f) Includes assets pledged as collateral for derivative contracts. See Note 2.

The accompanying notes are an integral part of these consolidated financial statements.

30	LoCorr Market Trend Fund - Consolidated Schedule of Open Forward Currency Contracts

LoCorr Market Trend Fund
Consolidated Schedule of Open Forward Currency Contracts(a)
December 31, 2014

		Currency to be Received		Currency to be Delivered

Notional Amount	Forward Settlement Date	Curr Abbr.	U.S. $ Value at 12/31/2014	Curr Abbr.	U.S. Value on Origination Date	Unrealized Appreciation	Unrealized (Depreciation)

Purchase Contracts:
$151,000	03/20/2015	AUD	$122,566	USD	$122,471	$95	$-
1,098,000	03/20/2015	GBP	1,710,239	USD	1,717,298	-	(7,059)
1,003,663,000	03/20/2015	JPY	8,385,318	USD	8,454,798	-	(69,480)
22,470,000	03/20/2015	MXN	1,515,474	USD	1,534,160	-	(18,686)
1,038,000	03/20/2015	NZD	803,427	USD	805,348	-	(1,921)
Total Purchase Contracts			12,537,024		12,634,075	95	(97,146)

Sale Contracts:
$12,365,000	03/20/2015	USD	$(10,036,639)	AUD	$(10,078,726)	$42,087	$-
17,833,000	03/20/2015	USD	(15,322,645)	CAD	(15,381,876)	59,231	-
7,622,000	03/20/2015	USD	(7,678,230)	CHF	(7,857,755)	179,525	-
6,263,000	03/20/2015	USD	(7,584,046)	EUR	(7,752,006)	167,960	-
8,275,000	03/20/2015	USD	(12,889,090)	GBP	(12,935,548)	46,458	-
246,308,000	03/20/2015	USD	(2,057,833)	JPY	(2,071,099)	13,266	-
34,593,000	03/20/2015	USD	(2,333,102)	MXN	(2,339,971)	6,869	-
1,756,000	03/20/2015	USD	(1,359,170)	NZD	(1,354,382)	-	(4,788)
Total Sale Contracts			(59,260,755)		(59,771,363)	515,396	(4,788)
Total Forward Currency Contracts			$(46,723,731)		$(47,137,288)	$515,491	$(101,934)
Net Unrealized Appreciation						$413,557

(a) Bank of America Merrill Lynch is the counterparty for all open forward currency exchange contracts held by the Fund as of December 31, 2014.

Currency abbreviations:
AUD	AUSTRALIAN DOLLAR
CAD	CANADIAN DOLLAR
CHF	SWISS FRANC
EUR	EURO
GBP	BRITISH POUND
JPY	JAPANESE YEN
MXN	MEXICAN PESO
NZD	NEW ZEALAND DOLLAR
USD	U.S. DOLLAR

The accompanying notes are an integral part of these consolidated financial statements.

LoCorr Market Trend Fund - Consolidated Schedule of Open Futures Contracts	31

LoCorr Market Trend Fund
Consolidated Schedule of Open Futures Contracts
December 31, 2014

		Number of Contracts	Settlement	Unrealized	Unrealized
Description	Notional Amount	Purchased (Sold)	Month-Year	Appreciation	(Depreciation)

Purchase Contracts:
3 Mo Euro Euribor	$106,097,226	351	Jun-16	$61,294	$-
90 Day Eurodollar	173,236,775	703	Jun-16	-	(245,498)
90 Day Sterling	101,564,147	527	Jun-16	114,656	-
10 Yr Mini Jgb	20,612,189	167	Mar-15	100,526	-
Aust 10Y Bond	10,775,609	103	Mar-15	150,204	-
Cac 40 10 Euro	310,524	6	Jan-15	82	-
Cocoa (a)	709,788	23	Mar-15	22,531	-
Dax Index	893,337	3	Mar-15	-	(7,490)
Dow Jones Industrial Average Mini E-Cbot	10,473,680	118	Mar-15	144,562	-
Euro Stoxx 50	3,525,720	93	Mar-15	80,275	-
Hang Seng Index	1,829,792	12	Feb-15	2,586	-
Long Gilt	5,402,696	29	Apr-15	109,648	-
Nasdaq 100 E-Mini	8,042,225	95	Mar-15	25,819	-
Nikkei 225 (Sgx)	7,617,716	105	Mar-15	-	(152,124)
Russell 2000 Mini	4,802,800	40	Mar-15	107,927	-
S&P500 E-Mini	6,567,680	64	Mar-15	8,170	-
Tokyo Price Index	5,875,355	50	Mar-15	-	(87,335)
U.S. Long Bond (Cbt)	24,431,063	169	Apr-15	422,551	-
Total Purchase Contracts				1,350,831	(492,447)

Sale Contracts:
Brent Crude (a)	$2,350,530	(41)	Jan-15	$418,749	$-
Coffee ‘C’ (a)	1,249,500	(20)	Apr-15	26,750	-
Corn (a)	158,800	(8)	Mar-15	5,982	-
Ftse 100 Index	3,253,117	(32)	Mar-15	-	(73,718)
Gas Oil (Ice) (a)	156,375	(3)	Mar-15	12,297	-
Gasoline Rbob (a)	556,454	(9)	Feb-15	36,941	-
Lme Pri Alum (a)	554,625	(12)	Mar-15	2,638	-
Natural Gas (a)	317,790	(11)	Mar-15	70,412	-
Silver (a)	1,949,875	(25)	Apr-15	59,508	-
Soybean (a)	1,279,375	(25)	Mar-15	9,733	-
Sugar #11 (World) (a)	243,936	(15)	May-15	5,388	-
Wheat (Cbt) (a)	825,650	(28)	Mar-15	21,689	-
Wti Crude (a)	106,540	(2)	Mar-15	5,317	-
Total Sale Contracts				675,404	(73,718)
Total Futures Contracts				$2,026,235	$(566,165)
Net Unrealized Appreciation				$1,460,070

(a) Contract held by LCMT Fund Limited. See Note 1.

The accompanying notes are an integral part of these consolidated financial statements.

32	LoCorr Long/Short Equity Fund - Schedule of Investments

LoCorr Long/Short Equity Fund

Composition of Investment Portfolio1
December 31, 2014 (Unaudited)

1 As a percentage of total investments.

Schedule of Investments
December 31, 2014

	Shares	Value
COMMON STOCKS: 91.63%
Accommodation and Food Services: 9.71%
Caesars Entertainment Corporation (a)	10,000	$156,900
Diamond Resorts International, Inc. (a)	139,246	3,884,963
		4,041,863
Administrative and Support and Waste Management and Remediation Services: 0.45%
Hudson Technologies, Inc. (a)	50,000	188,500

Construction: 1.16%
Tutor Perini Corporation (a)(c)	20,000	481,400

Finance and Insurance: 29.39%
Atlas Financial Holdings, Inc. (a)(b)(c)	37,312	608,932
Banco Latinoamericano de Comercio Exterior, S.A. (b)(c)	9,000	270,900
Credit Acceptance Corporation (a)	15,455	2,108,217
FBR & Co. (a)	63,022	1,549,711
Franklin Resources, Inc.	40,703	2,253,725
INTL FCStone Inc. (a)	30,000	617,100
JMP Group LLC	33,600	256,032
JPMorgan Chase & Co.	31,431	1,966,952
Viad Corp.	10,000	266,600
Wells Fargo & Company	42,650	2,338,073
		12,236,242
Industrials: 0.23%
Aceto Corporation	4,450	96,565

Information: 12.92%
Crown Media Holdings, Inc. (a)	105,651	374,005
DIRECTV (a)	12,384	1,073,693
Media General, Inc. (a)	65,006	1,087,550
Nexstar Broadcasting Group, Inc.	26,093	1,351,357
Salem Communications Corporation	46,948	367,133
Sinclair Broadcast Group, Inc.	41,145	1,125,727
		5,379,465

The accompanying notes are an integral part of these financial statements.

LoCorr Long/Short Equity Fund - Schedule of Investments (continued)	33

	Shares	Value
COMMON STOCKS (continued)
Management of Companies and Enterprises: 1.50%
Newtek Business Services Corp. (a)	42,293	$624,244

Manufacturing: 29.93%
Acme United Corporation	8,518	170,275
Akorn, Inc. (a)(c)	17,000	615,400
Ambarella, Inc. (a)(b)	5,000	253,600
Amira Nature Foods Ltd. (a)(b)	50,000	717,500
Amkor Technology, Inc. (a)	20,000	142,000
Ani Pharmaceuticals, Inc. (a)	10,500	592,095
Anika Therapeutics, Inc. (a)(c)	10,000	407,400
Astronics Corporation (a)	1,807	100,469
Astronics Corporation (a)(c)	7,037	389,216
Bel Fuse Inc.	26,549	725,849
Biolase, Inc. (a)(e)	0	0
Checkpoint Systems, Inc. (a)	45,000	617,850
Core Molding Technologies, Inc. (a)(f)	20,781	286,778
DTS, Inc. (a)(c)	21,000	645,750
General Motors Company	31,335	1,093,905
Lannett Company, Inc. (a)(c)	15,000	643,200
LSB Industries, Inc. (a)	14,000	440,160
Manitex International, Inc. (a)	22,000	279,620
NN, Inc. (c)	29,985	616,492
Nova Measuring Instruments Ltd. (a)(b)(c)	19,100	198,449
Orchids Paper Products Company	22,000	640,420
Sagent Pharmaceuticals, Inc. (a)	11,000	276,210
Sparton Corporation (a)(c)	20,000	566,800
Super Micro Computer, Inc. (a)	19,200	669,696
TASER International, Inc. (a)(c)	12,000	317,760
Tenneco Inc. (a)	18,623	1,054,248
		12,461,142
Mining, Quarrying, and Oil and Gas Extraction: 1.65%
Trecora Resources (a)(c)	46,800	687,960

Professional, Scientific, and Technical Services: 2.69%
Enanta Pharmaceuticals, Inc. (a)(c)	22,000	1,118,700

Real Estate and Rental and Leasing: 0.14%
Global Ship Lease, Inc. (a)(b)	12,600	56,700

Retail Trade: 0.46%
Blackhawk Network Holdings, Inc. (a)	5,000	194,000

Transportation and Warehousing: 1.40%
Republic Airways Holdings Inc. (a)	40,000	583,600
TOTAL COMMON STOCKS (Cost $35,892,951)		38,150,381

EXCHANGE TRADED FUND: 6.80%
Direxion Daily Small Cap Bull 3X Shares	35,000	2,832,550
TOTAL EXCHANGE TRADED FUND (Cost $2,724,392)		2,832,550

SHORT-TERM INVESTMENT: 2.93%
MONEY MARKET FUND: 2.93%
Fidelity Institutional Money Market Portfolio - Class I , 0.07% (d)	1,220,856	1,220,856
TOTAL MONEY MARKET FUND (Cost $1,220,856)		1,220,856
TOTAL SHORT-TERM INVESTMENT (Cost $1,220,856)		1,220,856

TOTAL INVESTMENTS (Cost $39,838,199): 101.36%		42,203,787
Liabilities in Excess of Other Assets: (1.36)%		(567,316)
TOTAL NET ASSETS: 100.00%		$41,636,471

(a) Non-income producing security.
(b) Foreign issued security.
(c) This security or a portion of this security is pledged to cover short positions. See Note 2.
(d) The rate quoted is the annualized seven-day effective yield as of December 31, 2014.
(e) Represents a fractional holding.
(f) Level 2 security. See Note 2.

The accompanying notes are an integral part of these financial statements.

34	LoCorr Long/Short Equity Fund - Schedule of Securities Sold Short

Schedule of Securities Sold Short
December 31, 2014

	Shares	Value
COMMON STOCKS: (5.92)%
Accommodation and Food Services: (0.38)%
Caesars Entertainment Corporation (a)	(10,000)	$(156,900)

Arts, Entertainment, and Recreation: (0.47)%
SeaWorld Entertainment, Inc.	(11,000)	(196,900)

Finance and Insurance: (0.70)%
Morningstar, Inc.	(4,500)	(291,195)

Information: (0.94)%
JD.com, Inc. - ADR (a)(b)	(5,000)	(115,700)
Pandora Media, Inc. (a)	(2,000)	(35,660)
United States Cellular Corporation (a)	(6,000)	(238,980)
		(390,340)
Manufacturing: (2.84)%
Axiall Corporation	(4,000)	(169,880)
CalAmp Corp. (a)	(10,000)	(183,000)
Callaway Golf Company	(40,000)	(308,000)
Lancaster Colony Corporation	(3,500)	(327,740)
SunEdison, Inc. (a)	(10,000)	(195,100)
		(1,183,720)
Mining, Quarrying, and Oil and Gas Extraction: (0.59)%
Anadarko Petroleum Corporation	(3,000)	(247,500)
TOTAL COMMON STOCKS (Proceeds $2,400,619)		(2,466,555)

EXCHANGE TRADED FUND: (0.75)%
SPDR S&P Oil & Gas Exploration & Production ETF	(6,500)	(311,090)
TOTAL EXCHANGE TRADED FUND (Proceeds $305,475)		(311,090)
TOTAL SECURITIES SOLD SHORT (Proceeds $2,706,094): (6.67)%		$(2,777,645)

ADR American Depository Receipt
(a)  Non-dividend expense producing security.
(b) Foreign issued security.

Percentages are stated as a percent of net assets.

The accompanying notes are an integral part of these financial statements.

LoCorr Spectrum Income Fund - Schedule of Investments	35

LoCorr Spectrum Income Fund

Composition of Investment Portfolio1
December 31, 2014 (Unaudited)

1 As a percentage of total investments.

Schedule of Investments
December 31, 2014

	Shares	Value
BUSINESS DEVELOPMENT COMPANIES: 8.50%
Finance and Insurance: 8.50%
Ares Capital Corporation	232,340	$3,625,666
Fifth Street Finance Corp.	163,550	1,310,035
Prospect Capital Corporation	370,690	3,061,899
TOTAL BUSINESS DEVELOPMENT COMPANIES (Cost $9,457,355)		7,997,600

COMMON STOCKS: 6.46%
Information: 3.89%
Frontier Communications Corporation	548,800	3,660,496

Transportation and Warehousing: 2.57%
Ship Finance International Limited (a)	106,215	1,499,756
Student Transportation Inc. (a)	147,930	920,124
		2,419,880
TOTAL COMMON STOCKS (Cost $6,227,162)		6,080,376

CLOSED-END INVESTMENT COMPANIES: 11.12%
Finance and Insurance: 11.12%
Avenue Income Credit Strategies Fund	67,240	1,015,996
BlackRock Corporate High Yield Fund Inc.	124,170	1,415,538
Invesco Dynamic Credit Opportunities Fund	77,785	921,752
NexPoint Credit Strategies Fund	175,000	1,965,250
Nuveen Preferred Income Opportunities Fund	205,340	1,963,051
Stone Harbor Emerging Markets Income Fund	47,050	730,216
Western Asset Emerging Markets Income Fund Inc.	78,345	857,878
Western Asset Global High Income Fund Inc.	142,690	1,583,859
TOTAL CLOSED-END INVESTMENT COMPANIES (Cost $11,325,936)		10,453,540

MASTER LIMITED PARTNERSHIPS: 27.66%	Units
Finance and Insurance: 8.40%
Apollo Global Management, LLC	160,400	3,782,232
KKR & Co. L.P.	177,574	4,121,492
		7,903,724

The accompanying notes are an integral part of these financial statements.

36	LoCorr Spectrum Income Fund - Schedule of Investments (continued)

			Value
MASTER LIMITED PARTNERSHIPS (continued)		Units
Manufacturing: 10.45%
Calumet Specialty Products Partners, L.P.		146,470	$3,282,393
CVR Partners, LP		114,872	1,118,853
CVR Refining, LP		157,780	2,650,704
Northern Tier Energy LP		73,105	1,618,545
Terra Nitrogen Company, L.P.		11,310	1,161,537
			9,832,032
Mining, Quarrying, and Oil and Gas Extraction: 1.94%
Vanguard Natural Resources, LLC		121,010	1,823,621

Other Services (except Public Administration): 2.22%
StoneMor Partners L.P.		80,915	2,085,179

Transportation and Warehousing: 1.66%
Navios Maritime Partners L.P. (a)		153,150	1,557,536

Wholesale Trade: 2.99%
Martin Midstream Partners L.P.		104,750	2,815,680
TOTAL MASTER LIMITED PARTNERSHIPS (Cost $32,253,358)			26,017,772

PRIVATE INVESTMENT: 11.96%	Preferred
Finance and Insurance: 11.96%	Return	Units ($)
Terra Secured Income Fund 5, LLC (b)	8.50%	$12,340,000	11,251,542
TOTAL PRIVATE INVESTMENT (Cost $10,876,759)			11,251,542
		Shares
REAL ESTATE INVESTMENT TRUSTS: 31.23%
Finance and Insurance: 15.40%
American Capital Mortgage Investment Corp.		174,050	3,279,102
Apollo Commercial Real Estate Finance, Inc.		113,100	1,850,316
Invesco Mortgage Capital Inc.		110,530	1,708,794
NorthStar Realty Finance Corp.		211,380	3,716,060
Starwood Property Trust, Inc.		169,175	3,931,627
			14,485,899
Real Estate and Rental and Leasing: 15.83%
American Realty Capital Properties, Inc.		203,385	1,840,634
Capstead Mortgage Corporation		140,970	1,731,112
EPR Properties		57,605	3,319,776
Hospitality Properties Trust		106,170	3,291,270
New Residential Investment Corp.		152,535	1,947,872
Senior Housing Properties Trust		84,390	1,865,863
Whitestone REIT		59,180	894,210
			14,890,737
TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $29,922,348)			29,376,636

ROYALTY TRUST: 1.57%
Manufacturing: 1.57%
BP Prudhoe Bay Royalty Trust		21,815	1,475,567
TOTAL ROYALTY TRUST (Cost $2,053,685)			1,475,567

SHORT TERM INVESTMENT: 5.31%
MONEY MARKET FUND: 5.31%
Fidelity Institutional Money Market Portfolio - Class I , 0.07% (c)		4,995,037	4,995,037
TOTAL MONEY MARKET FUND (Cost $4,995,037)			4,995,037
TOTAL SHORT TERM INVESTMENT (Cost $4,995,037)			4,995,037

TOTAL INVESTMENTS (Cost $107,111,640): 103.81%			97,648,070
Liabilities in Excess of Other Assets: (3.81)%			(3,585,137)
TOTAL NET ASSETS: 100.00%			$94,062,933

(a) Foreign issued security.
(b) Deemed to be illiquid. At December 31, 2014, the value of these securities total $11,251,542, which represents 11.96% of total net assets.
(c) The rate quoted is the annualized seven-day effective yield as of December 31, 2014.

The accompanying notes are an integral part of these financial statements.

LoCorr Managed Futures Strategy Fund, LoCorr Long/Short Commodities Strategy Fund and LoCorr Market Trend Fund - Consolidated Statements of Assets & Liabilities	37

Consolidated Statements of Assets & Liabilities
December 31, 2014

	LoCorr Managed Futures	LoCorr Long/Short Commodities	LoCorr Market Trend
	Strategy Fund	Strategy Fund	Fund

Assets
Investments, at value (Cost $375,878,875, $45,411,168 and $50,611,396, respectively)	$375,984,736	$45,340,139	$50,578,781
Cash	229	-	600,000
Foreign currency, at value (Cost $72,353)	-	-	72,353
Receivable for Fund shares sold	2,013,043	349,994	2,886,951
Receivable for securities sold	-	1,691	-
Interest receivable	1,434,081	130,852	86,571
Deferred offering costs (Note 2)	-	-	36,544
Deposits with broker for derivative instruments (Note 2)	101,000,010	14,435,010	6,154,858
Unrealized appreciation on swap contracts (Note 1)	16,848,053	-	-
Unrealized appreciation on forward currency contracts (Note 1)	-	-	515,491
Advance receipt on swap contracts	-	958,336	-
Prepaid expenses and other assets	21,039	25,055	-
Total Assets	497,301,191	61,241,077	60,931,549

Liabilities
Payable for Fund shares redeemed	$1,848,915	$41,724	$36,480
Payable for distributions	-	-	198,562
Payable for variation margin on futures contracts	-	-	7,701
Accrued management fees (Note 5)	610,480	23,264	46,096
Accrued Trustees’ fees	9,996	1,329	615
Accrued Rule 12b-1 fees	38,791	41,988	13,587
Unrealized depreciation on swap contracts (Note 1)	-	1,925,155	-
Unrealized depreciation on forward currency contracts (Note 1)	-	-	101,934
Advance payment on swap contracts	3,693,363	-	-
Accrued expenses and other liabilities	193,130	54,216	48,869
Total Liabilities	6,394,675	2,087,676	453,844

Net Assets	$490,906,516	$59,153,401	$60,477,705

Net Assets Consist of:
Paid-in capital	$473,969,781	$61,172,663	$57,632,273
Accumulated net investment income	-	47,467	164,827
Accumulated net realized gain (loss)	(17,179)	(70,545)	839,593
Net unrealized appreciation (depreciation) of:
Investments	105,861	(71,029)	(32,615)
Swap contracts	16,848,053	(1,925,155)	-
Forward currency contracts	-	-	413,557
Futures contracts	-	-	1,460,070
NET ASSETS	$490,906,516	$59,153,401	$60,477,705

Class A Shares
Net assets	$206,931,108	$43,344,570	$13,337,275
Shares issued and outstanding (unlimited shares authorized, no par value)	24,325,590	5,072,800	1,165,995
Net asset value, redemption, and minimum offering price per share (a)(b)	$8.51	$8.54	$11.44
Maximum offering price per share ($8.51/0.9425) ($8.54/0.9425) ($11.44/0.9425) (c)	$9.03	$9.06	$12.14

Class C Shares
Net assets	$93,923,886	$2,983,336	$6,948,970
Shares issued and outstanding (unlimited shares authorized, no par value)	11,316,249	356,747	609,117
Net asset value, redemption, and offering price per share (a)(b)	$8.30	$8.36	$11.41

Class I Shares
Net assets	$190,051,522	$12,825,495	$40,191,460
Shares issued and outstanding (unlimited shares authorized, no par value)	22,163,791	1,492,534	3,509,472
Net asset value, redemption, and offering price per share (b)	$8.57	$8.59	$11.45

(a)	A 1.00% contingent deferred sales charge may apply to redemptions made within twelve months of purchase.
The contingent deferred sales charge only applies to Class A share purchases of $1 million or more.
(b)	Redemptions made within 30 days of purchase may be assessed a redemption fee of 1.00%.
(c)	On investments of $25,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these consolidated financial statements.

38	LoCorr Long/Short Equity Fund and LoCorr Spectrum Income Fund - Statements of Assets & Liabilities

Statements of Assets & Liabilities
December 31, 2014

	LoCorr		LoCorr
	Long/Short		Spectrum
	Equity Fund		Income Fund

Assets
Investments, at value (Cost $39,838,199 and $107,111,640, respectively)	$42,203,787		$97,648,070
Cash	593,115		-
Receivable for Fund shares sold	95,001		721,450
Receivable for securities sold	2,556,126		-
Dividends, interest and other receivables	31,143		630,741
Deposits with broker for securities sold short (Note 2)	1,744,059		-
Prepaid expenses and other assets	11,240		22,687
Total Assets	47,234,471		99,022,948

Liabilities
Securities sold short, at value (proceeds $2,706,094)	$2,777,645		$-
Payable for Fund shares redeemed	395,648		3,052,194
Payable for securities purchased	2,261,957		1,385,388
Payable for distributions	18,234		182,906
Payable to custodian	-		87,409
Accrued management fees (Note 5)	67,714		87,857
Accrued Trustees’ fees	930		2,151
Accrued Rule 12b-1 fees	33,080		87,318
Accrued expenses and other liabilities	42,792		74,792
Total Liabilities	5,598,000		4,960,015

Net Assets	$41,636,471		$94,062,933

Net Assets Consist of:
Paid-in capital	$44,950,658		$106,161,093
Accumulated net investment income	-		60,996
Accumulated net realized loss	(5,608,224)		(2,695,586)
Net unrealized appreciation (depreciation) of:
Investments	2,365,588		(9,463,570)
Securities sold short	(71,551)		-
NET ASSETS	$41,636,471		$94,062,933

Class A Shares
Net assets	$17,174,211		$37,424,914
Shares issued and outstanding (unlimited shares authorized, no par value)	1,753,028		4,173,935
Net asset value, redemption, and minimum offering price per share (a)	$9.80	(b)	$8.97	(c)
Maximum offering price per share ($9.80/0.9425) ($8.97/0.9425) (d)	$10.40		$9.52

Class C Shares
Net assets	$12,157,976		$25,209,895
Shares issued and outstanding (unlimited shares authorized, no par value)	1,256,929		2,814,015
Net asset value, redemption, and offering price per share (a)	$9.67	(b)	$8.96	(c)

Class I Shares
Net assets	$12,304,284		$31,428,124
Shares issued and outstanding (unlimited shares authorized, no par value)	1,250,817		3,504,470
Net asset value, redemption, and offering price per share	$9.84	(b)	$8.97	(c)

(a) A 1.00% contingent deferred sales charge may apply to redemptions made within twelve months of purchase.
The contingent deferred sales charge only applies to Class A share purchases of $1 million or more.
(b) Redemptions made within 30 days of purchase may be assessed a redemption fee of 1.00%.
(c) Redemptions made within 60 days of purchase may be assessed a redemption fee of 2.00%.
(d) On investments of $25,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

LoCorr Managed Futures Strategy Fund, LoCorr Long/Short Commodities Strategy Fund and LoCorr Market Trend Fund - Consolidated Statements of Operations	39

Consolidated Statements of Operations

			Period from July 1, 2014
			(commencement of operations)
	Year Ended December 31, 2014		through December 31, 2014
	LoCorr	LoCorr	LoCorr
	Managed Futures	Long/Short Commodities	Market Trend
	Strategy Fund	Strategy Fund	Fund

Investment Income
Interest income (a)	$4,625,404	$172,854	$15,903
Other income	5,118	658	-
Total Investment Income	4,630,522	173,512	15,903

Expenses
Management fees (Note 5)	5,963,504	418,642	148,895
Fund administration fees	155,091	42,659	22,078
Fund accounting fees	186,601	81,483	25,058
Trustees’ fees	47,991	2,933	792
Transfer agent fees and expenses	658,921	74,972	32,914
Custodian fees	18,576	9,624	3,176
Registration expenses	143,044	96,163	4,136
Rule 12b-1 fees - Class A (Note 5)	480,152	46,122	4,343
Rule 12b-1 fees - Class C (Note 5)	793,247	17,454	10,706
Legal and audit fees	75,196	36,662	34,244
Printing and mailing expenses	82,410	4,968	255
Offering costs (Note 2)	-	-	37,150
Organizational costs (Note 2)	-	-	27,761
Other expenses	44,148	2,853	135
Total expense before interest expense	8,648,881	834,535	351,643
Interest expense on credit line (Note 8)	-	44	-
Total expenses before reimbursement	8,648,881	834,579	351,643
Reimbursement from Adviser (Note 5)	-	(226,735)	(143,030)
Net Expenses	8,648,881	607,844	208,613
Net Investment Loss	(4,018,359)	(434,332)	(192,710)

Realized and Unrealized Gain (Loss) on Investments,
Swap Contracts, Forward Currency Contracts, Futures Contracts and Foreign Currency Translation:
Net realized gain (loss) on:
Investments	235,059	(19,352)	(190)
Swap contracts	900,478	5,495,114	-
Forward currency contracts	-	-	591,564
Futures contracts	-	-	2,692,843
Foreign currency translation	-	-	22,096
Net change in unrealized appreciation (depreciation) on:
Investments	11,548	(25,331)	(32,615)
Swap contracts	57,775,424	(1,071,741)	-
Forward currency contracts	-	-	413,557
Futures contracts	-	-	1,460,070
Net realized and unrealized gain	58,922,509	4,378,690	5,147,325
Net Increase in Net Assets From Operations	$54,904,150	$3,944,358	$4,954,615

(a) Net of foreign tax withheld of $118, $40 and $133, respectively.

The accompanying notes are an integral part of these consolidated financial statements.

40	LoCorr Long/Short Equity and LoCorr Spectrum Income Fund - Statements of Operations

Statements of Operations
Year Ended December 31, 2014

	LoCorr	LoCorr
	Long/Short	Spectrum
	Equity Fund	Income Fund

Investment Income
Dividend income (a)	$562,275	$3,225,680
Distributions received from master limited partnership (“MLP”) interests	56,485	1,245,026
Less: return of capital on distributions from MLP interests (Note 2)	(56,485)	(1,245,026)
Interest income	1,594	390,329
Total Investment Income	563,869	3,616,009

Expenses
Management fees (Note 5)	1,213,535	788,343
Fund administration fees	45,806	44,906
Fund accounting fees	44,012	51,200
Trustees’ fees	6,320	6,035
Transfer agent fees and expenses	108,395	113,177
Custodian fees	11,420	23,628
Registration expenses	76,806	22,893
Rule 12b-1 fees - Class A (Note 5)	53,991	58,909
Rule 12b-1 fees - Class C (Note 5)	129,103	139,575
Legal and audit fees	32,902	36,779
Printing and mailing expenses	13,663	10,274
Offering costs (Note 2)	-	84,050
Organizational costs (Note 2)	-	5,717
Other expenses	6,401	2,273
Total expense before dividend and interest expense	1,742,354	1,387,759
Dividend and interest expense on securities sold short (See Note 2)	75,138	-
Interest expense on credit line (Note 8)	652	-
Total expenses before reimbursement	1,818,144	1,387,759
Reimbursement from Adviser (Note 5)	(122,831)	(132,869)
Net Expenses	1,695,313	1,254,890
Net Investment Income (Loss)	(1,131,444)	2,361,119

Realized and Unrealized Gain (Loss) on Investments, Securities Sold Short and Foreign Currency Translation:
Net realized gain (loss) on:
Investments	(4,578,764)	(2,741,827)
Capital gain distributions from regulated investment companies	-	11,444
Securities sold short	(802,096)	-
Foreign currency translation	-	(504)
Net change in unrealized depreciation on:
Investments	(1,120,020)	(9,463,570)
Securities sold short	(25,525)	-
Net realized and unrealized loss	(6,526,405)	(12,194,457)
Net Decrease in Net Assets From Operations	$(7,657,849)	$(9,833,338)

(a) Net of issuance fees and/or foreign tax withheld of $1,147 and $6,072, respectively.

The accompanying notes are an integral part of these financial statements.

LoCorr Managed Futures Strategy Fund - Consolidated Statements of Changes in Net Assets	41

LoCorr Managed Futures Strategy Fund
Consolidated Statements of Changes in Net Assets

	Year Ended	Year Ended
	December 31, 2014	December 31, 2013

Operations
Net investment loss	$(4,018,359)	$(4,034,624)
Net realized gain on investments and swap contracts	1,135,537	16,119,969
Net change in unrealized appreciation (depreciation) of investments and swap contracts	57,786,972	(42,761,137)
Increase (Decrease) in Net Assets From Operations	54,904,150	(30,675,792)

Distributions to Shareholders From
Net investment income:
Class A	(22,591,169)	-
Class C	(9,858,197)	-
Class I	(20,118,881)	-
Net realized gain:
Class A	(177,091)	(118,249)
Class C	(81,762)	(46,075)
Class I	(154,423)	(62,047)
Total Distributions to Shareholders	(52,981,523)	(226,371)

Capital Transactions (Note 6)
Proceeds from shares sold	246,619,230	226,031,105
Reinvestment of distributions	45,334,085	199,893
Cost of shares redeemed	(174,009,967)	(221,857,981)
Redemption fees	24,729	12,946
Increase in Net Assets From Capital Transactions	117,968,077	4,385,963

Total Increase (Decrease) in Net Assets	119,890,704	(26,516,200)

Net Assets
Beginning of year	371,015,812	397,532,012
End of year (including accumulated net investment
income of $0 and $0, respectively)	$490,906,516	$371,015,812

The accompanying notes are an integral part of these consolidated financial statements.

42	LoCorr Long/Short Commodities Strategy Fund - Consolidated Statements of Changes in Net Assets

LoCorr Long/Short Commodities Strategy Fund
Consolidated Statements of Changes in Net Assets

	Year Ended	Year Ended
	December 31, 2014	December 31, 2013

Operations
Net investment loss	$(434,332)	$(165,132)
Net realized gain (loss) on investments and swap contracts	5,475,762	(62,996)
Net change in unrealized depreciation of investments and swap contracts	(1,097,072)	(788,015)
Increase (Decrease) in Net Assets From Operations	3,944,358	(1,016,143)

Distributions to Shareholders From
Net investment income:
Class A	(4,370,892)	-
Class C	(198,919)	-
Class I	(986,117)	-
Total Distributions to Shareholders	(5,555,928)	-

Capital Transactions (Note 6)
Proceeds from shares sold	61,824,488	6,725,757
Reinvestment of distributions	5,432,471	-
Cost of shares redeemed	(17,301,505)	(6,091,987)
Redemption fees	1,528	96
Increase in Net Assets From Capital Transactions	49,956,982	633,866

Total Increase (Decrease) in Net Assets	48,345,412	(382,277)

Net Assets
Beginning of year	10,807,989	11,190,266
End of year (including accumulated net investment
income of $47,467 and $0, respectively)	$59,153,401	$10,807,989

The accompanying notes are an integral part of these consolidated financial statements.

LoCorr Market Trend Fund - Consolidated Statement of Changes in Net Assets	43

LoCorr Market Trend Fund
Consolidated Statement of Changes in Net Assets

Period from July 1, 2014
(commencement of operations)
through
December 31, 2014

Operations
Net investment loss	$(192,710)
Net realized gain on investments, forward currency contracts, futures contracts
and foreign currency translation	3,306,313
Net change in unrealized appreciation of investments, forward currency contracts
and futures contracts	1,841,012
Increase in Net Assets From Operations	4,954,615

Distributions to Shareholders From
Net investment income:
Class A	(281,419)
Class C	(134,709)
Class I	(860,029)
Net realized gain:
Class A	(203,792)
Class C	(103,703)
Class I	(613,333)
Total Distributions to Shareholders	(2,196,985)

Capital Transactions (Note 6)
Proceeds from shares sold	56,201,611
Reinvestment of distributions	1,998,424
Cost of shares redeemed	(481,368)
Redemption fees	1,408
Increase in Net Assets From Capital Transactions	57,720,075

Total Increase in Net Assets	60,477,705

Net Assets
Beginning of period	-
End of period (including accumulated net investment income of $164,827)	$60,477,705

The accompanying notes are an integral part of these consolidated financial statements.

44	LoCorr Long/Short Equity Fund - Statements of Changes in Net Assets

LoCorr Long/Short Equity Fund
Statements of Changes in Net Assets

		Period from May 10, 2013
		(commencement of operations)
	Year Ended	through
	December 31, 2014	December 31, 2013

Operations
Net investment loss	$(1,131,444)	$(148,250)
Net realized gain (loss) on investments and securities sold short	(5,380,860)	90,587
Net change in unrealized appreciation (depreciation) of investments and securities sold short	(1,145,545)	3,439,582
Increase (Decrease) in Net Assets From Operations	(7,657,849)	3,381,919

Distributions to Shareholders From
Net realized gain:
Class A	(70,089)	-
Class C	(49,882)	-
Class I	(49,706)	-
Total Distributions to Shareholders	(169,677)	-

Capital Transactions (Note 6)
Proceeds from shares sold	41,083,555	39,645,814
Reinvestment of distributions	151,442	-
Cost of shares redeemed	(33,834,867)	(968,088)
Redemption fees	3,575	647
Increase in Net Assets From Capital Transactions	7,403,705	38,678,373

Total Increase (Decrease) in Net Assets	(423,821)	42,060,292

Net Assets
Beginning of period	42,060,292	-
End of period (including accumulated net investment
income of $0 and $0, respectively)	$41,636,471	$42,060,292

The accompanying notes are an integral part of these financial statements.

LoCorr Spectrum Income Fund - Statement of Changes in Net Assets	45

LoCorr Spectrum Income Fund
Statement of Changes in Net Assets

Year Ended
December 31, 2014

Operations
Net investment income	$2,361,119
Net realized loss on investments and foreign currency translation	(2,730,887)
Net change in unrealized depreciation of investments	(9,463,570)
Decrease in Net Assets From Operations	(9,833,338)

Distributions to Shareholders From
Net investment income:
Class A	(963,509)
Class C	(507,139)
Class I	(912,226)
Return of capital:
Class A	(443,908)
Class C	(233,650)
Class I	(420,282)
Total Distributions to Shareholders	(3,480,714)

Capital Transactions (Note 6)
Proceeds from shares sold	124,120,006
Reinvestment of distributions	2,216,013
Cost of shares redeemed	(18,977,948)
Redemption fees	18,914
Increase in Net Assets From Capital Transactions	107,376,985

Total Increase in Net Assets	94,062,933

Net Assets
Beginning of period	-
End of period (including accumulated net investment income of $60,996)	$94,062,933

The accompanying notes are an integral part of these financial statements.

46	LoCorr Spectrum Income Fund - Statement of Cash Flows

LoCorr Spectrum Income Fund
Statement of Cash Flows

Year Ended
December 31, 2014

Cash Flows from Operating Activities
Decrease in net assets from operations	$(9,833,338)
Adjustments to reconcile net decrease in net assets resulting from operations to net cash used in operating activities:
Purchases of investments	(133,650,152)
Sales of investments	27,120,665
Purchases of short term investments, net	(4,995,037)
Net realized loss on investments	2,741,827
Realized gain on capital gain distributions from regulated investment companies	(11,444)
Realized loss on foreign currency translation	504
Return of capital on distributions from investments	1,474,267
Real estate investment trust adjustment	207,730
Net change in unrealized depreciation on investments	9,463,570

Dividends, interest and other receivables	(630,741)
Prepaid expenses and other assets	(22,687)
Payable for securities purchased	1,385,388
Payable to custodian	87,409
Accrued management fees	87,857
Accrued Trustees’ fees	2,151
Accrued Rule 12b-1 fees	87,318
Accrued expenses and other liabilities	74,792
Net cash used in operating activities	(106,409,921)

Cash Flows from Financing Activities
Proceeds from shares sold, net of receivable for Fund shares sold	123,398,556
Distributions paid in cash	(1,081,795)
Cost of shares redeemed, net of payable for Fund shares redeemed	(15,925,754)
Redemption fees	18,914
Net cash from financing activities	106,409,921
Net change in cash	-
Cash at beginning of year	-
Cash at end of year	$-

Supplemental disclosure of cash flow information:
Non-cash financing activities not included herein consist of reinvestment of dividends of $2,216,013.

The accompanying notes are an integral part of these financial statements.

LoCorr Managed Futures Strategy Fund - Consolidated Financial Highlights - Class A	47

LoCorr Managed Futures Strategy Fund - Class A
Consolidated Financial Highlights
Selected Data and Ratios (for a share outstanding throughout the period)

							Period from
							March 22, 2011
							(commencement of operations)
	Year Ended		Year Ended		Year Ended		through
	December 31, 2014		December 31, 2013		December 31, 2012(a)		December 31, 2011(a), (b)

Per Share
Net asset value, beginning of period	$8.28		$8.77		$9.33		$10.00

Income (loss) from investment operations:
Net investment income (loss)(c)	(0.08)		(0.07)		(0.24)		(0.22)
Net realized and unrealized gain (loss)	1.36		(0.41)		(0.32)		(0.45)
Total from Investment Operations	1.28		(0.48)		(0.56)		(0.67)

Distributions to shareholders from:
Net investment income	(1.04)		-		-		-
Net realized gains on investments and swap contracts	(0.01)		(0.01)		(0.00	) (d)	-
Total Distributions	(1.05)		(0.01)		(0.00)		-

Redemption Fees(d)	0.00		0.00		0.00		0.00

Net Asset Value, End of Period	$8.51		$8.28		$8.77		$9.33

Total Investment Return(e)	15.42%		(5.53	) %	(5.98	) %	(6.70	) %

Net Assets, End of Period, in Thousands	$206,931		$195,046		$182,457		$71,532

Ratios/Supplemental Data:
Ratio of expenses to average net assets:
Before expense reimbursement or recovery	2.11	%(f)	2.08	%(f)	3.95	%(f),(g)	4.15	%(g)
After expense reimbursement or recovery	2.11	%(f)	2.08	%(f)	4.00	%(f),(g)	3.93	%(g)
Ratio of net investment income (loss) to average net assets:
Before expense reimbursement or recovery	(0.94	)%(f)	(0.87	)%(f)	(2.60	)%(f),(h)	(3.18	)%(h)
After expense reimbursement or recovery	(0.94	)%(f)	(0.87	)%(f)	(2.65	)%(f),(h)	(2.96	)%(h)

Portfolio turnover rate(i)	57%		46%		46%		18%

(a)	Selected data and ratios (for a share outstanding throughout the period) do not include non-controlling interest.
(b)	All ratios have been annualized except total investment return and portfolio turnover.
(c)	Net investment income (loss) per share is based on average shares outstanding.
(d)	Amount represents less than $0.005 per share.
(e)	Total investment return excludes the effect of applicable sales charges.
(f)	Ratios do not include the income and expenses of the CTAs included in the swap.
(g)
For the year ended December 31, 2012 and period from March 22, 2011 through December 31, 2011, the ratios include 1.88% and 1.73%, respectively, of expenses attributable to the Partnership. See Note 1.

(h)
For the year ended December 31, 2012 and period from March 22, 2011 through December 31, 2011, the ratios include (1.63)% and (1.71)%, respectively, of net investment losses attributable to the Partnership. See Note 1.

(i)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

The accompanying notes are an integral part of these consolidated financial statements.

48	LoCorr Managed Futures Strategy Fund - Consolidated Financial Highlights - Class C

LoCorr Managed Futures Strategy Fund - Class C
Consolidated Financial Highlights
Selected Data and Ratios (for a share outstanding throughout the period)

							Period from
							March 24, 2011
							(commencement of operations)
	Year Ended		Year Ended		Year Ended		through
	December 31, 2014		December 31, 2013		December 31, 2012(a)		December 31, 2011(a), (b)

Per Share
Net asset value, beginning of period	$8.12		$8.65		$9.28		$10.00

Income (loss) from investment operations:
Net investment income (loss)(c)	(0.15)		(0.14)		(0.30)		(0.27)
Net realized and unrealized gain (loss)	1.33		(0.38)		(0.33)		(0.45)
Total from Investment Operations	1.18		(0.52)		(0.63)		(0.72)

Distributions to shareholders from:
Net investment income	(0.99)		-		-		-
Net realized gains on investments and swap contracts	(0.01)		(0.01)		(0.00	) (d)	-
Total Distributions	(1.00)		(0.01)		(0.00)		-

Redemption Fees(d)	0.00		0.00		0.00		0.00

Net Asset Value, End of Period	$8.30		$8.12		$8.65		$9.28

Total Investment Return(e)	14.39%		(6.07)%		(6.77)%		(7.20)%

Net Assets, End of Period, in Thousands	$93,924		$73,691		$76,979		$38,055

Ratios/Supplemental Data:

Ratio of expenses to average net assets:
Before expense reimbursement or recovery	2.86	%(f)	2.83	%(f)	4.70	%(f),(g)	4.89	%(g)
After expense reimbursement or recovery	2.86	%(f)	2.83	%(f)	4.75	%(f),(g)	4.68	%(g)
Ratio of net investment income (loss) to average net assets:
Before expense reimbursement or recovery	(1.69	)%(f)	(1.62	)%(f)	(3.35	)%(f),(h)	(3.92	)%(h)
After expense reimbursement or recovery	(1.69	)%(f)	(1.62	)%(f)	(3.40	)%(f),(h)	(3.71	)%(h)

Portfolio turnover rate(i)	57%		46%		46%		18%

(a)	Selected data and ratios (for a share outstanding throughout the period) do not include non-controlling interest.
(b)	All ratios have been annualized except total investment return and portfolio turnover.
(c)	Net investment income (loss) per share is based on average shares outstanding.
(d)	Amount represents less than $0.005 per share.
(e)	Total investment return excludes the effect of applicable sales charges.
(f)	Ratios do not include the income and expenses of the CTAs included in the swap.
(g)
For the year ended December 31, 2012 and period from March 24, 2011 through December 31, 2011, the ratios include 1.88% and 1.73%, respectively, of expenses attributable to the Partnership. See Note 1.

(h)
For the year ended December 31, 2012 and period from March 24, 2011 through December 31, 2011, the ratios include (1.63)% and (1.71)%, respectively, of net investment losses attributable to the Partnership. See Note 1.

(i)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

The accompanying notes are an integral part of these consolidated financial statements.

LoCorr Managed Futures Strategy Fund - Consolidated Financial Highlights - Class I	49

LoCorr Managed Futures Strategy Fund - Class I
Consolidated Financial Highlights
Selected Data and Ratios (for a share outstanding throughout the period)

	Year Ended December 31, 2014		Year Ended December 31, 2013		Year Ended December 31, 2012(a)		Period from March 24, 2011 (commencement of operations) through December 31, 2011(a), (b)

Per Share
Net asset value, beginning of period	$8.34		$8.81		$9.35		$10.00

Income (loss) from investment operations:
Net investment income (loss)(c)	(0.06)		(0.05)		(0.22)		(0.20)
Net realized and unrealized gain (loss)	1.36		(0.41)		(0.32)		(0.45)
Total from Investment Operations	1.30		(0.46)		(0.54)		(0.65)

Distributions to shareholders from:
Net investment income	(1.06)		-		-		-
Net realized gains on investments and swap contracts	(0.01)		(0.01)		(0.00	)(d)	-
Total Distributions	(1.07)		(0.01)		(0.00)		-

Redemption Fees(d)	0.00		0.00		0.00		0.00

Net Asset Value, End of Period	$8.57		$8.34		$8.81		$9.35

Total Investment Return	15.56%		(5.28)%		(5.75)%		(6.50)%

Net Assets, End of Period, in Thousands	$190,052		$102,279		$138,096		$91,161

Ratios/Supplemental Data:
Ratio of expenses to average net assets:
Before expense reimbursement or recovery	1.86	%(e)	1.83	%(e)	3.70	%(e),(f)	3.89	%(f)
After expense reimbursement or recovery	1.86	%(e)	1.83	%(e)	3.75	%(e),(f)	3.68	%(f)
Ratio of net investment income (loss) to average net assets:
Before expense reimbursement or recovery	(0.69	)%(e)	(0.62	)%(e)	(2.35	)%(e),(g)	(2.92	)%(g)
After expense reimbursement or recovery	(0.69	)%(e)	(0.62	)%(e)	(2.40	)%(e),(g)	(2.71	)%(g)

Portfolio turnover rate(h)	57%		46%		46%		18%

(a)	Selected data and ratios (for a share outstanding throughout the period) do not include non-controlling interest.
(b)	All ratios have been annualized except total investment return and portfolio turnover.
(c)	Net investment income (loss) per share is based on average shares outstanding.
(d)	Amount represents less than $0.005 per share.
(e)	Ratios do not include the income and expenses of the CTAs included in the swap.
(f)	For the year ended December 31, 2012 and period from March 24, 2011 through December 31, 2011, the ratios include 1.88% and 1.73%, respectively, of expenses attributable to the Partnership. See Note 1.
(g)	For the year ended December 31, 2012 and period from March 24, 2011 through December 31, 2011, the ratios include (1.63)% and (1.71)%, respectively, of net investment losses attributable to the Partnership. See Note 1.
(h)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

The accompanying notes are an integral part of these consolidated financial statements.

50	LoCorr Long/Short Commodities Strategy Fund - Consolidated Financial Highlights - Class A

LoCorr Long/Short Commodities Strategy Fund - Class A
Consolidated Financial Highlights
Selected Data and Ratios (for a share outstanding throughout the period)

	Year Ended		Year Ended	Year Ended
	December 31, 2014		December 31, 2013	December 31, 2012

Per Share
Net asset value, beginning of period	$7.67		$8.37	$10.00

Income (loss) from investment operations:
Net investment income (loss)(a)	(0.14)		(0.12)	(0.17)
Net realized and unrealized gain (loss)	1.85		(0.58)	(1.46)
Total from Investment Operations	1.71		(0.70)	(1.63)

Distributions to shareholders from:
Net investment income	(0.84)		-	-
Total Distributions	(0.84)		-	-

Redemption Fees(b)	0.00		0.00	0.00

Net Asset Value, End of Period	$8.54		$7.67	$8.37

Total Investment Return(c)	22.07%		(8.36)%	(16.30)%

Net Assets, End of Period, in Thousands	$43,345		$3,653	$3,213

Ratios/Supplemental Data:(d)
Ratio of expenses to average net assets:
Before expense reimbursement or recovery	3.01	%(e)	4.18%	6.12%
After expense reimbursement or recovery	2.20	%(e)	2.20%	2.20%
Ratio of net investment income (loss) to average net assets:
Before expense reimbursement or recovery	(2.39)%		(3.46)%	(5.82)%
After expense reimbursement or recovery	(1.58)%		(1.48)%	(1.90)%

Portfolio turnover rate(f)	55%		59%	60%

(a)	Net investment income (loss) per share is based on average shares outstanding.
(b)	Amount represents less than $0.005 per share.
(c)	Total return excludes the effect of applicable sales charges.
(d)	Ratios do not include the income and expenses of the CTAs included in the swap.
(e)	Includes 0.00% of interest expense on line of credit.
(f)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

The accompanying notes are an integral part of these consolidated financial statements.

LoCorr Long/Short Commodities Strategy Fund - Consolidated Financial Highlights - Class C	51

LoCorr Long/Short Commodities Strategy Fund - Class C
Consolidated Financial Highlights
Selected Data and Ratios (for a share outstanding throughout the period)

	Year Ended		Year Ended	Year Ended
	December 31, 2014		December 31, 2013	December 31, 2012

Per Share
Net asset value, beginning of period	$7.54		$8.29	$10.00

Income (loss) from investment operations:
Net investment income (loss)(a)	(0.20)		(0.17)	(0.24)
Net realized and unrealized gain (loss)	1.80		(0.58)	(1.47)
Total from Investment Operations	1.60		(0.75)	(1.71)

Distributions to shareholders from:
Net investment income	(0.78)		-	-
Total Distributions	(0.78)		-	-

Redemption Fees	-		-	0.00 (b)

Net Asset Value, End of Period	$8.36		$7.54	$8.29

Total Investment Return(c)	21.01%		(9.05)%	(17.10)%

Net Assets, End of Period, in Thousands	$2,983		$1,653	$1,605

Ratios/Supplemental Data:(d)
Ratio of expenses to average net assets:
Before expense reimbursement or recovery	3.76	%(e)	4.93%	6.87%
After expense reimbursement or recovery	2.95	%(e)	2.95%	2.95%
Ratio of net investment income (loss) to average net assets:
Before expense reimbursement or recovery	(3.14)%		(4.21)%	(6.57)%
After expense reimbursement or recovery	(2.33)%		(2.23)%	(2.65)%

Portfolio turnover rate(f)	55%		59%	60%

(a)	Net investment income (loss) per share is based on average shares outstanding.
(b)	Amount represents less than $0.005 per share.
(c)	Total return excludes the effect of applicable sales charges.
(d)	Ratios do not include the income and expenses of the CTAs included in the swap.
(e)	Includes 0.00% of interest expense on line of credit.
(f)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

The accompanying notes are an integral part of these consolidated financial statements.

52	LoCorr Long/Short Commodities Strategy Fund - Consolidated Financial Highlights - Class I

LoCorr Long/Short Commodities Strategy Fund - Class I
Consolidated Financial Highlights
Selected Data and Ratios (for a share outstanding throughout the period)

	Year Ended		Year Ended	Year Ended
	December 31, 2014		December 31, 2013	December 31, 2012

Per Share
Net asset value, beginning of period	$7.70		$8.38	$10.00

Income (loss) from investment operations:
Net investment income (loss)(a)	(0.12)		(0.10)	(0.15)
Net realized and unrealized gain (loss)	1.86		(0.58)	(1.47)
Total from Investment Operations	1.74		(0.68)	(1.62)

Distributions to shareholders from:
Net investment income	(0.85)		-	-
Total Distributions	(0.85)		-	-

Redemption Fees(b)	0.00		0.00	0.00

Net Asset Value, End of Period	$8.59		$7.70	$8.38

Total Investment Return	22.36%		(8.11)%	(16.20)%

Net Assets, End of Period, in Thousands	$12,825		$5,502	$6,373

Ratios/Supplemental Data:(c)
Ratio of expenses to average net assets:
Before expense reimbursement or recovery	2.76	%(d)	3.93%	5.87%
After expense reimbursement or recovery	1.95	%(d)	1.95%	1.95%
Ratio of net investment income (loss) to average net assets:
Before expense reimbursement or recovery	(2.14)%		(3.21)%	(5.57)%
After expense reimbursement or recovery	(1.33)%		(1.23)%	(1.65)%

Portfolio turnover rate(e)	55%		59%	60%

(a)	Net investment income (loss) per share is based on average shares outstanding.
(b)	Amount represents less than $0.005 per share.
(c)	Ratios do not include the income and expenses of the CTAs included in the swap.
(d)	Includes 0.00% of interest expense on line of credit.
(e)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

The accompanying notes are an integral part of these consolidated financial statements.

LoCorr Market Trend Fund - Consolidated Financial Highlights - Class A	53

LoCorr Market Trend Fund - Class A
Consolidated Financial Highlights
Selected Data and Ratios (for a share outstanding throughout the period)

Period from
July 1, 2014
(commencement of operations)
through
December 31, 2014(a)

Per Share
Net asset value, beginning of period	$10.00

Income (loss) from investment operations:
Net investment income (loss)(b)	(0.12)
Net realized and unrealized gain (loss)	1.99
Total from Investment Operations	1.87

Distributions to shareholders from:
Net investment income	(0.25)
Net realized gains on investments, forward currency contracts, futures
contracts and foreign currency translation	(0.18)
Total Distributions	(0.43)

Redemption Fees(c)	0.00

Net Asset Value, End of Period	$11.44

Total Investment Return(d)	18.74%

Net Assets, End of Period, in Thousands	$13,337

Ratios/Supplemental Data:
Ratio of expenses to average net assets:
Before expense reimbursement or recovery	3.64%
After expense reimbursement or recovery	2.20%
Ratio of net investment income (loss) to average net assets:
Before expense reimbursement or recovery	(3.48)%
After expense reimbursement or recovery	(2.04)%

Portfolio turnover rate(e)	6%

(a)	All ratios have been annualized except total investment return and portfolio turnover.
(b)	Net investment income (loss) per share is based on average shares outstanding.
(c)	Amount represents less than $0.005 per share.
(d)	Total return excludes the effect of applicable sales charges.
(e)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

The accompanying notes are an integral part of these consolidated financial statements.

54	LoCorr Market Trend Fund - Consolidated Financial Highlights - Class C

LoCorr Market Trend Fund - Class C
Consolidated Financial Highlights
Selected Data and Ratios (for a share outstanding throughout the period)

Period from
July 1, 2014
(commencement of operations)
through
December 31, 2014(a)

Per Share
Net asset value, beginning of period	$10.00

Income (loss) from investment operations:
Net investment income (loss)(b)	(0.16)
Net realized and unrealized gain (loss)	1.99
Total from Investment Operations	1.83

Distributions to shareholders from:
Net investment income	(0.24)
Net realized gains on investments, forward currency contracts, futures
contracts and foreign currency translation	(0.18)
Total Distributions	(0.42)

Redemption Fees(c)	0.00

Net Asset Value, End of Period	$11.41

Total Investment Return(d)	18.29%

Net Assets, End of Period, in Thousands	$6,949

Ratios/Supplemental Data:
Ratio of expenses to average net assets:
Before expense reimbursement or recovery	4.39%
After expense reimbursement or recovery	2.95%
Ratio of net investment income (loss) to average net assets:
Before expense reimbursement or recovery	(4.23)%
After expense reimbursement or recovery	(2.79)%

Portfolio turnover rate(e)	6%

(a)	All ratios have been annualized except total investment return and portfolio turnover.
(b)	Net investment income (loss) per share is based on average shares outstanding.
(c)	Amount represents less than $0.005 per share.
(d)	Total return excludes the effect of applicable sales charges.
(e)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

The accompanying notes are an integral part of these consolidated financial statements.

LoCorr Market Trend Fund - Consolidated Financial Highlights - Class I	55

LoCorr Market Trend Fund - Class I
Consolidated Financial Highlights
Selected Data and Ratios (for a share outstanding throughout the period)

Period from
July 1, 2014
(commencement of operations)
through
December 31, 2014(a)

Per Share
Net asset value, beginning of period	$10.00

Income (loss) from investment operations:
Net investment income (loss)(b)	(0.10)
Net realized and unrealized gain (loss)	1.99
Total from Investment Operations	1.89

Distributions to shareholders from:
Net investment income	(0.26)
Net realized gains on investments, forward currency contracts, futures
contracts and foreign currency translation	(0.18)
Total Distributions	(0.44)

Redemption Fees(c)	0.00

Net Asset Value, End of Period	$11.45

Total Investment Return	18.88%

Net Assets, End of Period, in Thousands	$40,192

Ratios/Supplemental Data:
Ratio of expenses to average net assets:
Before expense reimbursement or recovery	3.39%
After expense reimbursement or recovery	1.95%
Ratio of net investment income (loss) to average net assets:
Before expense reimbursement or recovery	(3.23)%
After expense reimbursement or recovery	(1.79)%

Portfolio turnover rate(d)	6%

(a)	All ratios have been annualized except total investment return and portfolio turnover.
(b)	Net investment income (loss) per share is based on average shares outstanding.
(c)	Amount represents less than $0.005 per share.
(d)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

The accompanying notes are an integral part of these consolidated financial statements.

56	LoCorr Long/Short Equity Fund - Financial Highlights - Class A

LoCorr Long/Short Equity Fund - Class A
Financial Highlights
Selected Data and Ratios (for a share outstanding throughout the period)

		Period from May 10, 2013
		(commencement of operations)
	Year Ended	through
	December 31, 2014	December 31, 2013(a)

Per Share
Net asset value, beginning of period	$11.48	$10.00

Income (loss) from investment operations:
Net investment income (loss)(b)	(0.22)	(0.13)
Net realized and unrealized gain (loss)	(1.42)	1.61
Total from Investment Operations	(1.64)	1.48

Distributions to shareholders from:
Net realized gains on investments and securities sold short	(0.04)	-
Total Distributions	(0.04)	-

Redemption Fees(c)	0.00	0.00

Net Asset Value, End of Period	$9.80	$11.48

Total Investment Return(d)	(14.37)%	14.80%

Net Assets, End of Period, in Thousands	$17,174	$21,256

Ratios/Supplemental Data:
Ratio of expenses to average net assets:
Before expense reimbursement or recovery	3.55%	5.05%
After expense reimbursement or recovery	3.30%	3.26%

Ratio of expenses to average net assets (excluding dividend and interest expense on securities sold short and interest expense on line of credit):
Before expense reimbursement or recovery	3.40%	4.94%
After expense reimbursement or recovery	3.15%	3.15%

Ratio of net investment income (loss) to average net assets:
Before expense reimbursement or recovery	(2.41)%	(3.64)%
After expense reimbursement or recovery	(2.16)%	(1.85)%

Portfolio turnover rate(e)	256%	66%

(a)	All ratios have been annualized except total investment return and portfolio turnover.
(b)	Net investment income (loss) per share is based on average shares outstanding.
(c)	Amount represents less than $0.005 per share.
(d)	Total return excludes the effect of applicable sales charges.
(e)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.
The portfolio turnover rate excludes purchases and sales of short positions as the Adviser does not intend to hold the short positions for more than one year.

The accompanying notes are an integral part of these financial statements.

LoCorr Long/Short Equity Fund - Financial Highlights - Class C	57

LoCorr Long/Short Equity Fund - Class C
Financial Highlights
Selected Data and Ratios (for a share outstanding throughout the period)

		Period from May 10, 2013
		(commencement of operations)
	Year Ended	through
	December 31, 2014	December 31, 2013(a)

Per Share
Net asset value, beginning of period	$11.42	$10.00

Income (loss) from investment operations:
Net investment income (loss)(b)	(0.29)	(0.18)
Net realized and unrealized gain (loss)	(1.42)	1.60
Total from Investment Operations	(1.71)	1.42

Distributions to shareholders from:
Net realized gains on investments and securities sold short	(0.04)	-
Total Distributions	(0.04)	-

Redemption Fees	0.00 (c)	-

Net Asset Value, End of Period	$9.67	$11.42

Total Investment Return(d)	(14.98)%	14.20%

Net Assets, End of Period, in Thousands	$12,158	$8,443

Ratios/Supplemental Data:
Ratio of expenses to average net assets:
Before expense reimbursement or recovery	4.30%	5.80%
After expense reimbursement or recovery	4.05%	4.01%

Ratio of expenses to average net assets (excluding dividend and interest expense on securities sold short and interest expense on line of credit):
Before expense reimbursement or recovery	4.15%	5.69%
After expense reimbursement or recovery	3.90%	3.90%

Ratio of net investment income (loss) to average net assets:
Before expense reimbursement or recovery	(3.16)%	(4.39)%
After expense reimbursement or recovery	(2.91)%	(2.60)%

Portfolio turnover rate(e)	256%	66%

(a)	All ratios have been annualized except total investment return and portfolio turnover.
(b)	Net investment income (loss) per share is based on average shares outstanding.
(c)	Amount represents less than $0.005 per share.
(d)	Total return excludes the effect of applicable sales charges.
(e)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.
The portfolio turnover rate excludes purchases and sales of short positions as the Adviser does not intend to hold the short positions for more than one year.

The accompanying notes are an integral part of these financial statements.

58	LoCorr Long/Short Equity Fund - Financial Highlights - Class I

LoCorr Long/Short Equity Fund - Class I
Financial Highlights
Selected Data and Ratios (for a share outstanding throughout the period)

		Period from May 10, 2013
		(commencement of operations)
	Year Ended	through
	December 31, 2014	December 31, 2013(a)

Per Share
Net asset value, beginning of period	$11.50	$10.00

Income (loss) from investment operations:
Net investment income (loss)(b)	(0.20)	(0.11)
Net realized and unrealized gain (loss)	(1.42)	1.61
Total from Investment Operations	(1.62)	1.50

Distributions to shareholders from:
Net realized gains on investments and securities sold short	(0.04)	-
Total Distributions	(0.04)	-

Redemption Fees(c)	0.00	0.00

Net Asset Value, End of Period	$9.84	$11.50

Total Investment Return	(14.18)%	15.00%

Net Assets, End of Period, in Thousands	$12,304	$12,361

Ratios/Supplemental Data:
Ratio of expenses to average net assets:
Before expense reimbursement or recovery	3.30%	4.80%
After expense reimbursement or recovery	3.05%	3.01%

Ratio of expenses to average net assets (excluding dividend and interest expense on securities sold short and interest expense on line of credit):
Before expense reimbursement or recovery	3.15%	4.69%
After expense reimbursement or recovery	2.90%	2.90%

Ratio of net investment income (loss) to average net assets:
Before expense reimbursement or recovery	(2.16)%	(3.39)%
After expense reimbursement or recovery	(1.91)%	(1.60)%

Portfolio turnover rate(d)	256%	66%

(a)	All ratios have been annualized except total investment return and portfolio turnover.
(b)	Net investment income (loss) per share is based on average shares outstanding.
(c)	Amount represents less than $0.005 per share.
(d)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.
The portfolio turnover rate excludes purchases and sales of short positions as the Adviser does not intend to hold the short positions for more than one year.

The accompanying notes are an integral part of these financial statements.

LoCorr Spectrum Income Fund - Financial Highlights - Class A	59

LoCorr Spectrum Income Fund - Class A
Financial Highlights
Selected Data and Ratios (for a share outstanding throughout the period)

Year Ended
December 31, 2014

Per Share
Net asset value, beginning of period	$10.00

Income (loss) from investment operations:
Net investment income (loss)(a)	0.41
Net realized and unrealized gain (loss)	(0.91)
Total from Investment Operations	(0.50)

Distributions to shareholders from:
Net investment income	(0.36)
Return of capital	(0.17)
Total Distributions	(0.53)

Redemption Fees(b)	0.00

Net Asset Value, End of Period	$8.97

Total Investment Return(c)	(5.45)%

Net Assets, End of Period, in Thousands	$37,425

Ratios/Supplemental Data:
Ratio of expenses to average net assets:
Before expense reimbursement or recovery(d)	2.28%
After expense reimbursement or recovery(d)	2.05%
Ratio of net investment income (loss) to average net assets:
Before expense reimbursement or recovery(d)	3.88%
After expense reimbursement or recovery(d)	4.11%

Portfolio turnover rate(e)	43%

(a)	Net investment income (loss) per share is based on average shares outstanding.
(b)	Amount represents less than $0.005 per share.
(c)	Total return excludes the effect of applicable sales charges.
(d)	Ratios do not include the expenses of the investment companies in which the Fund invests.
(e)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

The accompanying notes are an integral part of these financial statements.

60	LoCorr Spectrum Income Fund - Financial Highlights - Class C

LoCorr Spectrum Income Fund - Class C
Financial Highlights
Selected Data and Ratios (for a share outstanding throughout the period)

Year Ended
December 31, 2014

Per Share
Net asset value, beginning of period	$10.00

Income (loss) from investment operations:
Net investment income (loss)(a)	0.33
Net realized and unrealized gain (loss)	(0.91)
Total from Investment Operations	(0.58)

Distributions to shareholders from:
Net investment income	(0.31)
Return of capital	(0.15)
Total Distributions	(0.46)

Redemption Fees(b)	0.00

Net Asset Value, End of Period	$8.96

Total Investment Return(c)	(6.19)%

Net Assets, End of Period, in Thousands	$25,210

Ratios/Supplemental Data:
Ratio of expenses to average net assets:
Before expense reimbursement or recovery(d)	3.03%
After expense reimbursement or recovery(d)	2.80%
Ratio of net investment income (loss) to average net assets:
Before expense reimbursement or recovery(d)	3.13%
After expense reimbursement or recovery(d)	3.36%

Portfolio turnover rate(e)	43%

(a)	Net investment income (loss) per share is based on average shares outstanding.
(b)	Amount represents less than $0.005 per share.
(c)	Total return excludes the effect of applicable sales charges.
(d)	Ratios do not include the expenses of the investment companies in which the Fund invests.
(e)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

The accompanying notes are an integral part of these financial statements.

LoCorr Spectrum Income Fund - Financial Highlights - Class I	61

LoCorr Spectrum Income Fund - Class I
Financial Highlights
Selected Data and Ratios (for a share outstanding throughout the period)

Year Ended
December 31, 2014

Per Share
Net asset value, beginning of period	$10.00

Income (loss) from investment operations:
Net investment income (loss)(a)	0.43
Net realized and unrealized gain (loss)	(0.91)
Total from Investment Operations	(0.48)

Distributions to shareholders from:
Net investment income	(0.38)
Return of capital	(0.17)
Total Distributions	(0.55)

Redemption Fees(b)	0.00

Net Asset Value, End of Period	$8.97

Total Investment Return	(5.23)%

Net Assets, End of Period, in Thousands	$31,428

Ratios/Supplemental Data:
Ratio of expenses to average net assets:
Before expense reimbursement or recovery(c)	2.03%
After expense reimbursement or recovery(c)	1.80%
Ratio of net investment income (loss) to average net assets:
Before expense reimbursement or recovery(c)	4.13%
After expense reimbursement or recovery(c)	4.36%

Portfolio turnover rate(d)	43%

(a)	Net investment income (loss) per share is based on average shares outstanding.
(b)	Amount represents less than $0.005 per share.
(c)	Ratios do not include the expenses of the investment companies in which the Fund invests.
(d)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

The accompanying notes are an integral part of these financial statements.

62
LoCorr Managed Futures Strategy Fund, LoCorr Long/Short Commodities Strategy Fund and LoCorr Market Trend Fund - Notes to Consolidated Financial Statements
LoCorr Long/Short Equity Fund  and LoCorr Spectrum Income Fund - Notes to Financial Statements

LoCorr Investment Trust
Notes
December 31, 2014

1. Organization

LoCorr Investment Trust (the “Trust”), an Ohio business trust, was formed on November 15, 2010 and is an open-end management investment company registered under the Investment Company Act of 1940, as amended (“1940 Act”). The LoCorr Managed Futures Strategy Fund, LoCorr Long/Short Commodities Strategy Fund, LoCorr Market Trend Fund, LoCorr Long/Short Equity Fund and the LoCorr Spectrum Income Fund (individually a “Fund” and collectively the “Funds”) are series within the Trust. The LoCorr Long/Short Commodities Strategy Fund, the LoCorr Market Trend Fund, the LoCorr Long/Short Equity Fund and the LoCorr Spectrum Income Fund are each non-diversified funds and the LoCorr Managed Futures Strategy Fund is a diversified fund.

The LoCorr Managed Futures Strategy Fund’s primary investment objective is capital appreciation in rising and falling equity markets with managing volatility as a secondary objective.

The LoCorr Long/Short Commodities Strategy Fund’s primary objective is capital appreciation in rising and falling commodities markets with managing volatility as a secondary objective.

The LoCorr Market Trend Fund’s primary investment objective is capital appreciation in rising and falling equity markets with managing volatility as a secondary objective.

The LoCorr Long/Short Equity Fund’s primary investment objective is long-term capital appreciation with reduced volatility compared to traditional broad-based equity market indices as a secondary objective.

The LoCorr Spectrum Income Fund’s primary objective is current income with capital appreciation as a secondary objective.

In order to achieve their investment objectives, the LoCorr Managed Futures Strategy Fund, the LoCorr Long/Short Commodities Strategy Fund and the LoCorr Market Trend Fund each invest up to 25% of their total assets (measured at the time of purchase) in wholly-owned subsidiaries, LCMFS Fund Limited (“LCMFS”), LCLSCS Fund Limited (“LCLSCS”) and LCMT Fund Limited (“LCMT”), respectively; each company incorporated under the laws of the Cayman Islands. LCMFS, LCLSCS and LCMT act as investment vehicles in order to enter into certain investments for the LoCorr Managed Futures Strategy Fund, the LoCorr Long/Short Commodity Strategy Fund and the LoCorr Market Trend Fund, respectively, consistent with their investment objectives and policies specified in the Prospectus and Statement of Additional Information.

At December 31, 2014, each Fund’s investment in LCMFS, LCLSCS and LCMT represented 23.13%, 22.75% and 14.33% of the total assets of LoCorr Managed Futures Strategy Fund, LoCorr Long/Short Commodities Strategy Fund and LoCorr Market Trend Fund, respectively. See Note 2.

The consolidated financial statements of the LoCorr Managed Futures Strategy Fund, LoCorr Long/Short Commodities Strategy Fund and the LoCorr Market Trend Fund each include the investment activity and financial statements of LCMFS, LCLSCS and LCMT, respectively. All intercompany accounts and transactions have been eliminated in consolidation. Because each Fund may invest a substantial portion of its assets in its respective subsidiary, the Fund may be considered to be investing indirectly in some of those investments through its subsidiary. For that reason, references to the Fund may also include its subsidiary. The subsidiary will be subject to the same investment restrictions and limitations, and follow the same compliance policies and procedures, as the Fund when viewed on a consolidated basis. The Fund and its subsidiary are each a “commodity pool” under the U.S. Commodity Exchange Act and LoCorr Fund Management, LLC (the “Adviser” or “Management”) is a “commodity pool operator” registered with and regulated by the Commodity Futures Trading Commission (“CFTC”). As a result, additional CFTC-mandated disclosure, reporting and recordkeeping obligations apply with respect to each Fund and its respective subsidiary under CFTC and the U.S. Securities and Exchange Commission (the “SEC”) harmonized regulations.

At December 31, 2014, the only investment held by LCMFS and LCLSCS are swap contracts, for which the notional amount was $478,519,768 and $57,399,999, respectively. At December 31, 2014, LCMFS reported unrealized appreciation on swap contracts of $16,848,053 and LCLSCS reported unrealized depreciation on swap contracts of $1,925,155. In addition, LCMFS and LCLSCS hold cash and cash equivalents as collateral on the swap contracts.

At December 31, 2014, investments held by LCMT include open futures contracts and other investments intended to serve as margin or collateral for futures positions. At December 31, 2014, the notional amount of long and short open futures contracts held by LCMT were $709,788 and $9,749,450, respectively, and the unrealized appreciation on the long and short open futures contracts reported by LCMT were $22,531 and $675,404, respectively.

During the year ended December 31, 2012, LCMFS had a controlling ownership interest in Millburn Diversified Plus L.P. (the “Partnership”), a limited partnership organized on February 14, 2011, under the Delaware Revised Uniform Limited Partnership Act, which commenced operations on March 24, 2011. The Partnership engaged in speculative trading of futures and forward currency contracts. Similarly, LCLSCS had an investment in a partnership during the year ended December 31, 2012, however, based on the ownership percentage held during the year ended December 31, 2012, LCLSCS was not considered to have a controlling interest in that entity. The General Partner of the Partnership was Millburn Ridgefield Corporation (the “General Partner”). LCMFS and LCLSCS had fully redeemed out of their positions held in the partnerships as of December 20, 2012, and as a result, LCMFS no longer consolidated the Partnership, and its assets, liabilities, and related non-controlling interest are no longer included in the LoCorr Managed Futures Strategy Fund’s financial statements. As of December 20, 2012, there was no gain or loss on the redemption and deconsolidation because the investment in the Partnership was carried at fair value on a daily basis by LCMFS.

LoCorr Managed Futures Strategy Fund LoCorr Long/Short Commodities Strategy Fund and LoCorr Market Trend Fund - Notes to Consolidated Financial Statements LoCorr Long/Short Equity Fund and LoCorr Spectrum Income Fund - Notes to Financial Statements (continued)	63

Because LCMFS had a controlling interest (greater than 50% but less than 100%) in the Partnership for the period January 1, 2012 through December 20, 2012, the financial activity of the Partnership for that period ended December 20, 2012, has also been consolidated with the financial statements of LCMFS. All intercompany balances, revenues, and expenses have been eliminated in consolidation. LoCorr Managed Futures Strategy Fund, LCMFS and the Partnership are collectively referred to as the LoCorr Managed Futures Strategy Fund throughout these consolidated financial statements.

Non-controlling interest is the portion of equity ownership in the Partnership not attributable to the LoCorr Managed Futures Strategy Fund. Non-controlling interest represents additional, non-related partners in the Partnership and was equal to 2.20% of the Partnership’s net assets prior to LCMFS having fully redeemed its holding of the Partnership.

The Funds currently offer three classes of shares, Class A, Class C and Class I shares. Each share class represents an interest in the same assets of the Fund, has the same rights and is identical in all material respects except that (i) Class A shares have a maximum front end sales load of 5.75% and maximum deferred sales charge of 1.00% and Class C shares have a maximum deferred sales charge of 1.00%, (ii) Class A shares have a 12b-1 fee of 0.25% and Class C shares have a 12b-1 fee of 1.00%; (iii) certain other class-specific expenses will be borne solely by the class to which such expenses are attributable and (iv) each class will have exclusive voting rights with respect to matters relating to its own distribution arrangements.

With respect to the LoCorr Managed Futures Strategy Fund, the LoCorr Long/Short Commodities Strategy Fund, the LoCorr Market Trend Fund and the LoCorr Long/Short Equity Fund, all classes are subject to a 1.00% redemption fee on redemptions made within 30 days of the original purchase. All classes with respect to the LoCorr Spectrum Income Fund are subject to a 2.00% redemption fee on redemptions made within 60 days of the original purchase.

The LoCorr Managed Futures Strategy Fund Class A shares commenced operations on March 22, 2011 and the Fund’s Class C and Class I shares commenced operations on March 24, 2011. All three classes of the LoCorr Long/Short Commodities Strategy Fund, the LoCorr Long/Short Equity Fund, the LoCorr Spectrum Income Fund and the LoCorr Market Trend Fund commenced operations on January 1, 2012, May 10, 2013, January 1, 2014 and July 1, 2014, respectively.

The Funds may issue an unlimited number of shares of beneficial interest, with no par value. All shares of the Funds have equal rights and privileges, except as to class-specific rights and privileges described above.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of the consolidated financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

Investment Valuation
The Funds follow fair valuation accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and changes in valuation techniques and related inputs during the period. These inputs are summarized in three broad levels listed below:

Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

Generally, the Funds’ investments are valued each day at the last quoted sales price on each investment’s primary exchange. Investments traded or dealt in upon one or more exchanges (whether domestic or foreign) for which market quotations are readily available and not subject to restrictions against resale shall be valued at the last quoted sales price on the primary exchange or, in the absence of a sale on the primary exchange, at the last bid on the primary exchange. Investments primarily traded in the National Association of Securities Dealers’ Automated Quotation System (“NASDAQ”) National Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price.

The Funds may use independent pricing services to assist in calculating the value of the Funds’ investments. In addition, market prices for foreign investments are not determined at the same time of day as the net asset value (“NAV”) for the Funds. Because the Funds may invest in portfolio investments primarily listed on foreign exchanges, and these exchanges may trade on weekends or other days when the Funds do not price their shares, the value of some of the Funds’ portfolio investments may change on days when you may not be able to buy or sell the Funds’ shares. In computing the NAV, the Funds value foreign investments held by the Funds at the latest closing price on the exchange in which they are traded immediately prior to closing of the NYSE. Prices of foreign investments quoted in foreign currencies are translated into U.S. dollars at current rates. If events materially affecting the value of an investment in the Funds’ portfolio, particularly foreign investments, occur after the close of trading on a foreign market but before the Funds price their shares, the investment will be valued at fair value.

Fixed income securities and certificates of deposit with maturities more than 60 days when acquired generally are valued using an evaluated price supplied by an independent pricing service. Inputs used by the pricing service for U.S. government and treasury securities are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker dealer quotes, yields, bids, offers, and reference data. Agency issued debt securities, foreign issued bonds and municipal bonds are generally valued in a manner similar to U.S. government securities. Evaluations for corporate bonds are typically based on valuation methodologies such as market pricing and other analytical pricing models as well as market transactions and dealer quotations based on observable inputs. Fixed income securities are generally categorized in Level 1 or Level 2 of the fair value hierarchy depending on inputs used and market activity levels for specific securities.

64
LoCorr Managed Futures Strategy Fund, LoCorr Long/Short Commodities Strategy Fund and LoCorr Market Trend Fund - Notes to Consolidated Financial Statements
LoCorr Long/Short Equity Fund  and LoCorr Spectrum Income Fund - Notes to Financial Statements (continued)

The fair value of asset backed securities and mortgage backed securities is estimated on models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield, and develop an estimated tranche-specific spread to the benchmark yield based on the unique attributes of the tranche. Additional inputs such as creditworthiness of the underlying collateral and quotes from outside brokers for the same or similar issuance may also be considered in the development of fair value. Asset backed and mortgage backed securities are generally categorized in Level 2 of the fair value hierarchy.

Short-term investments in fixed income securities and certificates of deposit with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued using an amortized cost method of valuation, and are generally categorized in Level 2.

Equity securities, including common stocks, preferred stocks, securities convertible into common stocks, such as convertible bonds, warrants, rights, options, master limited partnership (“MLP”) interests, real estate investment trusts (“REITs”), business development companies and royalty trusts, generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices accurately reflect the fair market value of such securities. MLP interests are limited partnerships, the interests in which (known as “units”) typically trade publicly, like stock. Master limited partnerships are also called publicly traded partnerships and public limited partnerships. Securities that are traded on any stock exchange or on the NASDAQ over-the-counter market are generally valued by the pricing service at the last quoted sale price. Lacking a last sale price, an equity security is generally valued by the pricing service at its last bid price. Equity securities are generally categorized in Level 1 or Level 2 of the fair value hierarchy depending on inputs used and market activity levels for specific securities.

With respect to any portion of the Funds’ assets that are invested in one or more open-end management investment companies, including money market funds, registered under the 1940 Act, the Funds’ net asset value is calculated based upon the net asset values of those open-end management investment companies, and the prospectuses for these companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing.

The Funds generally will purchase shares of closed-end investment companies only in the secondary market. The shares of many closed-end investment companies, after their initial public offering, frequently trade at a price per share that is less than the net asset value per share, the difference representing the “market discount” of such shares. This market discount may be due in part to the investment objective of long-term appreciation, which is sought by many closed-end investment companies, as well as to the fact that the shares of closed-end investment companies are not redeemable by the holder upon demand to the issuer at the next determined net asset value but rather are subject to the principles of supply and demand in the secondary market. A relative lack of secondary market purchasers of closed-end investment company shares also may contribute to such shares trading at a discount to their net asset value. Closed-end investment companies are generally categorized in Level 1 or Level 2 of the fair value hierarchy depending on inputs used and market activity levels for specific securities.

The Funds may invest in Exchange Traded Funds (“ETFs”). ETFs are passive funds that track their related index and have the flexibility of trading like a security. They are managed by professionals and provide the investor with diversification, cost and tax efficiency, liquidity, marginability, are useful for hedging, have the ability to go long and short, and some provide quarterly dividends. Additionally, some ETFs are unit investment trusts (“UITs”), which are unmanaged portfolios overseen by trustees. ETFs generally have two markets. The primary market is where institutions swap “creation units” in block-multiples of shares, typically 25,000 or 50,000, for in-kind securities and cash in the form of dividends. The secondary market is where individual investors can trade as little as a single share during trading hours on the exchange. This is different from open-ended mutual funds that are traded after hours once the NAV is calculated. ETFs share many similar risks with open-end and closed-end funds. ETFs are generally categorized in Level 1 of the fair value hierarchy.

The Funds may invest in ETFs and other investment companies that hold a portfolio of foreign securities. Investing in securities of foreign companies and countries involves certain considerations and risks that are not typically associated with investing in U.S. government securities and securities of domestic companies. There may be less publicly available information about a foreign issuer than a domestic one, and foreign companies are not generally subject to uniform accounting, auditing and financial standards and requirements comparable to those applicable to U.S. companies. There may also be less government supervision and regulation of foreign securities exchanges, brokers and listed companies than exists in the United States. Interest and dividends paid by foreign issuers may be subject to withholding and other foreign taxes, which may decrease the net return on such investments as compared to dividends and interest paid to the Fund by domestic companies or the U.S. government. There may be the possibility of expropriations, seizure or nationalization of foreign deposits, confiscatory taxation, political, economic or social instability or diplomatic developments that could affect assets of the Fund held in foreign countries. Finally, the establishment of exchange controls or other foreign governmental laws or restrictions could adversely affect the payment of obligations.

The Funds may invest in sponsored and unsponsored American Depositary Receipts (“ADRs”), which are receipts issued by an American bank or trust company evidencing ownership of underlying securities issued by a foreign issuer. ADRs, in registered form, are designed for use in U.S. securities markets. Unsponsored ADRs may be created without the participation of the foreign issuer. Holders of unsponsored ADRs generally bear all the costs of the ADR facility, whereas foreign issuers typically bear certain costs in a sponsored ADR. The bank or trust company depositary of an unsponsored ADR may be under no obligation to distribute shareholder communications received from the foreign issuer or to pass through voting rights. ADRs are generally categorized in Level 1 or Level 2 of the fair value hierarchy depending on inputs used and market activity levels for specific securities.

Over-the-counter financial derivative instruments, such as forward currency contracts, futures contracts, or swap agreements, derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of broker-dealer quotations or a pricing service at the settlement price determined by the relevant exchange. Depending on the product and the terms of the transaction, the value of the derivative contracts can be estimated by a pricing service provider using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, curves, dividends and exchange rates.

LoCorr Managed Futures Strategy Fund LoCorr Long/Short Commodities Strategy Fund and LoCorr Market Trend Fund - Notes to Consolidated Financial Statements LoCorr Long/Short Equity Fund and LoCorr Spectrum Income Fund - Notes to Financial Statements (continued)	65

Forward currency contracts represent the purchase or sale of a specific quantity of a foreign currency at the current or spot price, with delivery and settlement at a specified future date. Forward currency contracts are presented at fair value using spot currency rates and are adjusted for the time value of money (forward points) and contractual prices of the underlying financial instruments. Forward currency contracts are generally categorized in Level 2.

Futures contracts are carried at fair value using the primary exchange’s closing (settlement) price, and are generally categorized in Level 1.

Total return swap contracts are stated at fair value daily based on the fair value of the underlying futures and forward currency contracts constituting the contract’s stated index, taking into account any fees and expenses associated with the swap agreement. Total return swap contracts are generally categorized in Level 2.

If market quotations are not readily available, investments will be valued at their fair value as determined in good faith by the Adviser in accordance with procedures approved by the Board of Trustees (the “Board”) and evaluated by the Board as to the reliability of the fair value method used. In these cases, a Fund’s NAV will reflect certain portfolio investments’ fair value rather than their market price. Fair value pricing involves subjective judgments and it is possible that the fair value determined for an investment is materially different than the value that could be realized upon the sale of that investment. The fair value prices can differ from market prices when they become available or when a price becomes available.

Fair value determinations are required for the following securities:

•
securities for which market quotations are not readily available at the valuation time on a particular business day (including without limitation securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source);

•
securities for which, in the opinion of the Adviser/relevant Sub-Adviser, the prices or values available do not represent the fair value of the instrument, based upon factors that may include, but are not limited to, the following: the availability of only a bid price or an ask price; the spread between bid and ask prices; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets or regulators, such as the suspension or limitation of trading;

•	securities determined to be illiquid in accordance with the Trust’s Liquidity Procedures; and

•
securities with respect to which an event that will affect the value thereof has occurred subsequent to the determination by the Adviser/relevant Sub-Adviser of the closing prices reported on the principal exchange on which the securities are traded, but prior to the relevant Fund’s calculation of its NAV.

•
For any open-end mutual funds that do not provide timely NAV information, the Adviser/relevant Sub-Adviser shall evaluate those ‘similar’ funds and determine which are most appropriate based on funds having similar benchmarks or similar objectives. The Adviser/relevant Sub-Adviser shall then calculate the NAV percentage move of those ‘similar’ funds for the day to create an aggregate average percentage move, which it shall use to calculate the price movement for the day of the Fund at issue. For closed-end funds, the aforementioned practice shall be utilized, in addition to monitoring secondary market activity during the day.

Performing Fair Value Pricing

The Adviser considers all appropriate factors relevant to the value of securities for which market quotations are not readily available. No single standard for determining fair value can be established, since fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of an issue of securities being valued by the Adviser would appear to be the amount that the owner might reasonably expect to receive for them upon their current sale. Methods that are in accord with this principle may, for example, be based on:

•	a multiple of earnings;

•	a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or

•	yield to maturity with respect to debt issues, or a combination of these and other methods.

Fair value determinations are not based on what the Adviser believes that a buyer may pay at a later time, such as when market conditions change or when the market ultimately recognizes a security’s true value as perceived by the Adviser. Similarly, bonds and other instruments may not be fair valued at par based on the expectation that the Fund will hold the investment until maturity.

Some of the general factors that the Adviser considers in determining a valuation method for an individual issue of securities include, but shall not be limited to:

•	the fundamental analytical data relating to the investment;

•	the nature and duration of restrictions (if any) on disposition of the securities;

•	evaluation of the forces that influence the market in which these securities are purchased or sold;

•	changes in interest rates;

•	government (domestic or foreign) actions or pronouncements; and

•	other news events.

With respect to securities traded on foreign markets, the Adviser considers the value of foreign securities traded on other foreign markets, ADR trading, closed-end fund trading, foreign currency exchange activity and the trading prices of financial products that are tied to baskets of foreign securities, such as WEBS.

66
LoCorr Managed Futures Strategy Fund, LoCorr Long/Short Commodities Strategy Fund and LoCorr Market Trend Fund - Notes to Consolidated Financial Statements
LoCorr Long/Short Equity Fund  and LoCorr Spectrum Income Fund - Notes to Financial Statements (continued)

Among the more specific factors that the Funds’ Adviser considers (if applicable) in determining a valuation method for an individual issue of securities are:

•	type of security;

•	financial statements of the issuer;

•	cost at date of purchase;

•	size of holding;

•	discount from market value of unrestricted securities of the same class at time of purchase;

•	special reports prepared by analysts;

•	information as to any transactions or offers with respect to the security;

•	existence of merger proposals or tender offers affecting the securities;

•	price and extent of public trading in similar securities of the issuer or comparable companies; and

•	other relevant matters.

As a general matter, the Funds’ Adviser will value the portfolio security or other asset primarily by reference to the public market if there is a public market for securities of the same class or similar securities; primarily by reference to private transactions if public market reference is not available and private transaction reports are available; and primarily by use of one or more analytical methods or models if public and private market references are not available or not reliable. The Adviser will use cost only if no better method of valuation is available.

The Adviser regularly evaluates whether its pricing methodologies continue to result in values that the Fund might reasonably expect to receive upon a current sale. In order to do this, the Adviser compares its fair value prices with values that are available from other sources (if there are any). The next actual sales price of a security might be one such source. However, the next-day opening prices or next actual sales prices for a security may differ from the fair value of that security as of the time for NAV calculation, given the subjectivity inherent in fair valuation and the fact that events could occur after NAV calculation. Thus, discrepancies between fair values and next-day opening prices or next actual sales prices may occur on a regular and recurring basis. These discrepancies do not necessarily indicate that the Adviser’s fair value methodology is inappropriate. Nonetheless, systematic comparisons of fair values to the next-day opening prices or next actual sales prices are useful to assist the Adviser with ongoing monitoring and evaluation of the appropriateness of its fair value methodologies.

The above guidance does not purport to delineate all factors that may be considered. The Adviser takes into consideration all indications of value available to it in determining the fair value assigned to a particular security.

The fair value of the LoCorr Spectrum Income Fund’s investment in Terra Secured Income Fund 5, LLC (“Terra”) is based on the Adviser’s analysis of certain existing data to determine the significance and character of inputs used to determine value. These inputs include, but are not limited to, financial statements (audited and unaudited) of Terra and the value used by other investors in Terra. Management also engaged a third party appraisal firm to review the valuation process used by Terra and the Adviser in determining the value of the investment. Changes to the fair value of this investment would result from changes to the underlying financial performance of Terra or other market factors, such as adverse changes to the financial condition of Terra, its borrowers or the secured assets as well as the deterioration of real estate market or general economic conditions. Terra is a private investment, limited liability company formed to originate, fund and structure real estate-related loans, including mezzanine loans, first and second mortgage loans, subordinated mortgage loans, bridge loans, preferred equity investments and other loans related to high quality commercial real estate in the United States. Units invested with Terra are not registered with the SEC under the Securities Act of 1933, as amended (the “Securities Act”) or the securities agency of any state. The units were offered in reliance upon an exemption from the registration provisions of the Securities Act and state securities laws applicable only to offers and sales to investors meeting the suitability requirements set forth herein. Due to lack of market activity and observable inputs, the LoCorr Spectrum Income Fund’s investment in Terra is categorized in Level 3 of the fair value hierarchy.

LoCorr Managed Futures Strategy Fund LoCorr Long/Short Commodities Strategy Fund and LoCorr Market Trend Fund - Notes to Consolidated Financial Statements LoCorr Long/Short Equity Fund and LoCorr Spectrum Income Fund - Notes to Financial Statements (continued)	67

The following table summarizes LoCorr Managed Futures Strategy Fund’s consolidated investments and swap contracts as of December 31, 2014:

Security Classification	Level 1	Level 2	Level 3	Total
Investments
Asset Backed Securities	$-	$84,475,494	$-	$84,475,494
Corporate Bonds	-	126,853,128	-	126,853,128
Mortgage Backed Securities	-	83,061,098	-	83,061,098
Municipal Bonds	-	7,379,771	-	7,379,771
Foreign Government Bond	-	917,244	-	917,244
U.S. Government Agency Issues	-	20,220,307	-	20,220,307
U.S. Government Note	-	5,000,390	-	5,000,390
Short Term Investments	9,363,458	38,713,846	-	48,077,304
Total Investments	$9,363,458	$366,621,278	$-	$375,984,736

Swap Contracts*
Long Total Return Swap Contracts	$-	$16,848,053	$-	$16,848,053
Total Swap Contracts	$-	$16,848,053	$-	$16,848,053

See the Fund’s consolidated schedule of investments for the investments detailed by industry classification.
*Swap contracts are derivative instruments not reflected in the Fund’s consolidated schedule of investments. The fair value of the Fund’s investment in swap contracts represents the net unrealized appreciation at December 31, 2014.

The LoCorr Managed Futures Strategy Fund did not hold any Level 3 assets during the period.

The following table summarizes LoCorr Long/Short Commodities Strategy Fund’s consolidated investments and swap contracts as of December 31, 2014:

Security Classification	Level 1	Level 2	Level 3	Total
Investments
Asset Backed Securities	$-	$9,909,304	$-	$9,909,304
Corporate Bonds	-	9,553,583	-	9,553,583
Mortgage Backed Securities	-	6,479,790	-	6,479,790
Municipal Bonds	-	486,492	-	486,492
Foreign Government Bond	-	19,732	-	19,732
U.S. Government Agency Issues	-	10,709,237	-	10,709,237
Short Term Investments	3,910,045	4,271,956	-	8,182,001
Total Investments	$3,910,045	$41,430,094	$-	$45,340,139

Swap Contracts*
Long Total Return Swap Contracts	$-	$(1,925,155)	$-	$(1,925,155)
Total Swap Contracts	$-	$(1,925,155)	$-	$(1,925,155)

See the Fund’s consolidated schedule of investments for the investments detailed by industry classification.
*Swap contracts are derivative instruments not reflected in the Fund’s consolidated schedule of investments. The fair value of the Fund’s investment in swap contracts represents the net unrealized depreciation at December 31, 2014.

The LoCorr Long/Short Commodities Strategy Fund did not hold any Level 3 assets during the year.

68
LoCorr Managed Futures Strategy Fund, LoCorr Long/Short Commodities Strategy Fund and LoCorr Market Trend Fund - Notes to Consolidated Financial Statements
LoCorr Long/Short Equity Fund  and LoCorr Spectrum Income Fund - Notes to Financial Statements (continued)

The following table summarizes LoCorr Market Trend Fund’s consolidated investments and other financial instruments as of December 31, 2014:

Security Classification	Level 1	Level 2	Level 3	Total
Investments(a)
Asset Backed Securities	$-	$7,098,687	$-	$7,098,687
Corporate Bonds	-	702,440	-	702,440
Mortgage Backed Securities	-	1,368,289	-	1,368,289
U.S. Government Agency Issues	-	16,067,678	-	16,067,678
Short Term Investments	22,341,104	3,000,583	-	25,341,687
Total Investments	$22,341,104	$28,237,677	$-	$50,578,781
Other Financial Instruments(b)
Forward Currency Contracts
Long Forward Currency Contracts	$-	$(97,051)	$-	$(97,051)
Short Forward Currency Contracts	-	510,608	-	510,608
Total Forward Currency Contracts	-	413,557	-	413,557
Futures Contracts
Long Futures Contracts	858,384	-	-	858,384
Short Futures Contracts	601,686	-	-	601,686
Total Futures Contracts	1,460,070	-	-	1,460,070
Total Other Financial Instruments	$1,460,070	$413,557	$-	$1,873,627
(a) See the Fund’s consolidated schedule of investments for the investments detailed by industry classification.
(b) Other financial instruments include forward currency contracts and futures contracts which are not included in the Fund’s consolidated schedule of investments. The fair value of the Fund’s other financial instruments represent the net unrealized appreciation (depreciation) at December 31, 2014.

The LoCorr Market Trend Fund did not hold any Level 3 assets during the period.

The following table summarizes the LoCorr Long/Short Equity Fund’s investments and securities sold short as of December 31, 2014:

Security Classification	Level 1	Level 2	Level 3	Total
Investments
Common Stocks	$37,863,603	$286,778	$-	$38,150,381
Exchange Traded Fund	2,832,550	-	-	2,832,550
Short Term Investment	1,220,856	-	-	1,220,856
Total Investments	$41,917,009	$286,778	$-	$42,203,787

Securities Sold Short
Common Stocks	$(2,466,555)	$-	$-	$(2,466,555)
Exchange Traded Fund	(311,090)	-	-	(311,090)
Total Securities Sold Short	$(2,777,645)	$-	$-	$(2,777,645)

See the Fund’s schedule of investments and schedule of securities sold short for detail by industry classification.

The LoCorr Long/Short Equity Fund did not hold any Level 3 assets during the year.

The following table summarizes LoCorr Spectrum Income Fund’s investments as of December 31, 2014:

Security Classification	Level 1	Level 2	Level 3	Total
Investments
Business Development Companies	$7,997,600	$-	$-	$7,997,600
Common Stocks	6,080,376	-	-	6,080,376
Closed-End Investment Companies	10,453,540	-	-	10,453,540
Master Limited Partnerships	26,017,772	-	-	26,017,772
Real Estate Investment Trusts	29,376,636	-	-	29,376,636
Royalty Trust	1,475,567	-	-	1,475,567
Private Investment	-	-	11,251,542	11,251,542
Short Term Investment	4,995,037	-	-	4,995,037
Total Investments	$86,396,528	$-	$11,251,542	$97,648,070

See the Fund’s schedule of investments for detail by industry classification.

LoCorr Managed Futures Strategy Fund LoCorr Long/Short Commodities Strategy Fund and LoCorr Market Trend Fund - Notes to Consolidated Financial Statements LoCorr Long/Short Equity Fund and LoCorr Spectrum Income Fund - Notes to Financial Statements (continued)	69

The following is a reconciliation of the beginning and ending balances for assets measured at fair value using significant unobservable inputs (Level 3) during the year ended December 31, 2014:

Investments
in Securities,
Level 3 Reconciliation Disclosure	at fair value
Balance, December 31, 2013*	$-
Purchases	11,106,000
(Sales)	-
Return of capital distributions	(229,241)
Realized gain (loss)	-
Change in net unrealized gain (loss)	374,783
Transfer into Level 3	-
Transfer out of Level 3	-
Balance, December 31, 2014	$11,251,542

Net change in unrealized gains relating to Level 3 investments still held at December 31, 2014	$374,783

* The Fund commenced operations on January 1, 2014.

Quantitative Information about Level 3 Fair Value Measurements held in the LoCorr Spectrum Income Fund:

				Fair Value at
Type of Security	Valuation Technique	Unobservable Input	Range	December 31, 2014
Private Investment	See note below	Subscription Price $50,000 per unit	Unchanged	$11,251,542

Note: Management’s fair valuation is based on the issuer’s financial statements and other data, as well as other trades in this security as noted above. See additional detail related to these considerations in the Investment Valuation disclosures. The purchase discount on LoCorr Spectrum Income Fund’s investment in Terra is accreted on a straight-line basis over a period of five years, and is presented as part of unrealized appreciation for financial reporting purposes.

For each of the Funds, there were no transfers between levels during the year. Transfers between levels are recognized at the end of the reporting period.

Deferred Offering Costs
Offering Costs are accounted for as a deferred charge until operations begin and thereafter amortized to expense over twelve months on a straight-line basis. For the LoCorr Market Trend Fund and the LoCorr Spectrum Income Fund, these costs consisted of legal fees pertaining to preparing the Fund’s initial registration statement, printing costs, and SEC and state registration fees. For the period from July 1, 2014 (commencement of operations) through December 31, 2014, the LoCorr Market Trend Fund amortized $37,150 in deferred offering costs. At December 31, 2014, the remaining cumulative balance of unamortized offering costs for the LoCorr Market Trend Fund amounted to $36,544. For the year ended December 31, 2014, the LoCorr Spectrum Income Fund fully amortized all deferred offering costs in the amount of $84,050.

Organizational Costs
Organizational costs in connection with the organization of the Funds are expensed as incurred. For the period from July 1, 2014 (commencement of operations) through December 31, 2014 and for the year ended December 31, 2014, the LoCorr Market Trend Fund and the LoCorr Spectrum Income Fund expensed $27,761 and $5,717, respectively, in organizational costs associated with the legal fees related to each Fund’s formation and incorporation of business.

Federal Income Taxes
The Funds intend to qualify as regulated investment companies pursuant to Subchapter M of the Internal Revenue Code of 1986, as amended. The Funds intend to distribute substantially all of their investment company net taxable income and net capital gains to shareholders. Therefore, no federal income tax provision is required.

As of and during the year ended December 31, 2014, the Funds did not have any tax positions that did not meet the “more-likely-than-not” threshold of being sustained by applicable tax authorities. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits on uncertain tax positions as interest or other expense in the statements of operations. During the year ended December 31, 2014, the Funds did not incur any interest or penalties. Generally, tax authorities can examine all the tax returns filed for the last three open tax years.

For tax purposes, LCMFS, LCLSCS and LCMT are exempted Cayman investment companies. LCMFS, LCLSCS and LCMT have each received an undertaking from the Government of the Cayman Islands exempting them from all local income, profits, and capital gains taxes. No such taxes are levied in the Cayman Islands at the present time. For U.S. income tax purposes, LCMFS, LCLSCS and LCMT are controlled foreign corporations (“CFCs”) and as such are not subject to U.S. income tax. However, as a wholly-owned CFC, the net income and capital gain of each CFC, to the extent of its earnings and profits, will be included each year in the respective Funds’ investment company taxable income.

Use of Estimates
The preparation of consolidated financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements and the reported revenues and expenses during the reporting period. Actual results could differ from those estimates.

70
LoCorr Managed Futures Strategy Fund, LoCorr Long/Short Commodities Strategy Fund and LoCorr Market Trend Fund - Notes to Consolidated Financial Statements
LoCorr Long/Short Equity Fund  and LoCorr Spectrum Income Fund - Notes to Financial Statements (continued)

Indemnifications
In the normal course of business, the Funds enter into contracts that contain general indemnifications to other parties. The Funds’ maximum exposure under these contracts is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

Security Transactions and Investment Income
Security transactions are recorded on trade date. Generally, realized gains and losses on sales of investments are calculated on the specifically identified cost basis of the securities.

Each Fund may invest up to 15% of its net assets in illiquid securities. Illiquid securities may include securities subject to contractual or legal restrictions on resale (e.g., because they have not been registered under the Securities Act) and securities that are otherwise not readily marketable (e.g., because trading in the security is suspended or because market makers do not exist or will not entertain bids or offers). Securities that have not been registered under the Securities Act are referred to as private investments or restricted securities and are purchased directly from the issuer or in the secondary market. Foreign securities that are freely tradable in their principal markets are not considered to be illiquid. Under guidelines adopted by the Trust’s Board, the Adviser of the Fund may determine that particular Rule 144(a) securities, and commercial paper issued in reliance on the private placement exemption from registration afforded by Section 4(a)(2) of the Securities Act, are liquid even though they are not registered. At December 31, 2014, the Adviser deemed all of the restricted securities held in the LoCorr Managed Futures Strategy Fund, the LoCorr Long/Short Commodities Strategy Fund and the LoCorr Market Trend Fund to be liquid. There were no illiquid or restricted securities held in the LoCorr Long/Short Equity Fund at December 31, 2014. The LoCorr Spectrum Income Fund’s investment in Terra was deemed by the Adviser to be illiquid at December 31, 2014 and represented 11.96% of the Fund’s net assets. The private placement memorandum of Terra specifies that it will continue in existence until December 31, 2023, unless terminated sooner.

Dividend income, less foreign taxes withheld, if any, are recorded on the ex-dividend date.

Distributions received from the LoCorr Long/Short Equity Fund’s investment in MLP interests and REITs, and the LoCorr Spectrum Income Fund’s investment in MLP interests, REITs, private investments and royalty trusts, generally are comprised of ordinary income, capital gains and return of capital. For financial statement purposes, the Funds use estimates to characterize these distributions received as return of capital, capital gains or ordinary income. Such estimates are based on historical information available from each MLP, REIT, private investment or royalty trust and other industry sources. These estimates may subsequently be revised based on information received from the MLP, REIT, private investment or royalty trust after their tax reporting periods are concluded, as the actual character of these distributions is not known until after the fiscal year end of the Funds. The distributions received from the MLP, REIT, private investment and royalty trust securities that have been classified as income and capital gains are included in investment income and net realized gain (loss) on investments, respectively, on the statement of operations. The distributions received that are classified as return of capital reduce the cost of investments on the statement of assets and liabilities. For the year ended December 31, 2014, the LoCorr Long/Short Equity Fund and the LoCorr Spectrum Income Fund estimated that 100% of the MLP distributions received would be treated as return of capital. For the year ended December 31, 2014, approximately 63% of the total distributions received from Terra are estimated to be interest income, and the remaining 37% were treated as return of capital.

Interest income and expense are recognized on the accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security using the effective yield method.

Allocation of Income and Expenses
Net investment income, other than class specific expenses, and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares of each class of shares at the beginning of the day (after adjusting for the current capital shares activity of the respective class). Expenses associated with a specific Fund in the Trust are charged to that Fund. Common expenses are typically allocated based upon the relative net assets of each Fund, or by other equitable means.

Distributions to Shareholders
Shareholder transactions are recorded on trade date. Dividends from net investment income are declared and paid at least annually by the Funds. Distribution of net realized capital gains, if any, are declared and paid at least annually. Distributions to shareholders are recorded on the ex-dividend date. The character of distributions made during the periods from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to the difference in the recognition of income, expense and gain items for financial statement and tax purposes.

Beginning in February 2014, dividends for the LoCorr Spectrum Income Fund are declared and distributed monthly. The estimated characterization of the distributions paid will be either a qualified dividend or return of capital. This estimate is based on the LoCorr Spectrum Income Fund’s operating results during the period. It is anticipated that a significant portion of the distributions of the LoCorr Spectrum Income Fund’s investments in MLP and certain investments in REIT and royalty trusts will be comprised of return of capital as a result of the tax character of cash distributions made by the Fund’s investments. The actual characterization of the distributions made during the period will not be determined until after the end of the fiscal year.

LoCorr Managed Futures Strategy Fund LoCorr Long/Short Commodities Strategy Fund and LoCorr Market Trend Fund - Notes to Consolidated Financial Statements LoCorr Long/Short Equity Fund and LoCorr Spectrum Income Fund - Notes to Financial Statements (continued)	71

The tax character of distributions paid during the periods was as follows:

	Period Ended December 31, 2014(a)
	Ordinary	Long-Term	Return of
Fund	Income	Capital Gains	Capital
LoCorr Managed Futures Strategy Fund	$52,568,247	$413,276	$-
LoCorr Long/Short Commodities Strategy Fund	5,555,928	-	-
LoCorr Market Trend Fund	1,644,488	552,497	-
LoCorr Long/Short Equity Fund	169,677	-	-
LoCorr Spectrum Income Fund	2,382,874	-	1,097,840

(a) For the year ended December 31, 2014 for the LoCorr Managed Futures Strategy Fund, the LoCorr Long/Short Commodities Strategy Fund, the LoCorr Long/Short Equity Fund and the LoCorr Spectrum Income Fund and for the period from July 1, 2014 (commencement of operations) through December 31, 2014 for the LoCorr Market Trend Fund.

	Year Ended December 31, 2013
	Ordinary	Long-Term	Return of
Fund	Income	Capital Gains	Capital
LoCorr Managed Futures Strategy Fund	$-	$226,371	$-

Distributable Earnings and Investment Transactions
Net investment income and net realized gains (losses) may differ for financial reporting and tax purposes because of temporary or permanent book/tax differences. To the extent these differences are permanent; reclassifications are made to the appropriate equity accounts in the period that the difference arises.

Additionally, U.S. generally accepted accounting principles require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share.

Foreign Securities and Currency
Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.

The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at period end, resulting from changes in exchange rates.

Forward Currency Contracts
Gains or losses are realized when foreign currency contracts are liquidated. Any change in net unrealized gain or loss is reported in the statement of operations.

Futures Contracts
Gains or losses are realized when contracts are liquidated. Any change in net unrealized gain or loss is reported in the statement of operations. Brokerage commissions on open futures contracts are charged to expense when paid.

Total Return Swap Contracts
The Funds may enter into total return swap agreements. A total return swap entered into by the Funds is a derivative contract that transfers the market risk of underlying portfolios of futures and forward currency contracts (considered the “index” within each total return swap contract) between counterparties. The “notional amount” of each total return swap agreement is the agreed upon amount or value of the index used for calculating the returns that the parties to a swap agreement have agreed to exchange. The total return swaps are marked to market daily and any change is recorded in unrealized gain/loss on the consolidated statement of operations based on the value of the index on which the total return swap is referenced, as defined within the total return swap agreement between the counterparties. The composition of the index may vary based on how the underlying portfolio of futures and forward currency contracts is traded. A Fund’s obligation under a total return swap agreement, including any related fees, offset against amounts owed to the Fund in the case of positive performance, will be covered by designating liquid assets on the Fund’s books and records (see the consolidated statement of assets and liabilities for deposits with broker for derivative instruments). Gains or losses will be realized when the total return swap contracts are liquidated and will be presented as net realized gain or loss on swap contracts on the consolidated statements of operations. In addition, changes in notional value and any cash holding adjustments, which represent voluntary realizations by a Fund of swap value at any point in time, are also presented as net realized gain or loss on swap contracts on the consolidated statements of operations. A corresponding asset or liability for “advance receipt on swap contracts” or “advance payment on swap contracts”, respectively, is recorded on the consolidated statements of assets and liabilities for the gain or loss realized on changes in notional value. Total return swaps outstanding at period end, if any, are listed after the Funds’ consolidated schedules of investments.

72
LoCorr Managed Futures Strategy Fund, LoCorr Long/Short Commodities Strategy Fund and LoCorr Market Trend Fund - Notes to Consolidated Financial Statements
LoCorr Long/Short Equity Fund  and LoCorr Spectrum Income Fund - Notes to Financial Statements (continued)

Short Sales
The LoCorr Long/Short Equity Fund may sell securities short. A short sale is a transaction in which the Fund sells a security it does not own or have the right to acquire (or that it owns but does not wish to deliver) in anticipation that the market price of that security will decline.

When the Fund makes a short sale, the broker-dealer through which the short sale is made must borrow the security sold short and deliver it to the party purchasing the security. The Fund is required to make a margin deposit in connection with such short sales; the Fund may have to pay a fee to borrow particular securities and will often be obligated to pay over any dividends and accrued interest on borrowed securities.

If the price of the security sold short increases between the time of the short sale and the time the Fund covers its short position, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited in size, will be recognized upon the close of a short sale. Any gain will be decreased, and any loss increased, by the transaction costs described above. The successful use of short selling may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged. Gains or losses from closed positions of securities sold short are presented as net realized gain or loss on securities sold short on the statement of operations.

In addition, the Fund is required to pay the lender any dividends declared on short positions. Dividends declared on open short positions are recorded on ex-date and shown as an expense for financial reporting purposes. To borrow the security, the Fund also may be required to pay fees, which is shown as an expense for financial reporting purposes.

To the extent the Fund sells securities short, it will provide collateral to the broker-dealer and (except in the case of short sales “against the box”) will maintain additional asset coverage in the form of cash, U.S. government securities or other liquid securities with its custodian in a segregated account in an amount at least equal to the difference between the current fair value of the securities sold short and any amounts required to be deposited as collateral with the selling broker (not including the proceeds of the short sale). A short sale is “against the box” to the extent the Fund contemporaneously owns, or has the right to obtain at no added cost, securities identical to those sold short. Short sales are collateralized by cash deposits with the counterparty broker and pledged securities held at the custodian, U.S. Bank, N.A. (“U.S. Bank”). The collateral required is determined daily by reference to the fair value of the short positions.

Deposits with Broker
Forward Currency and Futures Contracts
When trading derivative instruments, such as forward or futures contracts, the Fund is only required to post initial or variation margin with the exchange or clearing broker. The use of margin in trading these instruments has the effect of creating leverage, which can expose the Fund to substantial gains or losses occurring from relatively small price changes in the value of the underlying instrument and can increase the volatility of the Fund’s returns. Volatility is a statistical measure of the dispersion of returns of an investment, where higher volatility generally indicates greater risk. At December 31, 2014, the LoCorr Market Trend Fund pledged $600,000 in cash and cash equivalents with Bank of America Merrill Lynch for its investment in forward currency contracts.

Upon entering into a futures contract, and to maintain the Fund’s open positions in futures contracts, the Fund would be required to deposit with its custodian or futures broker in a segregated account in the name of the futures broker an amount of cash, U.S. government securities, suitable money market instruments, or other liquid securities, known as “initial margin.” The margin required for a particular futures contract is set by the exchange on which the contract is traded, and may be significantly modified from time to time by the exchange during the term of the contract. Futures contracts are customarily purchased and sold on margins that may range upward from less than 5% of the value of the contract being traded.

At December 31, 2014, the LoCorr Market Trend Fund and LCMT, collectively, had $6,154,858 in cash and cash equivalents on deposit with broker for derivative instruments and is presented on the Fund’s consolidated statement of assets and liabilities. In addition, LCMT pledged securities with a fair value of $6,998,106 as collateral for derivative instruments.

If the price of an open futures contract changes (by increase in underlying instrument or index in the case of a sale or by decrease in the case of a purchase) so that the loss on the futures contract reaches a point at which the margin on deposit does not satisfy margin requirements, the broker will require an increase in the margin. However, if the value of a position increases because of favorable price changes in the futures contract so that the margin deposit exceeds the required margin, the broker will pay the excess to the Fund.

These subsequent payments, called “variation margin,” to and from the futures broker, are made on a daily basis as the price of the underlying assets fluctuate making the long and short positions in the futures contract more or less valuable, a process known as “marking to the market.” The Fund expects to earn interest income on any margin deposits.

Swap Contracts
LCMFS and LCLSCS have a substantial portion of their assets on deposit with Deutsche Bank in connection with their trading of swap contracts. Assets deposited with Deutsche Bank in connection with the trading of swap contracts for LCMFS and LCLSCS are partially restricted due to deposit requirements. At December 31, 2014, the LoCorr Managed Futures Strategy Fund and the LoCorr Long/Short Commodities Strategy Fund had cash and cash equivalents on deposit with Deutsche Bank in the amount of $101,000,010 and $14,435,010, respectively, which have been presented on the consolidated statements of assets and liabilities of the LoCorr Managed Futures Strategy Fund and the LoCorr Long/Short Commodities Strategy Fund. In addition, at December 31, 2014, the LCMFS and LCLSCS pledged securities with a fair value of $869,225, and $461,186, respectively, as collateral for swap contracts. Risks arise from the possible inability of the counterparty to meet the term of its contract and may increase if the counterparty’s financial condition worsens.

LoCorr Managed Futures Strategy Fund LoCorr Long/Short Commodities Strategy Fund and LoCorr Market Trend Fund - Notes to Consolidated Financial Statements LoCorr Long/Short Equity Fund and LoCorr Spectrum Income Fund - Notes to Financial Statements (continued)	73

Securities Sold Short
At December 31, 2014, the LoCorr Long/Short Equity Fund had cash on deposit with the broker-dealer in the amount of $1,744,059 and pledged securities with a fair value of $4,058,957.

Market and Credit Risks
The Funds may engage in the speculative trading of U.S. and foreign futures, forward currency and swap contracts (collectively, derivatives). The Funds are exposed to both market risk, which is the risk arising from changes in the fair value of the contracts, and credit risk, which is the risk of failure by another party to perform according to the terms of a contract.

Purchase and sale of futures contracts requires margin deposits with the broker. Additional deposits may be necessary for any loss on contract value. The Commodity Exchange Act requires a broker to segregate all customer transactions and assets from such broker’s proprietary activities. A customer’s cash and other property (for example, U.S. government securities) deposited with a broker are considered commingled with all other customer funds subject to the broker’s segregation requirements. In the event of a broker’s insolvency, recovery may be limited to a pro rata share of segregated funds available. It is possible that the recovered amount could be less than total cash and other property deposited.

For derivatives, risks arise from changes in the fair value of the contracts. Theoretically, the Funds are exposed to a market risk equal to the notional contract value of swap, futures and forward currency contracts purchased and unlimited liability on such contracts sold short.

The Funds also engage in investing its assets in U.S. government securities. Risks arise from investments in U.S. government securities due to possible market illiquidity. U.S. government securities are also sensitive to changes in interest rates and economic conditions.

The Funds have established procedures to actively monitor market risk and minimize credit risk, although there can be no assurance that it will, in fact, succeed in doing so.

3. Derivative and Other Financial Instruments

The Funds may invest in derivatives such as futures, forward currency, and swap contracts, in order to hedge against market movements while liquidating certain positions and buying other securities or as substitutes for securities, as well as for speculative purposes to gain exposure to such market movements.

The Funds’ market risk related to its derivatives trading is influenced by a wide variety of factors, including the level and volatility of interest rates, exchange rates, weather, supply and demand of commodities, the market value of futures and forward currency contracts, the diversification effects among the Funds’ open positions and the liquidity of the markets in which they trade.

The following are the primary trading risk exposures by market sector of the Funds as encompassed in the total return swap contracts:

Agricultural (grains, livestock and softs). The Funds’ primary exposure is to agricultural price movements which are often directly affected by severe or unexpected weather conditions.

Currencies. Exchange rate risk is a principal market exposure of the Funds. The Funds’ currency exposure is to exchange rate fluctuations, primarily fluctuations which disrupt the historical pricing relationships between different currencies and currency pairs. The fluctuations are influenced by interest rate changes as well as political and general economic conditions. The Funds trade in a large number of currencies including cross-rates – e.g., positions between two currencies other than the U.S. dollar.

Energy. The Funds’ primary energy market exposure is to gas and oil price movements, often resulting from political developments in the Middle East and economic conditions worldwide. Energy prices are volatile and substantial profits and losses have been and are expected to continue to be experienced in this market.

Interest rates. Interest rate movements directly affect the price of the sovereign bond futures positions held by the Funds and indirectly the value of its stock index currency positions. Interest rate movements in one country as well as relative interest rate movements between countries may materially impact the Funds’ profitability. The Funds’ primary interest rate exposure is to interest rate fluctuations in countries or regions including Australia, Canada, Japan, Switzerland, the United Kingdom, the United States and the Eurozone. However, the Funds also may take positions in futures contracts on the government debt of other nations. The Funds anticipate that interest rates in these industrialized countries or areas, both long-term and short-term, will remain a primary market exposure of the Funds for the foreseeable future.

Metals. The Funds’ metals market exposure is to fluctuations in the price of aluminum, copper, gold, lead, nickel, palladium, tin, silver and zinc.

Stock index. The Funds’ equity exposure, through stock index futures, is to equity price risk in the major industrialized countries as well as other countries.

74
LoCorr Managed Futures Strategy Fund, LoCorr Long/Short Commodities Strategy Fund and LoCorr Market Trend Fund - Notes to Consolidated Financial Statements
LoCorr Long/Shot Equity Fund  and LoCorr Spectrum Income Fund - Notes to Financial Statements (continued)

At December 31, 2014, the LoCorr Managed Futures Strategy Fund and the LoCorr Long/Short Commodities Strategy Fund held swap contracts which are not subject to a master netting arrangement. As the tables below illustrate, no positions are netted in these consolidated financial statements.

LoCorr Managed Futures Strategy Fund - December 31, 2014
Assets:				Gross Amounts not offset in the
Consolidated Statement of Asset & Liabilities
		Gross Amounts	Net Amounts
		Offset in the	Presented in the
		Consolidated	Consolidated
	Gross Amounts of	Statement of Assets	Statement of Assets		Collateral Pledged
Description	Recognized Assets	& Liabilities	& Liabilities	Financial Instruments	(Received)	Net Amount
Swap Contracts	$16,848,053	$-	$16,848,053	$-	$(3,693,363)	$13,154,690
Total	$16,848,053	$-	$16,848,053	$-	$(3,693,363)	$13,154,690

Liabilities:				Gross Amounts not offset in the
Consolidated Statement of Asset & Liabilities
		Gross Amounts	Net Amounts
		Offset in the	Presented in the
		Consolidated	Consolidated
	Gross Amounts of	Statement of Assets	Statement of Assets		Collateral Received
Description	Recognized Liabilities	& Liabilities	& Liabilities	Financial Instruments	(Pledged)	Net Amount
Swap Contracts*	$3,693,363	$-	$3,693,363	$(3,693,363)	$-	$-
Total	$3,693,363	$-	$3,693,363	$(3,693,363)	$-	$-
*Represents advance payment on swap contracts.

LoCorr Long/Short Commodities Strategy Fund - December 31, 2014
Liabilities:				Gross Amounts not offset in the
Consolidated Statement of Asset & Liabilities
		Gross Amounts	Net Amounts
		Offset in the	Presented in the
		Consolidated	Consolidated
	Gross Amounts of	Statement of Assets	Statement of Assets		Collateral Received
Description	Recognized Liabilities	& Liabilities	& Liabilities	Financial Instruments	(Pledged)	Net Amount
Swap Contracts	$1,925,155	$-	$1,925,155	$-	$(1,925,155)	$-
Total	$1,925,155	$-	$1,925,155	$-	$(1,925,155)	$-

At December 31, 2014, the LoCorr Market Trend Fund held derivative and other financial instruments which are not subject to a master netting arrangement.

LoCorr Market Trend Fund - December 31, 2014
Assets:				Gross Amounts not offset in the
Consolidated Statement of Asset & Liabilities
		Gross Amounts	Net Amounts
		Offset in the	Presented in the
		Consolidated	Consolidated
	Gross Amounts of	Statement of Assets	Statement of Assets		Collateral Pledged
Description	Recognized Assets	& Liabilities	& Liabilities	Financial Instruments	(Received)	Net Amount
Forward Currency Contracts	$515,491	$-	$515,491	$-	$(515,491)	$-
Total	$515,491	$-	$515,491	$-	$(515,491)	$-

Liabilities:				Gross Amounts not offset in the
				Consolidated Statement of Asset & Liabilities
		Gross Amounts	Net Amounts
		Offset in the	Presented in the
		Consolidated	Consolidated
	Gross Amounts of	Statement of Assets	Statement of Assets		Collateral Received
Description	Recognized Liabilities	& Liabilities	& Liabilities	Financial Instruments	(Pledged)	Net Amount
Forward Currency Contracts	$101,934	$-	$101,934	$-	$-	$101,934
Futures Contracts	7,701	-	7,701	-	(7,701)	-
Total	$109,635	$-	$109,635	$-	$(7,701)	$101,934

LoCorr Managed Futures Strategy Fund LoCorr Long/Short Commodities Strategy Fund and LoCorr Market Trend Fund - Notes to Consolidated Financial Statements LoCorr Long/Short Equity Fund and LoCorr Spectrum Income Fund - Notes to Financial Statements (continued)	75

The Funds have adopted authoritative standards regarding disclosure about derivatives and hedging activities and how they affect the Funds’ consolidated statements of asset and liabilities and statements of operations. Fair value of swap contracts are recorded in the consolidated statement of assets and liabilities as net unrealized gain on swap contracts or net unrealized loss on swap contracts and net unrealized appreciation of swap contracts or net unrealized depreciation of swap contracts.

Since the derivatives held long or short are for speculative trading purposes, the derivative instruments are not designated as hedging instruments. Accordingly, all realized gains and losses, as well as any change in net unrealized gains or losses on open contracts from the preceding period, are recognized as part of realized and unrealized gain (loss) in the consolidated statements of operations.

The following table presents the fair value of consolidated open swap contracts for the LoCorr Managed Futures Strategy Fund and the LoCorr Long/Short Commodities Strategy Fund at December 31, 2014, as presented on each Fund’s consolidated statement of assets and liabilities.

			Net Unrealized
			Gain (Loss) on
	Fair Value		Open
Derivatives not accounted for as hedging instruments	Assets	Liabilities	Positions
LoCorr Managed Futures Strategy Fund
Long Total Return Swap Contracts
LoCorr Managed Futures Index	$16,848,053	$-	$16,848,053

LoCorr Long/Short Commodities Strategy Fund
Long Total Return Swap Contracts
LoCorr Commodities Index	$-	$1,925,155	$(1,925,155)

The following table presents the fair value of consolidated derivative instruments for the LoCorr Market Trend Fund at December 31, 2014, as presented on the Fund’s consolidated statement of assets and liabilities:

			Net Unrealized
			Gain (Loss) on
	Fair Value		Open
Derivatives not accounted for as hedging instruments	Assets	Liabilities	Positions
LoCorr Market Trend Fund
Forward Currency Contracts(a)
Long	$95	$97,146	$(97,051)
Short	515,396	4,788	510,608
Total Forward Currency Contracts	515,491	101,934	413,557

Futures Contracts(b)
Long Contracts
Commodity	22,531	-	22,531
Equity	369,421	246,949	122,472
Interest Rate	958,879	245,498	713,381
Total Long Contracts	1,350,831	492,447	858,384

Short Contracts
Commodity	675,404	-	675,404
Equity	-	73,718	(73,718)
Interest Rate	-	-	-
Total Short Contracts	675,404	73,718	601,686
Total Futures Contracts	2,026,235	566,165	1,460,070

Total	$2,541,726	$668,099	$1,873,627

(a) Unrealized appreciation on forward currency contracts is a receivable and unrealized depreciation on forward currency contracts is a payable on the Fund’s consolidated statement of assets and liabilities.
(b) Reflects the cumulative unrealized appreciation (depreciation) of futures contracts as reported in the Fund’s consolidated schedule of open futures contracts. Only the current day variation margin for futures contracts is separately reported within the Fund’s consolidated statement of assets and liabilities.

76
LoCorr Managed Futures Strategy Fund, LoCorr Long/Short Commodities Strategy Fund and LoCorr Market Trend Fund - Notes to Consolidated Financial Statements
LoCorr Long/Short Equity Fund  and LoCorr Spectrum Income Fund - Notes to Financial Statements (continued)

The following table presents the trading results of the derivative trading and information related to volume for the year ended December 31, 2014 for the LoCorr Managed Futures Strategy Fund and the LoCorr Long/Short Commodities Strategy Fund and for the period from July 1, 2014 (commencement of operations) through December 31, 2014 for the LoCorr Market Trend Fund. The below captions of “Net Realized” and “Net Change in Unrealized” correspond to the captions in the Fund’s consolidated statement of operations.

	Gain (Loss) from Trading
		Net Change
Fund and Type of Derivative Instrument	Net Realized	in Unrealized
LoCorr Managed Futures Strategy Fund
Swap Contracts	$900,478	$57,775,424

LoCorr Long/Short Commodities Strategy Fund
Swap Contracts	$5,495,114	$(1,071,741)

LoCorr Market Trend Fund
Forward Currency Contracts	$591,564	$413,557
Futures Contracts
Commodity	930,636	697,935
Equity	689,531	48,754
Interest rate	1,072,676	713,381
Total Futures Contracts	2,692,843	1,460,070
Total Forward Currency Contracts and Futures Contracts	$3,284,407	$1,873,627

The average monthly notional amount is shown as an indicator of volume. The average monthly notional amounts during the period were:

	Average Notional Amount(a)
Fund and Type of Derivative Instrument	Long Contracts	Short Contracts
LoCorr Managed Futures Strategy Fund
Swap Contracts	$422,412,075	$-

LoCorr Long/Short Commodities Strategy Fund
Swap Contracts	$28,380,769	$-

LoCorr Market Trend Fund
Forward Currency Contracts	$656,973,515	$554,764,879
Futures Contracts	202,108,301	6,538,504

(a) During the year ended December 31, 2014 for the LoCorr Managed Futures Strategy Fund and the LoCorr Long/Short Commodities Strategy Fund and for the period from July 1, 2014 (commencement of operations) through December 31, 2014 for the LoCorr Market Trend Fund.

Please refer to the Funds’ prospectus for a full listing of risks associated with these investments.

4. Investment Transactions

The cost of security purchases and proceeds from security sales, excluding U.S. Government obligations, short-term investments, derivative instruments, short sales and purchases to cover short sales for the period ended December 31, 2014(a) were as follows:

Fund	Purchases	Sales
LoCorr Managed Futures Strategy Fund	$186,194,127	$155,238,684
LoCorr Long/Short Commodities Strategy Fund	37,435,831	7,914,329
LoCorr Market Trend Fund	26,179,931	871,779
LoCorr Long/Short Equity Fund	124,666,577	117,432,052
LoCorr Spectrum Income Fund	133,650,152	25,778,400	(b)

Purchases and sales of U.S. Government obligations for the period ended December 31, 2014(a) were as follows:

Fund	Purchases	Sales
LoCorr Managed Futures Strategy Fund	$8,935,781	$9,016,574
LoCorr Long/Short Commodities Strategy Fund	1,378,706	1,378,177
LoCorr Market Trend Fund	-	-
LoCorr Long/Short Equity Fund	-	-
LoCorr Spectrum Income Fund	-	-

(a) For the year ended December 31, 2014 for the LoCorr Managed Futures Strategy Fund, the LoCorr Long/Short Commodities Strategy Fund, the LoCorr Long/Short Equity Fund and the LoCorr Spectrum Income Fund and for the period from July 1, 2014 (commencement of operations) through December 31, 2014 for the LoCorr Market Trend Fund.
(b) Excludes tender offer and/or corporate actions of $1,342,265.

LoCorr Managed Futures Strategy Fund LoCorr Long/Short Commodities Strategy Fund and LoCorr Market Trend Fund - Notes to Consolidated Financial Statements LoCorr Long/Short Equity Fund and LoCorr Spectrum Income Fund - Notes to Financial Statements (continued)	77

5. Management Fees and Other Transactions with Affiliates

The Trust has a Management Agreement with the Adviser, with whom certain officers and Trustees of the Funds are affiliated, to furnish investment advisory services to the Funds. Pursuant to the Management Agreement effective April 11, 2014, the Adviser is entitled to receive a fee, in accordance with the Incremental Advisory Fee schedule below based on each of the LoCorr Managed Futures Strategy Fund and the LoCorr Long/Short Commodities Strategy Fund’s average daily net assets. In addition, pursuant to a Management Agreement, the Adviser is entitled to receive, on a monthly basis, an annual advisory fee of 1.50% of the LoCorr Market Trend Fund’s average daily net assets and 2.45% of the LoCorr Long/Short Equity Fund’s average daily net assets. Effective December 1, 2014, pursuant to the Amendment to the Management Agreement, the Adviser is entitled to receive, on a monthly basis, an annual advisory fee of 1.30% of the LoCorr Spectrum Income Fund’s average daily net assets, a decrease of 0.05% from the initial Management Agreement of 1.35%.

Net Assets per Fund for each of the
LoCorr Managed Futures Strategy Fund and the	Incremental*
LoCorr Long/Short Commodities Strategy Fund	Advisory Fee
$0.0 – $0.5 billion	1.50%
$0.5 – $1.0 billion	1.40%
$1.0 – $1.5 billion	1.30%
$1.5 – $2.0 billion	1.20%
$2.0 – $2.5 billion	1.10%
Over $2.5 billion	1.00%

* Incremental advisory fee represents the fees paid on net assets at the related net asset level. For example, with $2 billion in net assets in a Fund, the Adviser would earn 1.50% on the first $500 million, plus 1.40% on the next $500 million, plus 1.30% on the next $500 million, plus 1.20% on the final $500 million.

Prior to April 11, 2014, pursuant to the Management Agreement, the Adviser was entitled to receive a fee, in accordance with the Incremental Advisory Fee schedule below based on each of the LoCorr Managed Futures Strategy Fund and the LoCorr Long/Short Commodities Strategy Fund’s average daily net assets.

Net Assets per Fund for each of the
LoCorr Managed Futures Strategy Fund and the	Incremental*
LoCorr Long/Short Commodities Strategy Fund	Advisory Fee
$0 – $1 billion	1.50%
$1.0 – $1.5 billion	1.40%
$1.5 – $2.0 billion	1.30%
$2.0 – $2.5 billion	1.20%
$2.5 – $3.0 billion	1.10%
Over $3.0 billion	1.00%

* Incremental advisory fee represents the fees paid on net assets at the related asset level. For example, with $2 billion in net assets in a Fund, the Adviser would earn 1.50% on the first $1 billion, plus 1.40% on the next $500 million, plus 1.30% on the final $500 million.

For the period ended December 31, 2014, the Funds reported the following in regards to management fees:

		Accrued
	Management Fees	Management Fees at
	For the Period Ended
Fund	December 31, 2014(a)	December 31, 2014
LoCorr Managed Futures Strategy Fund	$5,963,504	$610,480
LoCorr Long/Short Commodities Strategy Fund	418,642	23,264
LoCorr Market Trend Fund	148,895	46,096
LoCorr Long/Short Equity Fund	1,213,535	67,714
LoCorr Spectrum Income Fund	788,343	87,857

(a) For the year ended December 31, 2014 for the LoCorr Managed Futures Strategy Fund, the LoCorr Long/Short Commodities Strategy Fund, the LoCorr Long/Short Equity Fund and the LoCorr Spectrum Income Fund and for the period from July 1, 2014 (commencement of operations) through December 31, 2014 for the LoCorr Market Trend Fund.

Pursuant to a sub-advisory agreement between the Adviser and Nuveen Asset Management, LLC (“Nuveen”) related to the LoCorr Managed Futures Strategy Fund, the LoCorr Long/Short Commodities Strategy Fund and the LoCorr Market Trend Fund, Nuveen is entitled to receive a monthly fee at an annual rate equal to 0.18% of the average daily net assets of the first $50 million of sub-advised assets, 0.14% of the average daily net assets of the next $50 million of sub-advised assets, 0.10% of the average daily net assets of the next $200 million of sub-advised assets, 0.07% of the average daily net assets of the next $700 million of sub-advised assets, and 0.05% of the average daily net assets in excess of $1 billion of sub-advised assets. The minimum aggregate annual fee payable by the Adviser to Nuveen is $45,000.

Pursuant to the sub-advisory agreements between the Adviser and Graham Capital Management, L.P. (“Graham”) related to the LoCorr Market Trend Fund and its wholly-owned and controlled subsidiary, LCMT, Graham is entitled to receive as full compensation a monthly fee at an annual rate of up to 1.10% of the average daily net asset value of the trading size of the sub-advised assets. However, to the extent that Graham invests in the Fund, its fee may be higher. The sub-advisory fee will differ depending on Graham’s relationship to the underlying investor and its involvement with due diligence and other factors. It is likely that Graham will manage a portion of the Fund’s assets subject to payment by the Adviser at varying fee amounts. The Adviser agrees to provide sufficient information to the sub-adviser to support the Adviser’s determination of the amount payable. The Adviser may pay the sub-adviser both fees for the pertinent sub-advised assets. In no event will the Adviser and sub-adviser have a combined fee in excess of 1.50% per annum. Any additional fee paid to the sub-adviser will be directly offset by the amount of the fee retained by the Adviser. This fee for each month will be paid to the sub-adviser during the succeeding month.

78
LoCorr Managed Futures Strategy Fund, LoCorr Long/Short Commodities Strategy Fund and LoCorr Market Trend Fund - Notes to Consolidated Financial Statements
LoCorr Long/Short Equity Fund  and LoCorr Spectrum Income Fund - Notes to Financial Statements (continued)

Pursuant to a sub-advisory agreement between the Adviser and Millennium Asset Management, L.L.C. (“Millennium”) related to the LoCorr Long/Short Equity Fund, Millennium is entitled to receive a monthly fee at an annual rate equal to 1.25% of the first $10 million of the average daily net assets of the sub-advised assets and 1.00% of the average daily net assets of the sub-advised assets over $10 million.

Pursuant to a sub-advisory agreement between the Adviser and Billings Capital Management, LLC (“Billings”) related to the LoCorr Long/Short Equity Fund, Billings is entitled to receive a monthly fee at an annual rate equal to 1.70% of the first $50 million of the average daily net asset value of the sub-advised assets, plus 1.50% of the next $50 million of the average daily net asset value of the sub-advised assets, plus 1.30% of the average daily net asset value of the sub-advised assets over $100 million. In addition to the monthly fee, the Adviser will pay an additional $100,000 fee to Billings if Billings is managing less than $50 million of sub-advised assets during the entire one year period following the date of the initial allocation. The Adviser shall be relieved from the payment obligation of the additional $100,000 fee to Billings if at any time during this period after the initial allocation, Billings’ total return during such one-year period lags the S&P 500 Total Return Index by 7% (700 basis points) or more. Billings agrees to manage at least $200 million in the LoCorr Long/Short Equity Fund’s sub-advised assets and may increase this amount upon mutual consent of all parties.

Effective December 1, 2014, pursuant to the sub-advisory agreement between the Adviser and Trust & Fiduciary Management Services, Inc. (“TFMS”) related to the aggregate sub-advised assets of all of the Funds in the Trust, TFMS is entitled to receive a fee, on a monthly basis, in accordance with the Incremental Annual Fee Rate schedule shown below:

Average Daily Net Asset Value
of the Sub-Advised Assets of	Incremental
the Funds in the Trust	Annual Fee Rate
$0 – $100 million	0.400%
$100 – $200 million	0.375%
$200 – $300 million	0.350%
$300 – $400 million	0.325%
Over $400 million	0.300%

During the year ended December 31, 2014, TFMS provided sub-advisory services to the LoCorr Spectrum Income Fund.

The Adviser is solely responsible for the payment of the sub-adviser’s fees, and the sub-adviser agrees not to seek payment of its fees from the Trust or the Funds.

The Funds’ Adviser has contractually agreed to waive management fees and/or reimburse the Funds for expenses it incurs but only to the extent necessary to maintain the Funds’ total annual operating expenses after fee waiver and/or reimbursement (excluding any Rule 12b-1 distribution and/or servicing fees, taxes, interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividend expenses on short sales, swap fees, indirect expenses, expenses of other investment companies in which the Funds may invest, or extraordinary expenses such as litigation and inclusive of organizational costs incurred prior to the commencement of operations) at the percentages listed below:

Fund	Expense Limit as a Percentage of the Average Daily Net Assets of the Fund	Effective Period Through
LoCorr Managed Futures Strategy Fund	1.95%	April 30, 2015
LoCorr Long/Short Commodities Strategy Fund	1.95%	April 30, 2015
LoCorr Market Trend Fund	1.95%	May 31, 2015
LoCorr Long/Short Equity Fund	2.90%	April 30, 2015
LoCorr Spectrum Income Fund	1.80%	April 30, 2015

Any waiver or reimbursement is subject to repayment by the respective Fund within the three fiscal years following the fiscal year in which the expenses occurred, if the Fund is able to make the repayment without exceeding its current expense limitations and the repayment is approved by the Board of Trustees. The organizational and offering costs are subject to repayment by the Funds.

LoCorr Managed Futures Strategy Fund LoCorr Long/Short Commodities Strategy Fund and LoCorr Market Trend Fund - Notes to Consolidated Financial Statements LoCorr Long/Short Equity Fund and LoCorr Spectrum Income Fund - Notes to Financial Statements (continued)	79

The total amounts of management fees waived and/or expenses reimbursed which are subject to recovery, and their related expiration date are as follows:

LoCorr Long/Short Commodities Strategy Fund

				Subject to Recovery on or
	Fee Waived or Expenses Borne by Adviser Subject to Recovery			before fiscal Year Ended
Period	Management Fees	Other Expenses	Total	December 31
Year Ended December 31, 2014	$226,735	$-	$226,735	2017
Year Ended December 31, 2013	171,188	54,559	225,747	2016
Year Ended December 31, 2012	80,503	129,605	210,108	2015
Total	478,426	184,164	662,590

LoCorr Market Trend Fund

				Subject to Recovery on or
	Fee Waived or Expenses Borne by Adviser Subject to Recovery			before fiscal Year Ended
Period	Management Fees	Other Expenses	Total	December 31
Period Ended December 31, 2014*	$143,030	$-	$143,030	2017
Total	143,030	-	143,030

*Period from July 1, 2014 (commencement of operations) through December 31, 2014.

LoCorr Long/Short Equity Fund

				Subject to Recovery on or
	Fee Waived or Expenses Borne by Adviser Subject to Recovery			before fiscal Year Ended
Period	Management Fees	Other Expenses	Total	December 31
Year Ended December 31, 2014	$122,831	$-	$122,831	2017
Period Ended December 31, 2013*	140,599	-	140,599	2016
Total	263,430	-	263,430

*Period from May 10, 2013 (commencement of operations) through December 31, 2013.

LoCorr Spectrum Income Fund

	Fee Waived or Expenses Borne by Adviser Subject to Recovery			Subject to Recovery on or before fiscal Year Ended
Period	Management Fees	Other Expenses	Total	December 31
Year Ended December 31, 2014	$132,869	$-	$132,869	2017
Total	132,869	-	132,869

At December 31, 2014, there were no fees subject to recovery for the LoCorr Managed Futures Strategy Fund.

The Funds have entered into a 12b-1 distribution agreement with Quasar Distributors, LLC (“Quasar”). Class A and Class C shareholders pay Rule 12b-1 fees to Quasar at the annual rate of 0.25% and 1.00%, respectively, of average daily net assets. Class I shareholders pay no 12b-1 fees.

80
LoCorr Managed Futures Strategy Fund, LoCorr Long/Short Commodities Strategy Fund and LoCorr Market Trend Fund - Notes to Consolidated Financial Statements
LoCorr Long/Short Equity Fund  and LoCorr Spectrum Income Fund - Notes to Financial Statements (continued)

6. Fund Shares

At December 31, 2014, there were an unlimited number of shares of beneficial interest authorized. The following table summarizes the activity in shares and dollar amounts applicable to each class of the Funds:

LoCorr Managed Futures Strategy Fund – Class A
	For the Year Ended December 31, 2014		For the Year Ended December 31, 2013
	Shares	Amount	Shares	Amount
Shares Sold	9,075,320	$80,698,695	15,802,350	$137,298,641
Dividends Reinvested	2,278,102	19,454,988	12,712	105,250
Shares Redeemed	(10,570,526)	(92,993,732)	(13,087,793)	(109,305,113)
Redemption Fees	–	10,951	–	8,254
	782,896	$7,170,902	2,727,269	$28,107,032
Beginning Shares	23,542,694		20,815,425
Ending Shares	24,325,590		23,542,694

LoCorr Managed Futures Strategy Fund – Class C
	For the Year Ended December 31, 2014		For the Year Ended December 31, 2013
	Shares	Amount	Shares	Amount
Shares Sold	3,629,307	$31,696,190	3,731,653	$32,072,451
Dividends Reinvested	1,113,439	9,286,080	5,414	43,958
Shares Redeemed	(2,506,615)	(21,310,340)	(3,554,436)	(29,102,705)
Redemption Fees	–	597	-	57
	2,236,131	$19,672,527	182,631	$3,013,761
Beginning Shares	9,080,118		8,897,487
Ending Shares	11,316,249		9,080,118

LoCorr Managed Futures Strategy Fund – Class I
	For the Year Ended December 31, 2014		For the Year Ended December 31, 2013
	Shares	Amount	Shares	Amount
Shares Sold	14,790,210	$134,224,345	6,457,395	$56,660,013
Dividends Reinvested	1,927,180	16,593,017	6,077	50,685
Shares Redeemed	(6,813,241)	(59,705,895)	(9,887,057)	(83,450,163)
Redemption Fees	–	13,181	-	4,635
	9,904,149	$91,124,648	(3,423,585)	$(26,734,830)
Beginning Shares	12,259,642		15,683,227
Ending Shares	22,163,791		12,259,642
LoCorr Managed Futures Strategy Fund
Total Net Increase		$117,968,077		$4,385,963

LoCorr Managed Futures Strategy Fund LoCorr Long/Short Commodities Strategy Fund and LoCorr Market Trend Fund - Notes to Consolidated Financial Statements LoCorr Long/Short Equity Fund and LoCorr Spectrum Income Fund - Notes to Financial Statements (continued)	81

LoCorr Long/Short Commodities Strategy Fund – Class A
	For the Year Ended December 31, 2014		For the Year Ended December 31, 2013
	Shares	Amount	Shares	Amount
Shares Sold	5,384,775	$48,541,702	242,156	$1,923,048
Dividends Reinvested	493,118	4,290,126	-	-
Shares Redeemed	(1,281,113)	(11,117,228)	(149,871)	(1,185,412)
Redemption Fees	–	1,279	-	47
	4,596,780	$41,715,879	92,285	$737,683
Beginning Shares	476,020		383,735
Ending Shares	5,072,800		476,020

LoCorr Long/Short Commodities Strategy Fund – Class C
	For the Year Ended December 31, 2014		For the Year Ended December 31, 2013
	Shares	Amount	Shares	Amount
Shares Sold	196,491	$1,692,395	65,017	$513,702
Dividends Reinvested	22,725	193,620	-	-
Shares Redeemed	(81,685)	(656,781)	(39,451)	(307,189)
Redemption Fees	–	–	-	-
	137,531	$1,229,234	25,566	$206,513
Beginning Shares	219,216		193,650
Ending Shares	356,747		219,216

LoCorr Long/Short Commodities Strategy Fund – Class I
	For the Year Ended December 31, 2014		For the Year Ended December 31, 2013
	Shares	Amount	Shares	Amount
Shares Sold	1,311,420	$11,590,391	537,283	$4,289,007
Dividends Reinvested	108,426	948,725	-	-
Shares Redeemed	(641,482)	(5,527,496)	(583,252)	(4,599,386)
Redemption Fees	–	249	-	49
	778,364	$7,011,869	(45,969)	$(310,330)
Beginning Shares	714,170		760,139
Ending Shares	1,492,534		714,170
LoCorr Long/Short Commodities Strategy Fund Fund
Total Net Increase		$49,956,982		$633,866

82
LoCorr Managed Futures Strategy Fund, LoCorr Long/Short Commodities Strategy Fund and LoCorr Market Trend Fund - Notes to Consolidated Financial Statements
LoCorr Long/Short Equity Fund  and LoCorr Spectrum Income Fund - Notes to Financial Statements (continued)

LoCorr Market Trend Fund - Class A
	For the Period Ended December 31, 2014(a)
	Shares	Amount
Shares Sold	1,140,203	$12,638,973
Dividends Reinvested	38,866	444,627
Shares Redeemed	(13,074)	(144,143)
Redemption Fees	–	97
	1,165,995	$12,939,554
Beginning Shares	–
Ending Shares	1,165,995

LoCorr Market Trend Fund - Class C
	For the Period Ended December 31, 2014(a)
	Shares	Amount
Shares Sold	589,942	$6,399,896
Dividends Reinvested	19,209	219,169
Shares Redeemed	(34)	(375)
Redemption Fees	–	4
	609,117	$6,618,694
Beginning Shares	–
Ending Shares	609,117

LoCorr Market Trend Fund - Class I
	For the Period Ended December 31, 2014(a)
	Shares	Amount
Shares Sold	3,422,289	$37,162,742
Dividends Reinvested	116,561	1,334,628
Shares Redeemed	(29,378)	(336,850)
Redemption Fees	–	1,307
	3,509,472	$38,161,827
Beginning Shares	–
Ending Shares	3,509,472
LoCorr Market Trend Fund
Total Net Increase		$57,720,075

(a) Class A, Class C and Class I shares of the LoCorr Market Trend Fund commenced operations on July 1, 2014.

LoCorr Long/Short Equity Fund – Class A
	For the Year Ended December 31, 2014		For the Period Ended December 31, 2013(a)
	Shares	Amount	Shares	Amount
Shares Sold	1,404,936	$14,534,404	1,882,536	$19,916,774
Dividends Reinvested	6,351	62,174	-	-
Shares Redeemed	(1,509,894)	(15,298,824)	(30,901)	(326,451)
Redemption Fees	–	1,736	-	82
	(98,607)	$(700,510)	1,851,635	$19,590,405
Beginning Shares	1,851,635		-
Ending Shares	1,753,028		1,851,635

LoCorr Long/Short Equity Fund – Class C
	For the Year Ended December 31, 2014		For the Period Ended December 31, 2013(a)
	Shares	Amount	Shares	Amount
Shares Sold	948,844	$9,918,172	744,342	$7,875,752
Dividends Reinvested	4,865	47,048	-	-
Shares Redeemed	(436,057)	(4,341,537)	(5,065)	(54,359)
Redemption Fees	–	730	-	-
	517,652	$5,624,413	739,277	$7,821,393
Beginning Shares	739,277		-
Ending Shares	1,256,929		739,277

LoCorr Long/Short Equity Fund – Class I
	For the Year Ended December 31, 2014		For the Period Ended December 31, 2013(a)
	Shares	Amount	Shares	Amount
Shares Sold	1,591,039	$16,630,979	1,131,914	$11,853,288
Dividends Reinvested	4,295	42,220	-	-
Shares Redeemed	(1,419,669)	(14,194,506)	(56,762)	(587,278)
Redemption Fees	–	1,109	-	565
	175,665	$2,479,802	1,075,152	$11,266,575
Beginning Shares	1,075,152		-
Ending Shares	1,250,817		1,075,152
LoCorr Long/Short Equity Fund
Total Net Increase	$7,403,705	$38,678,373

(a) Class A, Class C and Class I shares of the LoCorr Long/Short Equity Fund commenced operations on May 10, 2013.

LoCorr Managed Futures Strategy Fund LoCorr Long/Short Commodities Strategy Fund and LoCorr Market Trend Fund - Notes to Consolidated Financial Statements LoCorr Long/Short Equity Fund and LoCorr Spectrum Income Fund - Notes to Financial Statements (continued)	83

LoCorr Spectrum Income Fund – Class A
	For the Year Ended December 31, 2014
	Shares	Amount
Shares Sold	4,706,973	$47,619,090
Dividends Reinvested	82,891	817,475
Shares Redeemed	(615,929)	(5,744,702)
Redemption Fees	–	5,368
	4,173,935	$42,697,231
Beginning Shares	–
Ending Shares	4,173,935

LoCorr Spectrum Income Fund – Class C
	For the Year Ended December 31, 2014
	Shares	Amount
Shares Sold	2,916,738	$29,471,751
Dividends Reinvested	52,035	511,280
Shares Redeemed	(154,758)	(1,456,007)
Redemption Fees	–	3,926
	2,814,015	$28,530,950
Beginning Shares	–
Ending Shares	2,814,015

LoCorr Spectrum Income Fund – Class I
	For the Year Ended December 31, 2014
	Shares	Amount
Shares Sold	4,658,456	$47,029,165
Dividends Reinvested	89,822	887,258
Shares Redeemed	(1,243,808)	(11,777,239)
Redemption Fees	–	9,620
	3,504,470	$36,148,804
Beginning Shares	–
Ending Shares	3,504,470
LoCorr Spectrum Income Fund
Total Net Increase		$107,376,985

84
LoCorr Managed Futures Strategy Fund, LoCorr Long/Short Commodities Strategy Fund and LoCorr Market Trend Fund - Notes to Consolidated Financial Statements
LoCorr Long/Short Equity Fund  and LoCorr Spectrum Income Fund - Notes to Financial Statements (continued)

7. Federal Tax Information

At December 31, 2014, the components of accumulated earnings (losses) on a tax basis were as follows:

	LoCorr Managed	LoCorr Long/Short	LoCorr Market	LoCorr Long/Short	LoCorr Spectrum
	Futures Strategy	Commodities Strategy	Trend	Equity	Income
	Fund	Fund	Fund	Fund	Fund
			Period from
	Year Ended	Year Ended	July 1, 2014(a) through	Year Ended	Year Ended
	December 31, 2014	December 31, 2014	December 31, 2014	December 31, 2014	December 31, 2014
Tax cost of investments	$375,878,875	$45,411,187	$50,611,396	$40,358,218	$107,121,771

Gross unrealized appreciation	1,122,356	2,184,550	126,128	3,416,739	2,100,755
Gross unrealized depreciation	(1,016,495)	(2,255,598)	(158,743)	(1,571,170)	(11,574,456)
Net unrealized appreciation (depreciation)	105,861	(71,048)	(32,615)	1,845,569	(9,473,701)

Undistributed ordinary income	-	47,467	1,239,303	-	-
Undistributed long-term capital gains	-	-	960,116	-	-
Total distributable earnings	$-	$47,467	$2,199,419	$-	$-

Other accumulated earnings (losses)	$16,830,874	$(1,995,681)	$678,628	$(5,159,756)	$(2,624,459)
Total accumulated earnings (losses)	$16,936,735	$(2,019,262)	$2,845,432	$(3,314,187)	$(12,098,160)
(a) Commencement of operations.

Undistributed income or net realized gains for financial statement purposes may differ from amounts recognized for federal income tax purposes due to differences in the recognition and characterization of income, expense and capital gain items. The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily attributable to the tax deferral of losses on wash sales and other temporary differences.

The following reclassifications were made within the components of net assets as of December 31, 2014:

	Accumulated Net	Accumulated Net
	Investment	Realized Gain
	Income (Loss)	(Loss)	Paid-in Capital
LoCorr Managed Futures Strategy Fund	$56,586,606	$(1,089,173)	$(55,497,433)
LoCorr Long/Short Commodities Strategy Fund	6,037,727	(5,509,092)	(528,635)
LoCorr Market Trend Fund	1,633,694	(1,545,892)	(87,802)
LoCorr Long/Short Equity Fund	1,131,444	(24)	(1,131,420)
LoCorr Spectrum Income Fund	1,180,591	35,301	(1,215,892)

Under the current tax law, capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. As presented in the table below, the following Funds elected to defer capital losses for the year ended December 31, 2014

	Post October	Late Year
	Loss Deferral	Loss Deferral
LoCorr Managed Futures Strategy Fund	$17,179	$-
LoCorr Long/Short Commodities Strategy Fund	5,820	-
LoCorr Long/Short Equity Fund	1,114,373	-
LoCorr Spectrum Income Fund	1,631,575	366

At December 31, 2014, accumulated net realized capital loss carryovers, if any, and the year(s) in which the capital loss carryovers expire were:

	Capital Loss Carryover		Year of
	Short-Term	Long-Term	Expiration
LoCorr Long/Short Commodities Strategy Fund	$45,451	$19,255	Indefinitely
LoCorr Long/Short Equity Fund	3,561,750	350,288	Indefinitely
LoCorr Spectrum Income Fund	991,849	-	Indefinitely

During the year ended December 31, 2014, none of the Funds utilized capital loss carryovers.

8. Line of Credit

On March 17, 2014, the Trust entered into an unsecured, uncommitted Loan Agreement (“Line of Credit” or “LOC”) with U.S. Bank not individually but as an umbrella facility on behalf of the LoCorr Managed Futures Strategy Fund, the LoCorr Long/Short Commodities Strategy Fund, the LoCorr Long/Short Equity Fund and the LoCorr Spectrum Income Fund. On September 10, 2014, the LOC was amended to include the LoCorr Market Trend Fund. The LOC expires on March 15, 2015. The LOC was established to provide the Funds a temporary short-term liquidity source, subject to certain restrictions and the right of setoff on the Fund’s assets, to meet unanticipated redemptions. Under terms of the LOC, borrowings for each Fund are limited to the lesser of one-third of the total assets (including the amount borrowed) of the respective Fund, 5% of the gross assets of the respective Fund or $20 million in the aggregate for all of the Funds under this agreement. U.S. Bank charges interest rate per annum equal to the Prime Rate (weighted average of 3.25% for the year ended December 31, 2014). For the year ended December 31, 2014, the LoCorr Long/Short Commodities Strategy Fund and the LoCorr Long/Short Equity Fund incurred interest charges of $44 and $652, respectively, on average daily loan balances of $1,344 and $18,697, respectively. The maximum amount borrowed during the year for the LoCorr Long/Short Commodities Strategy Fund was $242,000 on June 16, 2014. The maximum amount borrowed during the year for the LoCorr Long/Short Equity Fund was $1,214,000 on May 21, 2014. The LoCorr Managed Futures Strategy Fund, the LoCorr Market Trend Fund and the LoCorr Spectrum Income Fund did not borrow from the LOC during the period ended December 31, 2014. At December 31, 2014, the Funds did not have any outstanding borrowings.

LoCorr Managed Futures Strategy Fund LoCorr Long/Short Commodities Strategy Fund and LoCorr Market Trend Fund - Notes to Consolidated Financial Statements LoCorr Long/Short Equity Fund and LoCorr Spectrum Income Fund - Notes to Financial Statements (continued)	85

9. Subsequent Events

In preparing the financial statements, the Adviser has evaluated events after December 31, 2014.

LoCorr Multi-Strategy Fund
The LoCorr Multi-Strategy Fund, a new series of the Trust, filed its initial registration statement with the SEC on December 19, 2014. The LoCorr Multi-Strategy Fund’s investment objective is capital appreciation.

LoCorr Spectrum Income Fund
The LoCorr Spectrum Income Fund declared the following ordinary income distributions:

Dividend Declaration	Shareholder of	Distribution Amount per Share Class
Date (a)	Record Date	Class A	Class C	Class I

January 30, 2015	January 29, 2015	$0.0479	$0.0417	$0.0500
February 27, 2015	February 26, 2015	$0.0479	$0.0417	$0.0500

(a) Ex-Date, reinvest date and payable date.

The estimated characterization of the distributions paid will be either a qualified dividend or return of capital. See Note 2 for additional information.

There were no additional subsequent events since December 31, 2014 through the date the financial statements were issued that would require adjustment to or additional disclosure in these financial statements.

86	Audit Opinion - LoCorr Investment Trust

Report of Independent Registered
Public Accounting Firm

To the Shareholders and Board of
Trustees of LoCorr Investment Trust

We have audited the consolidated statements of assets and liabilities, including the consolidated schedules of investments, swap contracts, open forward currency contracts, and open futures contracts, of LoCorr Managed Futures Strategy Fund, LoCorr Long/Short Commodities Strategy Fund, and LoCorr Market Trend Fund and the statements of assets and liabilities, including the schedules of investments and securities sold short, of LoCorr Long/Short Equity Fund and LoCorr Spectrum Income Fund, each a series of LoCorr Investment Trust (the “Funds”), as of December 31, 2014, and the related consolidated statements of operations for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended, and the consolidated financial highlights of LoCorr Managed Futures Strategy Fund and LoCorr Long/Short Commodities Strategy Fund for each of the periods presented in the period then ended and the related consolidated statements of operations and changes in net assets, and the consolidated financial highlights for the period July 1, 2014 (commencement of operations) through December 31, 2014, for LoCorr Market Trend Fund, and the related statement of operations for the year then ended, the statements of changes in net assets and the financial highlights for each of the two periods in the period then ended of LoCorr Long/Short Equity Fund, and the related statements of operations, cash flows, and changes in net assets, and the financial highlights for the year then ended for LoCorr Spectrum Income Fund (collectively referred to as the financial statements and financial highlights). These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements and financial highlights of LoCorr Managed Futures Strategy Fund, LoCorr Long/Short Commodities Strategy Fund, and LoCorr Market Trend Fund and the financial statements and financial highlights of LoCorr Long/Short Equity Fund and LoCorr Spectrum Income Fund referred to above present fairly, in all material respects, the financial position of each of the Funds constituting LoCorr Investment Trust as of December 31, 2014, and the results of their operations, changes in their net assets, cash flows, and their financial highlights for the periods indicated above, in conformity with accounting principles generally accepted in the United States of America.

COHEN FUND AUDIT SERVICES, LTD

Cleveland, Ohio
March 2, 2015

LoCorr Investment Trust - Expense Example (Unaudited)	87

Expense Example
December 31, 2014 (Unaudited)

As a shareholder of a mutual fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; redemption fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees and other Fund expenses.

This Example is intended to help you understand your ongoing costs (in dollars) of investing in each of the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2014 through December 31, 2014).

Actual Expenses
The actual return rows in the following table provide information about account values based on actual returns and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. The only transaction fees you may be required to pay are for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Funds’ transfer agent. These fees are assessed on all accounts, as applicable. If you request that a redemption be made by wire transfer, currently the Funds’ transfer agent charges a $15.00 fee. The Funds’ transfer agent charges a transaction fee of $25.00 on returned checks and stop payment orders. If you paid a transaction fee, you would add the fee amount to the expenses paid on your account this period to obtain your total expenses paid.

Hypothetical Example for Comparison Purposes
The hypothetical return rows in the following table provide information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A transaction fee of $15.00 may be assessed on outgoing wire transfers and a transaction fee of $25.00 may be assessed on returned checks and stop payment orders. To include this fee in the calculation, you would add the estimated transaction fee to the hypothetical expenses shown in the table. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect the transaction fees discussed above. Therefore, those rows are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Actual vs. Hypothetical Returns
Actual vs. Hypothetical returns for the Six Months Ended December 31, 2014 (Unaudited)

Fund’s Annualized Consolidated		Beginning Value	Ending Account Value	Consolidated Expenses
Expense Ratio		July 1, 2014	December 31, 2014	Paid During Period1
LoCorr Managed Futures Strategy Fund – Class A
Actual	2.07%	$1,000.00	$1,049.00	$10.69
Hypothetical2	2.07%	$1,000.00	$1,014.77	$10.51
LoCorr Managed Futures Strategy Fund – Class C
Actual	2.82%	$1,000.00	$1,044.80	$14.53
Hypothetical2	2.82%	$1,000.00	$1,010.99	$14.29
LoCorr Managed Futures Strategy Fund – Class I
Actual	1.82%	$1,000.00	$1,049.80	$9.40
Hypothetical2	1.82%	$1,000.00	$1,016.03	$9.25

1 Consolidated expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 184 days and divided by 365 to reflect the period of July 1, 2014 through December 31, 2014.
2  Hypothetical assumes a 5% return.

88	LoCorr Investment Trust - Expense Example (Unaudited) (continued)

Actual vs. Hypothetical Returns for the Six Months Ended December 31, 2014 (Unaudited)

Fund’s Annualized Consolidated		Beginning Value	Ending Account Value	Consolidated Expenses
Expense Ratio		July 1, 2014	December 31, 2014	Paid During Period1
LoCorr Long/Short Commodities Strategy Fund – Class A
Actual	2.20%	$1,000.00	$1,104.10	$11.67
Hypothetical2	2.20%	$1,000.00	$1,014.12	$11.17
LoCorr Long/Short Commodities Strategy Fund – Class C
Actual	2.95%	$1,000.00	$1,098.00	$15.60
Hypothetical2	2.95%	$1,000.00	$1,010.33	$14.95
LoCorr Long/Short Commodities Strategy Fund – Class I
Actual	1.95%	$1,000.00	$1,104.50	$10.34
Hypothetical2	1.95%	$1,000.00	$1,015.38	$9.91

1 Consolidated expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 184 days and divided by 365 to reflect the period of July 1, 2014 through December 31, 2014.

2 Hypothetical assumes a 5% return.

Actual vs. Hypothetical Returns for the Six Months Ended December 31, 2014 (Unaudited)

Fund’s Annualized Consolidated		Beginning Value	Ending Account Value	Consolidated Expenses
Expense Ratio		July 1, 2014	December 31, 2014	Paid During Period1
LoCorr Market Trend Fund – Class A
Actual	2.20%	$1,000.00	$1,187.40	$12.13
Hypothetical2	2.20%	$1,000.00	$1,014.12	$11.17
LoCorr Market Trend Fund – Class C
Actual	2.95%	$1,000.00	$1,182.90	$16.23
Hypothetical2	2.95%	$1,000.00	$1,010.33	$14.95
LoCorr Market Trend Fund – Class I
Actual	1.95%	$1,000.00	$1,188.80	$10.76
Hypothetical2	1.95%	$1,000.00	$1,015.38	$9.91

1 Consolidated expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 184 days and divided by 365 to reflect the period July 1, 2014 through December 31, 2014.

2 Hypothetical assumes a 5% return.

Actual vs. Hypothetical Returns for the Six Months Ended December 31, 2014 (Unaudited)

Fund’s Annualized		Beginning Value	Ending Account Value	Expenses Paid
Expense Ratio		July 1, 2014	December 31, 2014	During Period1
LoCorr Long/Short Equity Fund – Class A
Actual2	3.32%	$1,000.00	$911.00	$15.99
Hypothetical2, 3	3.32%	$1,000.00	$1,008.47	$16.81
LoCorr Long/Short Equity Fund – Class C
Actual2	4.07%	$1,000.00	$907.50	$19.57
Hypothetical2, 3	4.07%	$1,000.00	$1,004.69	$20.57
LoCorr Long/Short Equity Fund – Class I
Actual2	3.07%	$1,000.00	$912.20	$14.80
Hypothetical2, 3	3.07%	$1,000.00	$1,009.73	$15.55

1 Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 184 days and divided by 365 to reflect the period July 1, 2014 through December 31, 2014.

2 Includes 0.17% of dividend and interest expense on securities sold short. 3 Hypothetical assumes a 5% return.

LoCorr Investment Trust - Expense Example (Unaudited) (continued)	89

Actual vs. Hypothetical Returns for the Six Months Ended December 31, 2014 (Unaudited)

Fund’s Annualized		Beginning Value	Ending Account Value	Expenses Paid
Expense Ratio		July 1, 2014	December 31, 2014	During Period1
LoCorr Spectrum Income Fund – Class A
Actual	2.05%	$1,000.00	$880.50	$9.72
Hypothetical2	2.05%	$1,000.00	$1,014.87	$10.41
LoCorr Spectrum Income Fund – Class C
Actual	2.80%	$1,000.00	$877.00	$13.25
Hypothetical2	2.80%	$1,000.00	$1,011.09	$14.19
LoCorr Spectrum Income Fund – Class I
Actual	1.80%	$1,000.00	$881.60	$8.54
Hypothetical2	1.80%	$1,000.00	$1,016.13	$9.15

1 Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 184 days and divided by 365 to reflect the period July 1, 2014 through December 31, 2014.
2 Hypothetical assumes a 5% return.

90	Notice of Privacy Policy & Practices / Quarterly Portfolio Holdings/Proxy

Notice of Privacy Policy & Practices
(Unaudited)

Your privacy is important to us. The Funds are committed to maintaining the confidentiality, integrity, and security of your personal information. When you provide personal information, the Funds believe that you should be aware of policies to protect the confidentiality of that information.

The Funds collect the following nonpublic personal information about you:

•
Information we receive from you on or in applications or other forms, correspondence, or conversations, including, but not limited to, your name, address, phone number, social security number, assets, income, and date of birth; and

•
Information about your transactions with us, our affiliates, or others, including, but not limited to, your account number and balance, payments history, parties to transactions, cost basis information, and other financial information.

The Funds do not disclose any nonpublic personal information about our current or former shareholders to affiliated or nonaffiliated third parties, except as permitted by law. For example, the Funds are permitted by law to disclose all of the information we collect, as described above, to our transfer agent to process your transactions. Furthermore, the Funds restrict access to your nonpublic personal information to those persons who require such information to provide products or services to you. The Funds maintain physical, electronic, and procedural safeguards that comply with applicable federal and state standards to guard your nonpublic personal information.

In the event that you hold shares of the Funds through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with affiliated or non-affiliated third parties.

Quarterly Form N-Q portfolio schedule
(Unaudited)

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Additionally, you may obtain copies of Forms N-Q from the Funds upon request by calling 1-855-523-8637.

Proxy voting policies, procedures and record
(Unaudited)

You may obtain a description of the Funds’ (1) proxy voting policies, (2) proxy voting procedures and (3) information regarding how the Funds voted any proxies related to portfolio securities during the most recent 12-month period ended December 31 for which an SEC filing has been made, without charge, upon request by contacting the Funds directly at 1-855-523-8637, or on the EDGAR Database on the SEC’s website (http:// www.sec.gov).

Qualified Dividends	91

Qualified Dividend Income/Dividends Received Deduction
(Unaudited)

For the fiscal period ended December 31, 2014(a), certain dividends paid by the Funds may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003.  The percentage of dividends declared from ordinary income designated as qualified income was as follows:

LoCorr Managed Futures Strategy Fund	0.00%
LoCorr Long/Short Commodities Strategy Fund	0.00%
LoCorr Market Trend Fund	0.00%
LoCorr Long/Short Equity Fund	59.70%
LoCorr Spectrum Income Fund	26.82%

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal period ended December 31, 2014(a) was as follows:

LoCorr Managed Futures Strategy Fund	0.00%
LoCorr Long/Short Commodities Strategy Fund	0.00%
LoCorr Market Trend Fund	0.00%
LoCorr Long/Short Equity Fund	59.70%
LoCorr Spectrum Income Fund	21.98%

(a) For the year ended December 31, 2014 for the LoCorr Managed Futures Strategy Fund, the LoCorr Long/Short Commodities Strategy Fund, the LoCorr Long/Short Equity Fund and the LoCorr Spectrum Income Fund and for the period from July 1, 2014 (commencement of operations) through December 31, 2014 for the LoCorr Market Trend Fund.

92	Independent Trustees/Interested Trustees and Officers (Unaudited)

The Statement of Additional Information includes additional information about the Independent Trustees/Interested Trustees and Officers and is available, without charge, by calling 1-855-523-8637.

Independent Trustees
Name, Address and Year of Birth	Position/Term of Office1	Principal Occupation During the Past 5 Years	Number of Portfolios in Fund Complex2 Overseen by Trustee	Other Directorships held by Trustee During the Past 5 Years
Ronald A. Tschetter Year of Birth: 1941	Trustee/ January 2011 to present	Mr. Tschetter is presently retired from his principal occupation; Director of the U.S. Peace Corps, September 2006 to January 2009.	6	None
James W. Morton Year of Birth: 1939	Trustee/ January 2011 to present	Chairman of the Board, Fidelity Bank (community bank), 2008 to present, President 1978 to 2008.	6	None
Mark Thompson Year of Birth: 1959	Trustee/ December 2011 to present	Chairman and Chief Manager, Riverbridge Partners, LLC (investment management), 1987 to present.	6	None

Interested Trustees and Officers
Name, Address and Year of Birth	Position/Term of Office1	Principal Occupation During the Past 5 Years	Number of Portfolios in Fund Complex2 Overseen by Trustee	Other Directorships held by Trustee During the Past 5 Years
Jon C. Essen3 Year of Birth: 1963	Treasurer, Secretary, Chief Compliance Officer/January 2011 to present; Trustee/November, 2010 to present	Chief Operating Officer and Chief Compliance Officer of LoCorr Fund Management, LLC, November 2010 to present; Senior Vice President, Chief Operating Officer and Registered Representative of Octavus Group, LLC (broker/dealer), April 2008 to present; Chief Operating Officer of Hennessey Financial, LLC (commercial finance), May 2002 to April 2008.	6	None
Kevin M. Kinzie4 Year of Birth: 1956	President, Trustee/ January 2011 to present	Chief Executive Officer of LoCorr Fund Management, LLC, November 2010 to present; President and Chief Executive Officer of Octavus Group, LLC (broker/dealer), March 2002 to present.	6	None

1	The term of office for each Trustee listed above will continue indefinitely.
2
The term “Fund Complex” refers to the LoCorr Investment Trust. On December 19, 2014, an initial registration statement was filed with the U.S. Securities and Exchange Commission for the LoCorr Multi-Strategy Fund, a new series of LoCorr Investment Trust.

3	Mr. Essen is an interested Trustee because he is an officer of the Funds’ Adviser.
4	Mr. Kinzie is an interested Trustee because he is an officer and indirect controlling interest holder of the Funds’ Adviser.

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1.855.523.8637 | www.LoCorrFunds.com

Investment Adviser
LoCorr Fund Management, LLC
261 School Avenue, 4th Floor
Excelsior, MN 55331

Administrator, Fund Accountant and Transfer Agent
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI 53202

Custodian
U.S. Bank, N.A.
Custody Operations
1555 North RiverCenter Drive, Suite 302
Milwaukee, WI 53212

Independent Registered Public Accounting Firm
Cohen Fund Audit Services, Ltd.
1350 Euclid Avenue, Suite 800
Cleveland, OH 44115

Fund Counsel
Thompson Hine LLP
41 South High Street, Suite 1700
Columbus, OH 43215

Distributor
Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

LoCorr Fund Management, LLC
261 School Avenue, 4th Floor
Excelsior, MN 55331
PHONE: 952.513.8195
FAX: 952.767.2926

LoCorr Fund Management, LLC
261 School Avenue, 4th Floor
Excelsior, MN 55331
PHONE: 952.513.8195
FAX: 952.767.2926
www.LoCorrFunds.com

LC 1011 (1/15)

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is incorporated by reference. See Item 12(a)(1).

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that it does not have an audit committee financial expert serving on its Audit Committee.  At this time, the registrant believes that the experience provided by each member of the Audit Committee together offers the registrant adequate oversight for the registrant’s level of financial complexity.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  “Other services” provided by the principal accountant of $5,200 and $3,500 represent a cursory review of the semi-annual report for LoCorr Investment Trust for the periods ended June 30, 2014 and June 30, 2013, respectively.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 12/31/2014	FYE 12/31/2013
Audit Fees	$101,000	$52,000
Audit-Related Fees	$0	$0
Tax Fees	$24,000	$14,000
All Other Fees	$5,200	$3,500

The Audit Committee has adopted pre-approval policies and procedures that require the Audit Committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Cohen Fund Audit Services, Ltd. applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 12/31/2014	FYE 12/31/2013
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

During the last two fiscal years, there were no non-audit services, other those disclosed above under "Tax Fees" and "All Other Services", rendered by the principal accountant to the registrant.  In addition, there were no non-audit services rendered by the principal accountant to the registrant’s investment adviser or any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)
The registrant’s President and Treasurer have reviewed the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the registrant and by the registrant’s service provider.

(b)
There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit.

Incorporated by reference to the registrant’s Form N-CSR filed March 7, 2014.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.

Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.

Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  LoCorr Investment Trust

By (Signature and Title)                  /s/ Kevin Kinzie
Kevin Kinzie, President

Date          March 3, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)                  /s/ Kevin Kinzie
Kevin Kinzie, President

Date          March 3, 2015

By (Signature and Title)                  /s/ Jon Essen
Jon Essen, Treasurer

Date          March 3, 2015